As filed with the Securities and Exchange Commission on June 28, 2000

                                                      File Nos.
                                                      02-94222
                                                      811-4149

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.

      Post-Effective Amendment No.  29                      (X)

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.  30                                     (X)

                            FRANKLIN TAX-FREE TRUST
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (650)312-2000

       MURRAY L. SIMPSON, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]   immediately upon filing pursuant to paragraph (b)
[X]   on July 1, 2000 pursuant to paragraph (b)
[ ]   60 days after filing pursuant to paragraph (a)(1)
[ ]   on (date) pursuant to paragraph (a)(1) of Rule 485
[ ]   75 days after filing pursuant to paragraph (a)(2)
[ ]   on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.





Prospectus

FRANKLIN
TAX-FREE
TRUST

INVESTMENT STRATEGY
   TAX-FREE INCOME

Franklin Arizona Insured Tax-Free Income Fund
Franklin Florida Insured Tax-Free Income Fund
Franklin Insured Tax-Free Income Fund
Franklin Massachusetts Insured Tax-Free Income Fund
Franklin Michigan Insured Tax-Free Income Fund
Franklin Minnesota Insured Tax-Free Income Fund
Franklin Ohio Insured Tax-Free Income Fund




















JULY 1, 2000

[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2    Goals and Strategies

 4    Main Risks

 7    Performance

14    Fees and Expenses

18    Management

20    Distributions and Taxes

22    Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

30    Choosing a Share Class

34    Buying Shares

37    Investor Services

40    Selling Shares

42    Account Policies

45    Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

THE FUNDS

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES

GOAL Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

MAIN INVESTMENT STRATEGIES Under normal market conditions, each Fund invests predominately in insured municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, each state Fund invests predominately in insured municipal securities that pay interest free from the personal income taxes, if any, of that Fund's state. Although each Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (the "principal") be repaid at maturity.
[End callout]

Each Fund invests at least 65% of its total assets, and normally more than that percentage, in insured municipal securities. Insured municipal securities are covered by insurance policies that guarantee the timely payment of principal and interest. Generally, the Fund buys insured municipal securities only if they are covered by policies issued by AAA-rated municipal bond insurers. There are currently four municipal bond insurers with a AAA rating. The Fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield.

The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. The manager also may consider the cost of insurance when selecting securities for a Fund.

Each Fund may invest the balance of its assets in the following types of securities: (i) uninsured municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) municipal securities rated in one of the top three ratings by U.S. nationally recognized rating services (or comparable unrated securities), which may include uninsured securities and insured securities covered by policies issued by insurers with a rating below AAA but not below A; or (iii) uninsured, short-term, tax-exempt securities rated in the top rating, pending investment in longer-term municipal securities. Each Fund may only invest up to 20% of its total assets in the type of securities described in (ii) above.

Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goal.

IT IS IMPORTANT TO NOTE THAT INSURANCE DOES NOT GUARANTEE THE MARKET VALUE OF AN INSURED SECURITY, OR THE FUND'S SHARE PRICE OR DISTRIBUTIONS, AND SHARES OF THE FUND ARE NOT INSURED.

[Insert graphic of chart with line going up and down]  MAIN RISKS

INCOME Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of each Fund's portfolio securities are supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of a Fund's distributions, its yield, and the value of your investment in that Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CALL A municipal security may be prepaid (called) before maturity. Securities are more likely to be called when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower that Fund's income and yield and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION The Arizona and Florida Funds are non-diversified funds. They may invest a greater portion of their assets in the municipal securities of one issuer than a diversified fund. These Funds may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of their shares. The Funds, however, intend to meet certain tax diversification requirements. The other Funds are all diversified funds.

Each state Fund involves more risk than an investment in a fund that does not focus on securities of a single state. The Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

STATE Since each state Fund invests predominately in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time.

To the extent the Franklin Insured Tax-Free Income Fund is invested in a state, events in that state may affect the Fund's investments and its performance.

U.S. TERRITORIES Each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Funds, their policies and risks and about municipal securities ratings can be found in the Funds' Statement of Additional Information (SAI).

[Begin callout]
Mutual Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual Fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of bull and bear]  PERFORMANCE

The bar charts and tables below show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ARIZONA FUND ANNUAL TOTAL RETURNS 1

[Insert bar graph]

-8.26%  21.20% 8.69%  4.59%  6.31%  -5.33%
94      95     96     97     98     99
                YEAR

[Begin callout]
BEST
QUARTER:
Q1 '95
9.53%

WORST
QUARTER:
Q1 '94
-7.89%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                           SINCE
                                                         INCEPTION
                                      1 YEAR    5 YEARS  (4/30/93)
-------------------------------------------------------------------

Arizona Fund 2                        -9.34%     5.83%     4.21%
Lehman Brothers Municipal Bond        -2.06%     6.91%     5.40%
Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 4.50% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FLORIDA FUND ANNUAL TOTAL RETURNS 1

[Insert bar graph]

-9.85%  21.24% 8.00&  5.02%  6.67%  -4.59%
94      95     96     97     98     99
                YEAR

[Begin callout]
BEST
QUARTER:
Q1 '95
9.30%

WORST
QUARTER:
Q1 '94
-8.79%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                           SINCE
                                                         INCEPTION
                                     1 YEAR     5 YEARS  (4/30/93)
-------------------------------------------------------------------
Florida Fund 2                       -8.65%      6.04%     3.89%
Lehman Brothers Municipal Bond       -2.06%      6.91%     5.40%
Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 3.63% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

INSURED FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

6.57%   11.35% 9.38%  11.83% -3.59% 13.60% 4.18% 8.11%  6.04%  -3.40%
90      91     92     93     94     95     96    97     98     99
                                YEAR
[Begin callout]
BEST
QUARTER:
Q1 '95
5.63%

WORST
QUARTER:
Q1 '94
-4.22%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                      1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------
Insured Fund - Class A 2              -7.53%    4.65%     5.80%
Lehman Brothers Municipal Bond        -2.06%    6.91%     6.89%
Index 3

                                                          SINCE
                                                        INCEPTION
                                                1 YEAR   (5/1/95)
-------------------------------------------------------------------

Insured Fund - Class C 2                        -5.75%    3.98%
Lehman Brothers Municipal Bond                  -2.06%    5.84%
Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 3.11% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MASSACHUSETTS FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

5.10%   11.46% 8.98%  11.79% -3.63% 14.06% 8.53% 4.21%  5.39%  -3.72%
90      91     92     93     94     95     96    97     98     99
                               YEAR


[Begin callout]
BEST
QUARTER:
Q1 '95
5.87%

WORST
QUARTER:
Q1 '97
-4.53%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                     1 YEAR     5 YEARS   10 YEARS
                                     ------     -------   --------
Massachusetts Fund - Class A 2       -7.81%      4.62%      5.60%
Lehman Brothers Municipal Bond       -2.06%      6.91%      6.89%
Index 3

                                                            SINCE
                                                          INCEPTION
                                                1 YEAR    (5/1/95)
--------------------------------------------------------------------

Massachusetts Fund - Class C 2                  -6.11%      3.85%
Lehman Brothers Municipal Bond                  -2.06%      5.84%
Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 3.46% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MICHIGAN FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

6.10%   10.96% 9.45%  12.09% -3.93% 13.83% 8.87% 3.58%  6.47%  -2.27%
90      91     92     93     94     95     96    97     98     99
                               YEAR
[Begin callout]
BEST
QUARTER:
Q1 '95
5.70%

WORST
QUARTER:
Q1 '97
-4.60%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1999

                                        1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------
Michigan Fund - Class A 2                -6.46%    5.05%     5.90%
Lehman Brothers Municipal Bond Index 3   -2.06%    6.91%     6.89%

                                                            SINCE
                                                          INCEPTION
                                                  1 YEAR  (5/1/95)
--------------------------------------------------------------------
Michigan Fund - Class C 2                          -4.75%    4.37%
Lehman Brothers Municipal Bond Index 3             -2.06%    5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.61% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MINNESOTA FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

5.82%   10.86% 8.62%  10.98% -3.55% 13.31% 3.49% 7.69%  5.68%  -3.74%
90      91     92     93     94     95     96    97     98     99
                               YEAR

[Begin callout]
BEST
QUARTER:
Q1 '95
5.70%

WORST
QUARTER:
Q1 '94
-3.83%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                    1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------

Minnesota Fund - Class A 2           -7.82%    4.22%     5.31%
Lehman Brothers Municipal Bond       -2.06%    6.91%     6.89%
Index 3

                                                        SINCE
                                                      INCEPTION
                                              1 YEAR  (5/1/95)
----------------------------------------------------------------

Minnesota Fund - Class C 2                     -6.18%    3.48%
Lehman Brothers Municipal Bond                 -2.06%    5.84%
Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 3.27% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

OHIO FUND - CLASS A ANNUAL TOTAL RETURNS 1
[Insert bar graph]

6.64%   10.95% 8.98%  12.47% -4.48% 14.34% 4.47% 8.16%  5.94%  -3.00%
90      91     92     93     94     95     96    97     98     99
                               YEAR

[Begin callout]
BEST
QUARTER:
Q1 '95
6.09%

WORST
QUARTER:
Q1 '94
-4.75%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                      1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------
Ohio Fund - Class A 2                  -7.15%    4.91%     5.82%
Lehman Brothers Municipal Bond         -2.06%    6.91%     6.89%
Index 3

                                                          SINCE
                                                        INCEPTION
                                                1 YEAR   (5/1/95)
-------------------------------------------------------------------
Ohio Fund - Class C 2                            -5.35%    4.18%
Lehman Brothers Municipal Bond                   -2.06%    5.84%
Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.95% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign]  FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                        MASSA-
               ARIZONA FLORIDA INSURED CHUSETTS MICHIGAN MINNESOTA OHIO
CLASS A         FUND    FUND    FUND    FUND     FUND     FUND     FUND
----------------------------------------------------------------------
Maximum sales
charge
 (load) as a
percentage
 of offering       4.25% 4.25%  4.25%   4.25%   4.25%   4.25%   4.25%
price

Load imposed on
 purchases         4.25% 4.25%  4.25%   4.25%   4.25%   4.25%   4.25%

Maximum deferred
 sales charge      NONE   NONE   NONE    NONE    NONE    NONE   NONE
(load) 1


CLASS B 2
--------------------------------------------------------------------
Maximum sales
charge
 (load) as a
percentage
 of offering        -     -    4.00%     -     4.00%     -     4.00%
price
Load imposed on
 purchases          -     -     NONE     -      NONE     -     NONE
Maximum deferred
 sales charge       -     -    4.00%     -     4.00%     -     4.00%
(load) 3

CLASS C
--------------------------------------------------------------------
Maximum sales
charge
 (load) as a
percentage
 of offering        -     -    1.99%   1.99%   1.99%   1.99%   1.99%
price
Load imposed on
 purchases          -     -    1.00%   1.00%   1.00%   1.00%   1.00%
Maximum deferred
 sales charge       -     -    0.99%   0.99%   0.99%   0.99%   0.99%
(load) 4

Please see "Choosing a Share Class" on page 30 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                         MASSA-
                ARIZONA FLORIDA INSURED CHUSETTS MICHIGAN MINNESOTA OHIO
CLASS A          FUND     FUND   FUND    FUND     FUND    FUND      FUND
----------------------------------------------------------------------
Management fees   0.62%  0.60%5 0.46%   0.52%  0.47%   0.50%   0.48%
Distribution and
 service (12b-1)  0.10%  0.10%  0.09%   0.09%  0.09%   0.09%   0.09%
fees
Other expenses    0.09%  0.07%  0.07%   0.07%  0.07%   0.07%   0.07%
                  ----------------------------------------------------
Total annual
Fund
 operating        0.81%  0.77%5 0.62%   0.68%  0.63%   0.66%   0.64%
expenses
                  ====================================================

CLASS B 2
----------------------------------------------------------------------
Management fees     -      -    0.46%     -    0.47%     -     0.48%
Distribution and
service
 (12b-1) fees       -      -    0.65%     -    0.65%     -     0.65%
Other expenses      -      -    0.07%     -    0.07%     -     0.07%
                  ----------------------------------------------------
Total annual
Fund
 operating          -      -    1.18%     -    1.19%     -     1.20%
expenses
                  =====================================================

CLASS C
----------------------------------------------------------------------
Management fees     -      -    0.46%   0.52%  0.47%   0.50%   0.48%
Distribution and
service
 (12b-1 fees)       -      -    0.65%   0.65%  0.65%   0.65%   0.65%
Other expenses      -      -    0.07%   0.07%  0.07%   0.07%   0.07%
                  ----------------------------------------------------
Total annual
Fund
 operating          -      -    1.18%   1.24%  1.19%   1.22%   1.20%
expenses
                  ====================================================

1. Except for investments of $1 million or more (see page 30).
2. The Insured, Michigan and Ohio Funds began offering Class B shares on February 1, 2000. Total annual Fund operating expenses are annualized.
3. Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.
5. For the fiscal year ended February 29, 2000, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.59% and total annual Fund operating expenses were 0.76%. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.

EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year; and
o     The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     MASSA-
            ARIZONA FLORIDA INSURED CHUSETTS MICHIGAN MINNESOTA OHIO
             FUND    FUND    FUND    FUND     FUND     FUND     FUND
---------------------------------------------------------------------

If you sell your shares
at the end of the period:

CLASS A

1 Year 1      $504   $500    $486     $492     $487     $490   $488

3 Years       $673   $661    $615     $633     $618     $627   $621

5 Years       $856   $835    $756     $788     $761     $777   $767

10 Years     $1,384 $1,339  $1,166   $1,236   $1,178   $1,213  $1,189

CLASS B

1 Year         -       -     $520      -       $521      -     $522

3 Years        -       -     $675      -       $678      -     $681

5 Years        -       -     $849      -       $854      -     $860

10 Years 2     -       -    $1,276     -      $1,287     -     $1,299

CLASS C

1 Year         -       -     $318     $324     $319     $322   $320

3 Years        -       -     $471     $489     $474     $483   $477

5 Years        -       -     $743     $774     $748     $764   $753

10 Years       -       -    $1,517   $1,585   $1,529   $1,563  $1,540

                                      MASSA-
             ARIZONA FLORIDA INSURED CHUSETTS MICHIGAN MINNESOTA OHIO
              FUND    FUND    FUND     FUND     FUND     FUND    FUND
---------------------------------------------------------------------

If you do not sell your shares:

CLASS B

1 Year         -       -     $120      -       $121      -     $122

3 Years        -       -     $375      -       $378      -     $381

5 Years        -       -     $649      -       $654      -     $660

10 Years2      -       -    $1,276     -      $1,287     -     $1,299

CLASS C

1 Year         -       -     $219     $225     $220     $223   $221

3 Years        -       -     $471     $489     $474     $483   $477

5 Years        -       -     $743     $774     $748     $764   $753

10 Years       -       -    $1,517   $1,585   $1,529   $1,563  $1,540

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase]  MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is each Fund's investment manager. Together, Advisers and its affiliates manage over $225 billion in assets.

The team responsible for the Funds' management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the Arizona and Florida Funds since their inception and the Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

JAMES CONN, VICE PRESIDENT OF ADVISERS
Mr. Conn has been an analyst or portfolio manager of the Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since December 1999. He joined Franklin Templeton Investments in 1996. Previously, he was a portfolio manager with California Investment Trust.

CARRIE HIGGINS, VICE PRESIDENT OF ADVISERS
Ms. Higgins has been an analyst or portfolio manager of the Arizona Fund since its inception. She joined Franklin Templeton Investments in 1990.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been an analyst or portfolio manager of the Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since 1989. He joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, PORTFOLIO MANAGER OF ADVISERS
Mr. Rivera has been an analyst or portfolio manager of the Massachusetts Fund since 1996. He joined Franklin Templeton Investments in 1994.

CHRISTOPHER SPERRY, PORTFOLIO MANAGER OF ADVISERS
Mr. Sperry has been an analyst or portfolio manager of the Arizona and Florida Funds since February 2000. He joined Franklin Templeton Investments in 1996.

STELLA S. WONG, VICE PRESIDENT OF ADVISERS
Ms. Wong has been an analyst or portfolio manager of the Florida Fund since its inception and the Ohio Fund since 1986. She joined Franklin Templeton Investments in 1986.

Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 29, 2000, the Funds paid to the manager for its services the following management fees:

                                            MANAGEMENT
                                               FEES
                                        (as a percentage of
                                          average monthly
                                              assets)
-------------------------------------------------------------
Arizona Fund                                   0.62%
Florida Fund 1                                 0.59%
Insured Fund                                   0.46%
Massachusetts Fund                             0.52%
Michigan Fund                                  0.47%
Minnesota Fund                                 0.50%
Ohio Fund                                      0.48%

1. Management fees, before any advance waiver, were 0.60% of the Florida Fund's average net assets. Under an agreement by the manager to limit its fees, the Florida Fund paid the management fees shown. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.

[Insert graphic of dollar signs and stacks of coins]
DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS Each Fund declares dividends daily from its net investment income and pays them monthly on or about the 20th day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed twice a year. The amount of these distributions will vary and there is no guarantee the Fund will pay dividends.

Please keep in mind that if you invest in a Fund shortly before the Fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS Fund distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax. Each Fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. Fund distributions from such income are taxable to you as ordinary income. Distributions that qualify as capital gain dividends for federal income tax purposes are taxable to you as long-term capital gains no matter how long you have owned your shares. Distributions of ordinary income or capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

[Begin callout]
BACKUP WITHHOLDING

By law, a Fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs a Fund to do so.
[End callout]


Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


When you sell your shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax.


Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.


Distributions of ordinary income and capital gains, and gains from the sale or exchange of your Fund shares generally will be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

[Insert graphic of dollar bill]  FINANCIAL HIGHLIGHTS

The tables below present each Fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

ARIZONA FUND                      YEAR ENDED FEBRUARY 29,
-------------------------------------------------------------------------------
                                 2000    1999  1998  1997   1996
-------------------------------------------------------------------------------

PER SHARE DATA 1 ($)

Net asset value, beginning of    10.84   10.77 10.36 10.36   9.80
year

 Net investment income             .48     .53   .54   .55    .55
                                -----------------------------------

 Net realized and unrealized
 gains (losses)                   (.99)    .07   .42  -       .57
                                -----------------------------------

Total from investment             (.51)    .60   .96   .55   1.12
operations
                                -----------------------------------

Distributions from net            (.49)2  (.53) (.55) (.55)  (.56)
investment income
                                -----------------------------------

Net asset value, end of year      9.84   10.84 10.77 10.36  10.36
                                ===================================

Total return (%) 3               (4.68)   5.75  9.53  5.55  11.64

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    72,517  80,68458,05939,693 38,199
1,000)

Ratios to average net assets:
(%)

 Expenses                          .81     .37   .30   .25    .16

 Expenses excluding waiver
 and payments by affiliate         .81     .84   .82   .86    .86

 Net investment income            4.67    4.87  5.11  5.45   5.51

Portfolio turnover rate (%)      33.46   10.68 17.44 18.27   4.12

1. Based on average shares outstanding effective February 29, 2000.
2. Includes distributions in excess of net investment income in the amount of $.001.
3. Total return does not include sales charges.

FLORIDA FUND                        YEAR ENDED FEBRUARY 29,
-------------------------------------------------------------------
                                 2000   1999   1998  1997   1996
-------------------------------------------------------------------

PER SHARE DATA1 ($)

Net asset value, beginning of    10.53  10.43   9.99  10.02  9.53
year
                                -----------------------------------

 Net investment income             .48    .51    .53    .53   .53
                                -----------------------------------

 Net realized and unrealized
 gains (losses)                   (.92)   .10    .44   (.03)  .49
                                -----------------------------------

Total from investment             (.44)   .61    .97    .50  1.02
operations
                                -----------------------------------

Distributions from net            (.48)  (.51)  (.53)  (.53) (.53)
investment income
                                -----------------------------------

Net asset value, end of year      9.61  10.53  10.43   9.99 10.02
                                ===================================

Total return (%) 2               (4.22)  6.01   9.94   5.17 10.95

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x   108,831 124,488 101,506 77,177 69,583
1,000)

Ratios to average net assets:
(%)

 Expenses                          .76    .42    .35    .35   .35

 Expenses excluding waiver
 and payments by affiliate         .77    .79    .80    .80   .82

 Net investment income            4.79   4.88   5.16   5.36  5.37

Portfolio turnover rate (%)      23.92   1.81   8.08  32.23 24.36

1. Based on average shares outstanding effective February 29, 2000.
2. Total return does not include sales charges.

INSURED FUND
CLASS A                                 YEAR ENDED FEBRUARY 29,
-------------------------------------------------------------------

                                2000 2  1999   1998   1997  1996 3
-------------------------------------------------------------------

PER SHARE DATA 1 ($)

Net asset value, beginning of    12.26  12.31  12.15  12.27 11.97
year
                                -----------------------------------

 Net investment income             .61    .63    .66    .69   .71

 Net realized and unrealized
 gains (losses)                  (1.00)   .06    .29   (.11)  .30
                                -----------------------------------

Total from investment             (.39)   .69    .95    .58  1.01
operations
                                -----------------------------------

Less distributions from:

 Net investment income            (.61)4 (.63)  (.66)  (.70) (.71)

 In excess of net investment      -      (.01)  (.01)  -     -
income

 Net realized gains               (.02)  (.10)  (.12)  -     -
                                -----------------------------------

Total distributions               (.63)  (.74)  (.79)  (.70) (.71)
                                -----------------------------------

Net asset value, end of year     11.24  12.26  12.31  12.15 12.27
                                ===================================

Total return (%) 5               (3.21)  5.72   8.09   4.88  8.66

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1   1,446  1,727  1,685  1,662 1,705
million)

Ratios to average net assets:
(%)

 Expenses                          .62    .62    .61    .60   .60

 Net investment income            5.23   5.11   5.44   5.68  5.81
Portfolio turnover rate (%)      13.29  13.16  27.77  18.66 13.52

CLASS B
PER SHARE DATA 1 ($)

Net asset value, beginning of    11.14
period
                                -----------------------------------

 Net investment income             .05

 Net realized and unrealized
 gains (losses)                    .10
                                -----------------------------------

Total from investment              .15
operations
                                -----------------------------------

Distributions from net            (.05)
investment income
                                -----------------------------------

Net asset value, end of period   11.24
                                ===================================

Total return (%) 5                1.31

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period ($ x    63
1,000)

Ratios to average net assets:
(%)

 Expenses                         1.18 6

 Net investment income            5.23 6

Portfolio turnover rate (%)      13.29

INSURED FUND (CONT.)
CLASS C                             YEAR ENDED FEBRUARY 29,
-------------------------------------------------------------------

                                2000 2   1999  1998   1997   1996 3
-------------------------------------------------------------------

PER SHARE DATA 1 ($)

Net asset value, beginning of    12.33   12.38 12.21  12.31  11.98
year
                                -----------------------------------

 Net investment income             .55     .57   .60    .62    .54

 Net realized and unrealized
 gains (losses)                  (1.00)    .05   .29   (.09)   .32
                                -----------------------------------

Total from investment             (.45)    .62   .89    .53    .86
operations
                                -----------------------------------

 Distributions from net           (.55)4  (.57)7(.60)  (.63)  (.53)
investment income
                                -----------------------------------

 Distributions from net           (.02)   (.10) (.12)  -      -
realized gains
                                -----------------------------------

Total distributions               (.57)   (.67) (.72)  (.63)  (.53)
                                -----------------------------------

Net asset value, end of year     11.31   12.33 12.38  12.21  12.31
                                ===================================

Total return (%) 5               (3.74)   5.12  7.52   4.42   7.32

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    56,627  65,16638,057 21,521 8,152
1,000)

Ratios to average net assets:
(%)

 Expenses                         1.18    1.18  1.18   1.17   1.18 6

 Net investment income            4.66    4.54  4.86   5.10   5.21 6

Portfolio turnover rate (%)      13.29   13.16 27.77  18.66  13.52

1. Based on average shares outstanding effective February 29, 2000.
2. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
3. For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.
4. Includes distributions in excess of net investment income in the amount of $.001.
5. Total return does not include sales charges, and is not annualized.
6. Annualized.
7. Includes distributions in excess of net investment income in the amount of $.004.

MASSACHUSETTS FUND
CLASS A                             YEAR ENDED FEBRUARY 29,
-------------------------------------------------------------------
                                2000   1999   1998   1997   1996 2
-------------------------------------------------------------------

PER SHARE DATA1 ($)

Net asset value, beginning of    11.71  11.75  11.54  11.65  11.34
year
                                -----------------------------------

 Net investment income             .58    .59    .61    .63    .66
  Net realized and unrealized
 gains (losses)                   (.96)   .03    .35   (.10)   .31
                                -----------------------------------

Total from investment             (.38)   .62    .96    .53    .97
operations
                                -----------------------------------

Less distributions from:

 Net investment income            (.58)  (.59)  (.61)  (.64)3 (.66)

 In excess of net investment      -      -      (.01)         -
income

 Net realized gains               -      (.07)  (.13)  -      -
                                -----------------------------------

Total distributions               (.58)  (.66)  (.75)  (.64)  (.66)
                                -----------------------------------

Net asset value, end of year     10.75  11.71  11.75  11.54  11.65
                                ===================================

Total return (%) 4               (3.34)  5.36   8.50   4.75   8.80

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x   306,531 340,109 328,147 325,065 301,529
1,000)

Ratios to average net assets:
(%)

 Expenses                          .68    .68    .68    .68    .69

 Net investment income            5.16   4.99   5.21   5.51   5.67

Portfolio turnover rate (%)      25.75   6.80  30.46  29.22  10.29


MASSACHUSETTS FUND (CONT.)
CLASS C                             YEAR ENDED FEBRUARY 29,
-------------------------------------------------------------------
                                2000    1999  1998   1997   1996 2
-------------------------------------------------------------------

PER SHARE DATA1 ($)

Net asset value, beginning of    11.76   11.80 11.59  11.69  11.36
year
                                -----------------------------------

 Net investment income             .52     .52   .55    .57    .50

 Net realized and unrealized
 gains (losses)                   (.96)    .03   .34   (.09)   .32
                                -----------------------------------

Total from investment             (.44)    .55   .89    .48    .82
operations
                                -----------------------------------

 Distributions from net           (.51)   (.52) (.55)  (.58)3 (.49)
investment income
                                -----------------------------------

 Distributions from net           -       (.07) (.13)  -      -
realized gains
                                -----------------------------------

Total distributions               (.51)   (.59) (.68)  (.58)  (.49)

 Net asset value, end of year    10.81   11.76 11.80  11.59  11.69
                                ===================================

Total return (%) 4               (3.78)   4.74  7.86   4.22   7.36

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    27,253  26,27113,937 6,378  2,759
1,000)

Ratios to average net assets:
(%)

 Expenses                         1.24    1.24  1.25   1.25   1.26 5

 Net investment income            4.60    4.44  4.59   4.96   5.06 5

Portfolio turnover rate (%)      25.75    6.80 30.46  29.22  10.29

1. Based on average shares outstanding effective February 29, 2000.
2. For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.
3. Includes distributions in excess of net investment income in the amount of $.001.
4. Total return does not include sales charges, and is not annualized.
5. Annualized.

MICHIGAN FUND
CLASS A                             YEAR ENDED FEBRUARY 29,
-------------------------------------------------------------------
                                 2000 2  1999   1998   1997  1996 3
-------------------------------------------------------------------

PER SHARE DATA 1 ($)

Net asset value, beginning of     12.28   12.20 12.00  12.09 11.76
year
                                -----------------------------------

 Net investment income              .60     .61   .63    .66   .68

 Net realized and unrealized
 gains (losses)                    (.91)    .13   .34   (.09)  .34
                                -----------------------------------

Total from investment              (.31)    .74   .97    .57  1.02
operations
                                -----------------------------------

Less distributions from:

 Net investment income             (.60)   (.61) (.63)  (.66) 4 (.69)5
                                -----------------------------------

 In excess of net investment       -       -     (.01)  -     -
income

 Net realized gains               -6       (.05) (.13)  -     -

Total distributions                (.60)   (.66) (.77)  (.66) (.69)

Net asset value, end of year      11.37   12.28 12.20  12.00 12.09
                                ===================================

Total return (%) 7                (2.57)   6.23  8.37   4.90  8.86

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1   1,058  1,161 1,143  1,112  1,115
million)

Ratios to average net assets:
(%)

 Expenses                           .63     .63   .63    .62   .62

 Net investment income             5.10    4.98  5.24   5.52  5.65

Portfolio turnover rate (%)       13.73    7.37 20.08  30.03  9.38

MICHIGAN FUND (CONT.)
CLASS B                              YEAR ENDED FEBRUARY 29,
-------------------------------------------------------------------
                                 2000 2  1999  1998   1997   1996 3
-------------------------------------------------------------------

PER SHARE DATA1 ($)

Net asset value, beginning of    11.31
period
                                -----------------------------------

 Net investment income             .05

 Net realized and unrealized       .07
gains
                                -----------------------------------

Total from investment              .12
operations
                                -----------------------------------

Distributions from net            (.05)
investment income
                                -----------------------------------

Net asset value, end of period   11.38
                                ===================================

Total return (%)                  1.11

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period ($ x    228
1,000)

Ratios to average net assets:
(%)

 Expenses                         1.19 8

 Net investment income            4.88 8

Portfolio turnover rate (%)      13.73

CLASS C
-------------------------------------------------------------------
PER SHARE DATA 1 ($)

Net asset value, beginning of    12.36   12.27 12.07  12.14  11.77
year
                                -----------------------------------

 Net investment income             .54     .55   .57    .59    .51

 Net realized and unrealized
 gains (losses)                   (.92)    .13   .33   (.07)   .37
                                -----------------------------------

Total from investment             (.38)    .68   .90    .52    .88
operations
                                -----------------------------------

 Distributions from net           (.53)   (.54) (.57)  (.59)  (.51)
investment income

 Distributions from net          -6       (.05) (.13)  -      -
realized gains
                                -----------------------------------

Total distributions               (.53)   (.59) (.70)  (.59)  (.51)
                                -----------------------------------

Net asset value, end of year     11.45   12.36 12.27  12.07  12.14
                                ===================================

Total return (%) 7               (3.11)   5.71  7.70   4.44   7.58

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    49,038  49,970 32,873 20,162 6,683
1,000)

Ratios to average net assets:
(%)

 Expenses                         1.19    1.19  1.20   1.19   1.20 8

 Net investment income            4.54    4.42  4.67   4.94   5.03 8

Portfolio turnover rate (%)      13.73    7.37 20.08  30.03   9.38


1. Based on average shares outstanding effective February 29, 2000.
2. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
3. For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.
4. Includes distributions in excess of net investment income in the amount of $.002.
5. Includes distributions in excess of net investment income in the amount of $.001.
6. The Fund made a capital gain distribution of $.0003.
7. Total return does not include sales charges, and is not annualized.
8. Annualized.

MINNESOTA FUND
CLASS A                             YEAR ENDED FEBRUARY 29,
-------------------------------------------------------------------
                                 2000   1999   1998   1997  1996 2
-------------------------------------------------------------------

PER SHARE DATA 1 ($)

Net asset value, beginning of    12.14   12.16 12.01  12.14  11.88
year
                                -----------------------------------

 Net investment income             .59     .61   .64    .65    .67

 Net realized and unrealized
 gains (losses)                   (.99)    .01   .25   (.12)   .27
                                -----------------------------------

Total from investment             (.40)    .62   .89    .53    .94
operations
                                -----------------------------------

 Distributions from net           (.59)3  (.62)4(.64)  (.66)  (.68)
investment income

 Distributions from net           (.02)   (.02) (.10)  -      -
realized gains
                                -----------------------------------

Total distributions               (.61)   (.64) (.74)  (.66)  (.68)
                                -----------------------------------

Net asset value, end of year     11.13   12.14 12.16  12.01  12.14
                                ===================================

Total return (%) 5               (3.30)   5.18  7.60   4.54   8.06

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x   451,142 515,174 495,315 482,128 492,139
1,000)

Ratios to average net assets:
(%)

 Expenses                          .66     .67   .65    .66    .66

 Net investment income            5.05    5.01  5.29   5.47   5.58

Portfolio turnover rate (%)      15.79   16.25 14.87  14.40  17.72

CLASS C
-------------------------------------------------------------------
PER SHARE DATA 1 ($)

Net asset value, beginning of    12.19   12.21 12.05  12.17  11.89
year
                                -----------------------------------

 Net investment income             .52     .54   .57    .59    .50

 Net realized and unrealized
 gains (losses)                   (.98)    .01   .26   (.12)   .28
                                -----------------------------------

Total from investment             (.46)    .55   .83    .47    .78
operations
                                -----------------------------------

 Distributions from net           (.53)6  (.55)4(.57)  (.59)  (.50)
investment income
                                -----------------------------------

 Distributions from net           (.02)   (.02) (.10)  -      -
realized gains
                                -----------------------------------

Total distributions               (.55)   (.57) (.67)  (.59)  (.50)
                                -----------------------------------

Net asset value, end of year     11.18   12.19 12.21  12.05  12.17
                                ===================================

Total return (%) 5               (3.84)   4.58  7.04   3.98   6.67

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    21,828  20,89610,131 4,844  1,152
1,000)

Ratios to average net assets:
(%)

 Expenses                         1.22    1.23  1.22   1.23   1.25 7

 Net investment income            4.50    4.44  4.72   4.87   4.94 7

Portfolio turnover rate (%)      15.79   16.25 14.87  14.40  17.72

1. Based on average shares outstanding effective February 29, 2000.
2. For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.
3. Includes distributions in excess of net investment income in the amount of $.008.
4. Includes distributions in excess of net investment income in the amount of $.001.
5. Total return does not include sales charges, and is not annualized.
6. Includes distributions in excess of net investment income in the amount of $.007.
7. Annualized.

OHIO FUND
CLASS A                             YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------
                                2000 2   1999   1998   1997   1996 3
--------------------------------------------------------------------

PER SHARE DATA1 ($)

Net asset value, beginning of    12.49   12.45  12.19  12.22  11.90
year
                                ------------------------------------

 Net investment income             .61     .62    .64    .66    .68

 Net realized and unrealized
  gains (losses)                  (.95)    .07    .33   (.03)   .33
                                ------------------------------------

Total from investment             (.34)    .69    .97    .63   1.01
operations
                                ------------------------------------

 Distributions from net           (.61) 4 (.62)  (.64)5 (.66)6 (.69) 7
investment income

 Distributions from net           (.02)   (.03)  (.07)  -      -
realized gains
                                ------------------------------------

Total distributions               (.63)   (.65)  (.71)  (.66)  (.69)
                                ------------------------------------

Net asset value, end of year     11.52   12.49  12.45  12.19  12.22
                                ====================================

Total return (%) 8               (2.80)   5.63   8.22   5.35   8.66

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x   689,084 776,592 741,079 698,360 685,783
1,000)

Ratios to average net assets:
(%)

 Expenses                          .64     .65    .64    .64    .64

 Net investment income            5.07    4.98   5.24   5.43   5.58

Portfolio turnover rate (%)       9.61    6.56  12.84  14.95  11.47

CLASS B
--------------------------------------------------------------------

PER SHARE DATA 1 ($)

Net asset value, beginning of    11.43
period
                                ------------------------------------

 Net investment income             .05

 Net realized and unrealized
  gains (losses)                   .09
                                ------------------------------------

Total from investment              .14
operations
                                ------------------------------------

Distributions from net            (.05)
investment income
                                ------------------------------------

Net asset value, end of period   11.52
                                ====================================

Total return (%) 8                1.19

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period ($ x    76
1,000)

Ratios to average net assets:
(%)

 Expenses                         1.20 9

 Net investment income            5.02 9

Portfolio turnover rate (%)       9.61

OHIO FUND (CONT.)
CLASS C                              YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------
                                2000 2   1999   1998   1997   1996 3
--------------------------------------------------------------------

PER SHARE DATA1 ($)

Net asset value, beginning of   12.56   12.51  12.24  12.26  11.90
year
                                ------------------------------------

 Net investment income            .54     .55    .58    .59    .52

 Net realized and unrealized
 gains (losses)                  (.96)    .08    .34   (.02)   .35
                                ------------------------------------

Total from investment            (.42)    .63    .92    .57    .87
operations
                                ------------------------------------

 Distributions from net          (.54) 4 (.55)  (.58)  (.59)  (.51)
investment income

 Distributions from net          (.02)   (.03)  (.07)  -      -
realized gains
                                ------------------------------------

Total distributions              (.56)   (.58)  (.65)  (.59)  (.51)
                                ------------------------------------

Net asset value, end of year    11.58   12.56  12.51  12.24  12.26
                                ====================================

Total return (%) 8              (3.41)   5.10   7.66   4.79   7.43

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    40,181  42,258 28,178 15,786 6,085
1,000)

Ratios to average net assets:
(%)

 Expenses                        1.20    1.21   1.20   1.20   1.22 9

 Net investment income           4.52    4.42   4.67   4.80   4.99 9

Portfolio turnover rate (%)      9.61    6.56  12.84  14.95  11.47

1. Based on average shares outstanding effective February 29, 2000.
2. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
3. For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.
4. Includes distributions in excess of net investment income in the amount of $.002.
5. Includes distributions in excess of net investment income in the amount of $.007.
6. Includes distributions in excess of net investment income in the amount of $.003.
7. Includes distributions in excess of net investment income in the amount of $.001.
8. Total return does not include sales charges, and is not annualized.
9. Annualized.

YOUR ACCOUNT

[Insert graphic of pencil marking an X]  CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                  CLASS B (INSURED,     CLASS C (ALL FUNDS
                         MICHIGAN              EXCEPT
                         AND OHIO FUNDS ONLY)  ARIZONA AND FLORIDA)
----------------------------------------------------------------------

o  Initial sales         o  No initial         o  Initial sales
   charge of 4.25% or       sales charge          charge of 1%
   less


o  Deferred sales        o  Deferred sales     o  Deferred sales
   charge of 1% on          charge of 4% on       charge of 1% on
   purchases of $1          shares you sell       shares you sell
   million or more sold     within the first      within 18 months
   within 12 months         year, declining
                            to 1% within six
                            years and
                            eliminated after
                            that

o  Lower annual          o  Higher annual      o  Higher annual
   expenses than Class      expenses than         expenses than
   B or C due to lower      Class A (same as      Class A (same as
   distribution fees        Class C) due to       Class B) due to
                            higher                higher
                            distribution          distribution fees.
                            fees. Automatic       No conversion to
                            conversion to         Class A shares, so
                            Class A shares        annual expenses do
                            after eight           not decrease.
                            years, reducing
                            future annual
                            expenses.

      THE INSURED, MICHIGAN AND OHIO FUNDS BEGAN OFFERING CLASS B SHARES
                             ON FEBRUARY 1, 2000.

SALES CHARGES - CLASS A

                            THE SALES CHARGE
                             MAKES UP THIS %        WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT  OF THE OFFERING   PRICE OF YOUR NET INVESTMENT
-------------------------------------------------------------------------
Under $100,000                      4.25                4.44
$100,000 but under $250,000         3.50                3.63
$250,000 but under $500,000         2.50                2.56
$500,000 but under $1 million       2.00                2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 33), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 32).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.15% per year for the Arizona and Florida Funds and 0.10% per year for the remaining Funds, to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES WITHIN           THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM        YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------
1 Year                                              4
2 Years                                             4
3 Years                                             3
4 Years                                             3
5 Years                                             2
6 Years                                             1
7 Years                                             0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 32). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                             THE SALES CHARGE
                             MAKES UP THIS %    WHICH EQUALS THIS %
WHEN YOU INVEST THIS         OF THE OFFERING       OF YOUR NET
AMOUNT                          PRICE             INVESTMENT
--------------------------------------------------------------------
Under $1 million                1.00                1.01


 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
     IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.


CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see [below]).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C


The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 38 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.


QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.


o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.


    TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR
                             ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.


If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of paper with lines and someone writing]
BUYING SHARES

MINIMUM INVESTMENTS
------------------------------------------------------------------
                                             INITIAL   ADDITIONAL
------------------------------------------------------------------
Regular accounts                             $1,000    $50
------------------------------------------------------------------
Automatic investment plans                   $50       $50
------------------------------------------------------------------
UGMA/UTMA accounts                           $100      $50
------------------------------------------------------------------
Broker-dealer sponsored wrap account         $250      $50
programs
------------------------------------------------------------------
Full-time employees, officers, trustees and  $100      $50
directors of Franklin Templeton entities,
and their immediate family members
------------------------------------------------------------------

 PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN YOUR
                            STATE OR JURISDICTION.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 37). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

BUYING SHARES
----------------------------------------------------------------------
                        OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
----------------------------------------------------------------------

[Insert graphic of      Contact your           Contact your
hands shaking]          investment             investment
                        representative         representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------

[Insert graphic of      If you have another    Before requesting a
phone]                  Franklin Templeton     telephone purchase,
                        fund account with      please make sure we
BY PHONE                your bank account      have your bank
                        information on file,   account information
(Up to $100,000         you may open a new     on file. If we do not
per day)                account by phone. The  have this
1-800/632-2301          accounts must be       information, you will
                        identically            need to send written
                        registered.            instructions with
                                               your bank's name and
                        To make a same day     address, a voided
                        investment, please     check or savings
                        call us by 1:00 p.m.   account deposit slip,
                        Pacific time or the    and a signature
                        close of the New York  guarantee if the
                        Stock Exchange,        ownership of the bank
                        whichever is earlier.  and Fund accounts is
                                               different.

                                               To make a same day
                                               investment, please
                                               call us by 1:00 p.m.
                                               Pacific time or the
                                               close of the New York
                                               Stock Exchange,
                                               whichever is earlier.
----------------------------------------------------------------------

[Insert graphic of      Make your check        Make your check
envelope]               payable to the Fund.   payable to the Fund.
                                               Include your account
BY MAIL                 Mail the check and     number on the check.
                        your signed
                        application to         Fill out the deposit
                        Investor Services.     slip from your
                                               account statement. If
                                               you do not have a
                                               slip, include a note
                                               with your name, the
                                               Fund name, and your
                                               account number.

                                               Mail the check and
                                               deposit slip or note
                                               to Investor Services.
----------------------------------------------------------------------

[Insert graphic of      Call to receive a      Call to receive a
three lightning bolts]  wire control number    wire control number
                        and wire instructions. and wire instructions.
BY WIRE
                        Wire the funds and     To make a same day
1-800/632-2301          mail your signed       wire investment,
(or 1-650/312-2000      application to         please call us by
collect)                Investor Services.     1:00 p.m. Pacific
                        Please include the     time and make sure
                        wire control number    your wire arrives by
                        or your new account    3:00 p.m.
                        number on the
                        application.

                        To make a same day
                        wire investment,
                        please call us by
                        1:00 p.m. Pacific
                        time and make sure
                        your wire arrives by
                        3:00 p.m.
----------------------------------------------------------------------

[Insert graphic of two  Call Shareholder       Call Shareholder
arrows pointing in      Services at the        Services at the
opposite directions]    number below, or send  number below or our
                        signed written         automated TeleFACTS
BY EXCHANGE             instructions. The      system, or send
                        TeleFACTS system       signed written
TeleFACTS(R)              cannot be used to      instructions.
1-800/247-1753          open a new account.
(around-the-clock                              (Please see page 38
access)                 (Please see page 38    for information on
                        for information on     exchanges.)
                        exchanges.)
----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with headset]  INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class* of a Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.


[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.


*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Because excessive trading can hurt Fund performance, operations and shareholders, each Fund, effective September 15, 2000, reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page
43).


SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.


[Insert graphic of certificate]  SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares

o  you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account


We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


SELLING SHARES
----------------------------------------------------------------------
                   TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------------------

[Insert graphic    Contact your investment representative
of hands shaking]

THROUGH YOUR
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------

[Insert graphic    Send written instructions and endorsed share
of envelope]       certificates (if you hold share certificates) to
                   Investor Services. Corporate, partnership or
BY MAIL            trust accounts may need to send additional
                   documents.

                   Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                   A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
----------------------------------------------------------------------

[Insert graphic    As long as your transaction is for $100,000 or
of phone]          less, you do not hold share certificates and you
                   have not changed your address by phone within the
BY PHONE           last 15 days, you can sell your shares by phone.

1-800/632-2301     A check will be mailed to the name(s) and address
                   on the account. Written instructions, with a
                   signature guarantee, are required to send the
                   check to another address or to make it payable to
                   another person.
----------------------------------------------------------------------

[Insert graphic    You can call or write to have redemption proceeds
of three           sent to a bank account. See the policies above
lightning bolts]   for selling shares by mail or phone.

BY ELECTRONIC      Before requesting to have redemption proceeds
FUNDS TRANSFER     sent to a bank account, please make sure we have
(ACH)              your bank account information on file. If we do
                   not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and Fund accounts is different.

                   If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.
----------------------------------------------------------------------

[Insert graphic    Obtain a current prospectus for the fund you are
of two arrows      considering.
pointing in
opposite           Call Shareholder Services at the number below or
directions]        our automated TeleFACTS system, or send signed
                   written instructions. See the policies above for
BY EXCHANGE        selling shares by mail or phone.

TeleFACTS(R)         If you hold share certificates, you will need to
1-800/247-1753     return them to the Fund before your exchange can
(around-the-clock  be processed.
access)
----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen]  ACCOUNT POLICIES

CALCULATING SHARE PRICE  Each Fund calculates its net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.


[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]


Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.


STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Funds' financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the Fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


MARKET TIMERS The Insured Fund may restrict or refuse exchanges by market timers. The remaining Funds do not allow investments by market timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any Fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.

o The Funds may modify or discontinue the exchange privilege on 60 days' notice.


o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.


o For redemptions over a certain amount, each Fund reserves the right to make payments in securities or other assets of the Fund, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                   CLASS A    CLASS B  CLASS C
--------------------------------------------------------------
COMMISSION (%)                          -       3.00   2.00
Investment under $100,000            4.00        -       -
$100,000 but under $250,000          3.25        -       -
$250,000 but under $500,000          2.25        -       -
$500,000 but under $1 million        1.85        -       -
$1 million or more             up to 0.75 1      -       -
12B-1 FEE TO DEALER                  0.15       0.15 2 0.65 3
                                     (Arizona and
                                      Florida Funds)
                                     0.10
                                      (all other
                                       Funds)

A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

MARKET TIMERS. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.


1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.


2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark]  QUESTIONS

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                           HOURS (PACIFIC TIME,
DEPARTMENT NAME        TELEPHONE NUMBER    MONDAY THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services    1-800/632-2301     5:30 a.m. to 5:00 p.m.
                                           6:30 a.m. to 2:30 p.m.(Saturday)
Fund Information        1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                       (1-800/342-5236)    6:30 a.m. to 2:30 p.m.(Saturday)
Retirement Services     1-800/527-2020     5:30 a.m. to 5:00 p.m.
Advisor Services        1-800/524-4040     5:30 a.m. to 5:00 p.m.
Institutional Services  1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)  1-800/851-0637     5:30 a.m. to 5:00 p.m.

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone
1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo(R)sec.gov.












Investment Company Act file #811-4149                             TF1 P 07/00



Prospectus

FRANKLIN
TAX-FREE
TRUST

INVESTMENT STRATEGY

TAX-FREE INCOME

FRANKLIN ALABAMA TAX-FREE INCOME FUND
FRANKLIN FLORIDA TAX-FREE INCOME FUND
FRANKLIN GEORGIA TAX-FREE INCOME FUND
FRANKLIN KENTUCKY TAX-FREE INCOME FUND
FRANKLIN LOUISIANA TAX-FREE INCOME FUND
FRANKLIN MARYLAND TAX-FREE INCOME FUND
FRANKLIN MISSOURI TAX-FREE INCOME FUND
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
FRANKLIN TEXAS TAX-FREE INCOME FUND
FRANKLIN VIRGINIA TAX-FREE INCOME FUND


JULY 1, 2000








 [Insert Franklin Templeton Ben Head]



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

      2  Goals and Strategies

      4  Main Risks

      7  Performance

     17   Fees and Expenses

     22   Management

     24   Distributions and Taxes

     26   Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

     37   Choosing a Share Class

     41   Buying Shares

     44   Investor Services

     47   Selling Shares

     49   Account Policies

     52   Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

          Back Cover

THE FUNDS

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES

GOALS Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

MAIN INVESTMENT STRATEGIES Under normal market conditions, each Fund invests predominately in municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, each state Fund invests predominately in municipal securities that pay interest free from the personal income taxes, if any, of the Fund's state. Although each Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (the "principal") be repaid at maturity. [End callout]

Each Fund only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal.

Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down]  MAIN RISKS

INCOME Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of each Fund's portfolio securities are supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent that a Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of a Fund's distributions, its yield, and the value of your investment in that Fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CALL A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower a Fund's income and yield and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION The Maryland Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. This Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of their shares. The Fund, however, intend to meet certain tax diversification requirements. The other Funds are all diversified funds. Each Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.

STATE Since each state Fund invests predominately in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.


A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time.


U.S. TERRITORIES Each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Funds, their policies and risks and about municipal securities ratings can be found in the Funds' Statement of Additional Information (SAI).

[Begin callout]
Mutual Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual Fund shares involve investment risks, including the possible loss of principal. [End callout]



[Insert graphic of a bull and a bear] PERFORMANCE

The bar charts and tables below show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ALABAMA FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

5.29%  12.40%  8.79%  12.24%  -4.44%  15.28%  4.95%  9.03%  3.42%  -3.60%
------------------------------------------------------------------------------
90     91     92      93      94      95      96     97     98      99

                                    YEAR

[Begin callout]
BEST QUARTER:
Q1 '95
6.25%

WORST QUARTER:
Q1 '94
-4.36%

[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                              1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Alabama Fund - Class A 2                      -7.70%      4.72%       5.69%
Lehman Brothers Municipal Bond Index 3        -2.06%      6.91%       6.89%

                                                          1 YEAR      SINCE
                                                                      INCEPTION
                                                                      (5/1/95)
-------------------------------------------------------------------------------
Alabama Fund - Class C 2                                  -6.01%      3.85%
Lehman Brothers Municipal Bond Index 3                    -2.06%      5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.61% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FLORIDA FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]


6.08%   12.56%  8.81%   12.01%  -3.34%  14.67%  4.39%   8.11%   6.34%   -3.31%
------------------------------------------------------------------------------
90      91      92      93      94      95      96      97      98      99
                                    YEAR

[Begin callout]
BEST QUARTER:
Q1 '95
5.93%

WORST QUARTER:
Q1 '94
-3.84%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                              1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Florida Fund - Class A 2                      -7.42%      4.97%       6.01%
Lehman Brothers Municipal Bond Index 3        -2.06%      6.91%       6.89%

                                                          1 YEAR      SINCE
                                                                      INCEPTION
                                                                      (5/1/95)
-------------------------------------------------------------------------------
Florida Fund - Class C 2                                  -5.60       4.27%
Lehman Brothers Municipal Bond Index 3                    -2.06%      5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.54% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

GEORGIA FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]


5.65%   12.23%  8.82%   11.89%  -3.74%  14.06%  4.66%   7.84%   5.63%   -3.82%
------------------------------------------------------------------------------
90      91      92      93      94      95      96      97      98      99
                                    YEAR

[Begin callout]
BEST QUARTER:
Q1 '95
5.84%

WORST QUARTER:
Q1 '94
-4.26%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                              1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Georgia Fund - Class A 2                      -7.92%      4.61%       5.69%
Lehman Brothers Municipal Bond Index 3        -2.06%      6.91%       6.89%

                                                          1 YEAR      SINCE
                                                                      INCEPTION
                                                                      (5/1/95)
-------------------------------------------------------------------------------
Georgia Fund - Class C 2                                  -6.19%      3.85%
Lehman Brothers Municipal Bond Index 3                    -2.06%      5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.87% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

KENTUCKY FUND ANNUAL TOTAL RETURNS 1
[Insert bar graph]

10.48%    13.90%   -8.52%    19.86%    4.26%   9.35%   6.09%    -4.23%
------------------------------------------------------------------------------
92        93       94        95        96      97      98       99
                              YEAR

[Begin callout]
BEST QUARTER:
Q1 '95
8.79%

WORST QUARTER:
Q1 '94
-7.34%
 [End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                              1 YEAR      5 YEARS     SINCE
                                                                      INCEPTION
                                                                      (10/12/91)
-------------------------------------------------------------------------------
Kentucky Fund 2                               -8.29%      5.86%       5.60%
Lehman Brothers Municipal Bond Index 3        -2.06%      6.91%       6.42%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 3.00% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

LOUISIANA FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]


6.50%   12.23%  8.98%   11.13%  -4.80%  14.59%  4.83%   8.79%   5.39%   -3.87%
------------------------------------------------------------------------------
90      91      92      93      94      95      96      97      98      99
                              YEAR

[Begin callout]
BEST QUARTER:
Q1 '95
5.84%

WORST QUARTER:
Q1 '94
-4.47%
 [End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                              1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------
Louisiana Fund - Class A 2                    -7.98%      4.86%       5.74%
Lehman Brothers Municipal Bond Index 3        -2.06%      6.91%       6.89%

                                                          1 YEAR      SINCE
                                                                      INCEPTION
                                                                      (5/1/95)
-------------------------------------------------------------------------------
Louisiana Fund - Class C 2                                -6.18%      4.14%
Lehman Brothers Municipal Bond Index 3                    -2.06%      5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.88% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MARYLAND FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]


5.41%   12.06%  8.87%   12.15%  -5.09%  17.27%  3.96%   8.54%   5.88%   -3.81%
------------------------------------------------------------------------------
90      91      92      93      94      95      96      97      98      99
                              YEAR

[Begin callout]
BEST QUARTER:
Q1 '95
7.25%

WORST QUARTER:
Q1 '94
-4.78%
 [End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                              1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Maryland Fund - Class A 2                     -7.91%      5.23%       5.86%
Lehman Brothers Municipal Bond Index 3        -2.06%      6.91%       6.89%

                                                          1 YEAR      SINCE
                                                                      INCEPTION
                                                                      (5/1/95)
-------------------------------------------------------------------------------
Maryland Fund - Class C 2                                 -6.19%      4.33%
Lehman Brothers Municipal Bond Index 3                    -2.06%      5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.80% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MISSOURI FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]


6.66%   11.97%  9.02%   13.28%  -5.09%  15.68%  4.70%   9.14%   5.76%   -4.31%
------------------------------------------------------------------------------
90      91      92      93      94      95      96      97      98      99
                              YEAR

[Begin callout]
BEST QUARTER:
Q1 '95
6.44%

WORST QUARTER:
Q1 '94
-4.84%
 [End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                              1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Missouri Fund - Class A 2                     -8.36%      5.07%       6.02%
Lehman Brothers Municipal Bond Index 3        -2.06%      6.91%       6.89%

                                                          1 YEAR      SINCE
                                                                      INCEPTION
                                                                      (5/1/95)
-------------------------------------------------------------------------------
Missouri Fund - Class C 2                                 -6.66%      4.16%
Lehman Brothers Municipal Bond Index 3                    -2.06%      5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.78% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

NORTH CAROLINA FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]


6.33%   11.50%  9.12%   11.67%  -5.73%  16.12%  4.08%   8.91%   5.94%   -4.23%
------------------------------------------------------------------------------
90      91      92      93      94      95      96      97      98      99
                              YEAR

[Begin callout]
BEST QUARTER:
Q1 '95
7.28%

WORST QUARTER:
Q1 '94
-4.97%
 [End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                              1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
North Carolina Fund - Class A 2               -8.29%      5.04%       5.70%
Lehman Brothers Municipal Bond Index 3        -2.06%      6.91%       6.89%

                                                          1 YEAR      SINCE
                                                                      INCEPTION
                                                                      (5/1/95)
-------------------------------------------------------------------------------
North Carolina Fund - Class C 2                           -6.65%      4.07%
Lehman Brothers Municipal Bond Index 3                    -2.06%      5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.77% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TEXAS FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]


6.04%   12.14%  8.56%   11.59%  -2.79%  13.32%  5.17%   9.10%   5.10%   -4.50%
------------------------------------------------------------------------------
90      91      92      93      94      95      96      97      98      99
                              YEAR

[Begin callout]
BEST QUARTER:
Q1 '95
4.96%

WORST QUARTER:
Q1 '94
-3.48%
 [End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                              1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Texas Fund - Class A 2                        -8.57%      4.56%       5.75%
Lehman Brothers Municipal Bond Index 3        -2.06%      6.91%       6.89%

                                                          1 YEAR      SINCE
                                                                      INCEPTION
                                                                      (5/1/95)
-------------------------------------------------------------------------------
Texas Fund - Class C 2                                    -6.85%      4.14%
Lehman Brothers Municipal Bond Index 3                    -2.06%      5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 1.66% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance. 3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

VIRGINIA FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]


5.91%   12.53%  8.95%   12.40%  -4.64%  15.45%  4.17%   8.50%   5.83%   -4.09%
------------------------------------------------------------------------------
90      91      92      93      94      95      96      97      98      99
                              YEAR

[Begin callout]
BEST QUARTER:
Q1 '95
6.53%

WORST QUARTER:
Q1 '94
-4.30%
 [End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                              1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Virginia Fund - Class A 2                     -8.18%      4.87%       5.85%
Lehman Brothers Municipal Bond Index 3        -2.06%      6.91%       6.89%

                                                          1 YEAR      SINCE
                                                                      INCEPTION
                                                                      (5/1/95)
-------------------------------------------------------------------------------
Virginia Fund - Class C 2                                 -6.53%      4.03%
Lehman Brothers Municipal Bond Index 3                    -2.06%      5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 3.17% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                               ALABAMA   FLORIDA   GEORGIA  KENTUCKY   LOUISIANA
CLASS A                        FUND      FUND      FUND     FUND       FUND
-------------------------------------------------------------------------------
Maximum sales charge (load)    4.25%     4.25%     4.25%    4.25%      4.25%
as a percentage of offering
price
  Load imposed on purchases    4.25%     4.25%     4.25%    4.25%      4.25%

Maximum deferred sales charge  None      None      None     None       None
(load) 1

Exchange fee                   None      None      None     None       None


CLASS B 2
-------------------------------------------------------------------------------
Maximum sales charge (load)    -         4.00%     -        -          -
as a percentage of offering
price

  Load imposed on purchases    -         None      -        -          -

Maximum deferred sales charge  -         4.00%     -        -          -
(load) 3

Exchange fee                   -         None      -        -          -


CLASS C
-------------------------------------------------------------------------------
Maximum sales charge (load)    1.99%     1.99%     1.99%    -          1.99%
as a percentage of offering
price

Load imposed on purchases      1.00%     1.00%     1.00%    -          1.00%

Maximum deferred sales charge  0.99%     0.99%     0.99%    -          0.99%
(load) 4

Exchange fee                   None      None      None     None       None


                               MARYLAND   MISSOURI   NORTH      TEXAS   VIRGINIA
                               FUND       FUND       CAROLINA   FUND    FUND
CLASS A                                              FUND
-------------------------------------------------------------------------------
Maximum sales charge (load)    4.25%      4.25%      4.25%      4.25%   4.25%
as a percentage of offering
price

  Load imposed on purchases    4.25%      4.25%      4.25%      4.25%   4.25%

Maximum deferred sales charge  None       None       None       None    None
(load) 1

Exchange fee                   None       None       None       None    None


CLASS C
-------------------------------------------------------------------------------
Maximum sales charge (load)    1.99%      1.99%      1.99%      1.99%   1.99%
as a percentage of offering
price

Load imposed on purchases      1.00%      1.00%      1.00%      1.00%   1.00%

Maximum deferred sales charge  0.99%      0.99%      0.99%      0.99%   0.99%
(load) 4

Exchange fee                   None       None       None       None    None



Please see "Choosing a Share Class" on page 36 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                              ALABAMA   FLORIDA  GEORGIA    KENTUCKY   LOUISIANA
CLASS A                       FUND      FUND     FUND       FUND       FUND
-------------------------------------------------------------------------------
Management fees               0.55%     0.46%    0.57%      0.63%5     0.57%

Distribution and service      0.10%     0.10%    0.10%      0.10%      0.10%
(12b-1) fees

Other expenses                0.07%     0.06%    0.08%      0.08%      0.07%
                              ----------------------------------------------
Total annual Fund operating   0.72%     0.62%    0.75%      0.81%5     0.74%
expenses                      ----------------------------------------------

CLASS B 2
-------------------------------------------------------------------------------
Management fees               -         0.46%    -          -          -

Distribution and service      -         0.65%    -          -          -
(12b-1) fees

Other expenses                -         0.06%    -          -          -
                              ----------------------------------------------
Total annual Fund operating   -         1.17%    -          -          -
expenses                      ----------------------------------------------

CLASS C
-------------------------------------------------------------------------------
Management fees               0.55%     0.46%    0.57%      -          0.57%

Distribution and service      0.65%     0.65%    0.65%      -          0.65%
(12b-1) fees

Other expenses                0.07%     0.06%    0.08%      -          0.07%
                              ----------------------------------------------
Total annual Fund operating   1.27%     1.17%    1.30%      -          1.29%
expenses                      ----------------------------------------------




                              MARYLAND   MISSOURI   NORTH     TEXAS   VIRGINIA
                              FUND       FUND       CAROLINA  FUND    FUND
CLASS A                                             FUND
-------------------------------------------------------------------------------
Management fees               0.54%      0.51%      0.51%     0.60%   0.51%

Distribution and service      0.10%      0.10%      0.10%     0.09%   0.10%
(12b-1) fees

Other expenses                0.08%      0.08%      0.07%     0.09%   0.07%
                              ---------------------------------------------
Total annual Fund operating   0.72%      0.69%      0.68%     0.78%   0.68%
expenses                      ---------------------------------------------

CLASS C
-------------------------------------------------------------------------------
Management fees               0.54%      0.51%      0.51%     0.60%   0.51%

Distribution and service      0.65%      0.65%      0.65%     0.65%   0.65%
(12b-1) fees

Other expenses                0.08%      0.08%      0.07%     0.09%   0.07%
                              ---------------------------------------------
Total annual Fund operating   1.27%      1.24%      1.23%     1.34%   1.23%
expenses                      ---------------------------------------------


1. Except for investments of $1 million or more (see page 36).
2. The Fund began offering Class B shares on February 1, 2000. Annual Fund operating expenses for Class B are annualized.
3. Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.
5. For the fiscal year ended February 29, 2000, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.27% and total annual Fund operating expenses were 0.45% for Class A. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.

 EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               ALABAMA    FLORIDA   GEORGIA    KENTUCKY    LOUISIANA
                  FUND      FUND       FUND       FUND       FUND
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A
1 Year 1          $495      $486       $498       $504       $497
3 Years           $645      $615       $654       $673       $651
5 Years           $809      $756       $824       $856       $819
10 Years        $1,281    $1,166     $1,316     $1,384     $1,304

CLASS B
1 Year             -        $519        -          -           -
3 Years            -        $672        -          -           -
5 Years            -        $844        -          -           -
10 Years 2         -      $1,267        -          -           -

CLASS C
1 Year            $327      $317       $330        -         $329
3 Years           $499      $468       $508        -         $505
5 Years           $790      $737       $806        -         $800
10 Years        $1,619    $1,506     $1,652        -       $1,641

If you do not sell your shares:
CLASS B
1 Year             -        $119        -          -           -
3 Years            -        $372        -          -           -
5 Years            -        $644        -          -           -
10 Years 2         -      $1,267        -          -           -

CLASS C
1 Year           $228       $218       $231        -         $230
3 Years          $499       $468       $508        -         $505
5 Years          $790       $737       $806        -         $800
10 Years       $1,619     $1,506     $1,652        -       $1,641



               MARYLAND   MISSOURI    NORTH     TEXAS       VIRGINIA
                  FUND      FUND    CAROLINA     FUND        FUND
                                      FUND
-----------------------------------------------------------------------
   CLASS A
   1 Year 1       $495      $492       $492       $501        $492
   3 Years        $645      $636       $633       $664        $633
   5 Years        $809      $793       $788       $840        $788
   10 Years     $1,281    $1,247     $1,236     $1,350      $1,236

   CLASS C
   1 Year         $327      $324       $323       $334        $323
   3 Years        $499      $489       $486       $520        $486
   5 Years        $790      $774       $769       $827        $769
   10 Years     $1,619    $1,585     $1,574     $1,697      $1,574

If you do not sell your shares:

   CLASS C
   1 Year         $228      $225       $224        $235        $224
   3 Years        $499      $489       $486        $520        $486
   5 Years        $790      $774       $769        $827        $769
   10 Years     $1,619    $1,585     $1,574      $1,697      $1,574

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of class B shares to class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is each Fund's investment manager. Together, Advisers and its affiliates manage over $225 billion in assets.

The team responsible for the Funds' management is:

SHEILA AMOROSO SENIOR VICE PRESIDENT OF ADVISERS

Ms. Amoroso has been an analyst or portfolio manager of each Fund since its inception. She is the co-Director of Franklin's Municipal Bond Department. She joined the Franklin Templeton Investments in 1986.

JAMES CONN, VICE PRESIDENT OF ADVISERS

Mr. Conn has been an analyst or portfolio manager of the Alabama and Maryland Funds since December 1999. He joined Franklin Templeton Investments in 1996. Previously, he was a portfolio manager with California Investment Trust.

CARRIE HIGGINS, VICE PRESIDENT OF ADVISERS

Ms. Higgins has been an analyst or portfolio manager of the Missouri Fund since 1992. She joined the Franklin Templeton Investments in 1990.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS

Mr. Pomeroy has been an analyst or portfolio manager of the Alabama, Georgia and Maryland Funds since 1989. He joined the Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, PORTFOLIO MANAGER OF ADVISERS

Mr. Rivera has been an analyst or portfolio manager of the Georgia, Kentucky, Louisiana and Texas Funds since 1996. He joined the Franklin Templeton Investments in 1994.

CHRISTOPHER SPERRY, PORTFOLIO MANAGER OF ADVISERS

Mr. Sperry has been an analyst or portfolio manager of the Florida Fund since February 2000. He joined the Franklin Templeton Investments in 1996.

JOHN WILEY, VICE PRESIDENT OF ADVISERS

Mr. Wiley has been an analyst or portfolio manager of the Louisiana and Texas Funds since 1991. He joined the Investments in 1989.

STELLA S. WONG, VICE PRESIDENT OF ADVISERS

Ms. Wong has been an analyst or portfolio manager of the Florida, Maryland, Missouri, North Carolina and Virginia Funds since their inception. She joined the Franklin Templeton Investments in 1986.


Each Fund pays Advisors a fee for managing the Fund's assets. For the fiscal year ended February 29, 2000, each Fund paid to the manager for its services the following management fees as a percentage of its average monthly assets:

                                 MANAGEMENT FEES
-------------------------------------------------
Alabama Fund                              0.55%
Florida Fund                              0.46%
Georgia Fund                              0.57%
Kentucky Fund                             0.27% 1
Louisiana Fund                            0.57%
Maryland Fund                             0.54%
Missouri Fund                             0.51%
North Carolina Fund                       0.51%
Texas Fund                                0.60%
Virginia Fund                             0.51%

1. Management fees, before any advance waiver, were 0.63%. Under an agreement by the manager to limit its fees, the Fund paid the fees as shown. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS Each Fund declares dividends daily from its net investment income and pays them monthly on or about the 20th day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed twice a year. The amount of these distributions will vary and there is no guarantee the Fund will pay dividends. Please keep in mind that if you invest in a Fund shortly before the Fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS
Fund distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax. Each Fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. Fund distributions from such income are taxable to you as ordinary income. Distributions that qualify as capital gain dividends for federal income tax purposes are taxable to you as long-term capital gains no matter how long you have owned your shares. Distributions of ordinary income or capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

[Begin callout]
BACKUP WITHHOLDING
By law, a Fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs a Fund to do so.
[End callout]


Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


When you sell your shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax.


Exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.


Distributions of ordinary income and capital gains, and gains from the sale or exchange of your Fund shares generally will be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.



[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

The tables below present each Fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

ALABAMA FUND
CLASS A                                         YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                  2000 1       1999      1998      1997     1996 2
-------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                               11.68      11.98     11.73      11.73     11.31
                               ------------------------------------------------------
 Net investment income               .61        .62       .64        .65       .66
 Net realized and unrealized
gains (losses)                     (1.06)      (.25)      .36        .01       .42
                               ------------------------------------------------------
Total from investment
operations                          (.45)       .37      1.00        .66      1.08
                               ------------------------------------------------------
 Distributions from net
investment income                   (.60)      (.62) 4   (.65)      (.66)     (.66)
 Distributions from net
realized gains                      (.01)      (.05)     (.10)      -         -
                               ------------------------------------------------------
Total distributions                 (.61)      (.67)     (.75)      (.66)     (.66)
                               ------------------------------------------------------
Net asset value, end of year       10.62      11.68     11.98      11.73     11.73
                               ======================================================
Total return (%) 3                 (3.92)      3.21      8.79       5.84      9.74

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                             203,256     238,670    216,982   193,466   185,981
Ratios to average net assets:
(%)
 Expenses                            .72        .71       .72        .71       .72
 Net investment income              5.46       5.23      5.39       5.62      5.69
Portfolio turnover rate (%)        20.99       8.67     10.44      15.47     12.39


CLASS C
----------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                               11.74      12.04    11.78     11.77     11.36
                               ---------------------------------------------------
 Net investment income               .55        .56      .58       .59       .49
 Net realized and unrealized
gains (losses)                     (1.06)      (.25)     .36       .01       .41
                               ---------------------------------------------------
Total from investment
operations                          (.51)       .31      .94       .60       .90
                               ---------------------------------------------------
 Distributions from net
investment income                   (.54)      (.56)4   (.58)     (.59)     (.49)
 Distributions from net
realized gains                      (.01)      (.05)    (.10)      -         -
                               ---------------------------------------------------
Total distributions                 (.55)      (.61)    (.68)     (.59)     (.49)
                               ---------------------------------------------------
Net asset value, end of year       10.68      11.74    12.04     11.78     11.77
                               ===================================================
Total return (%) 3                 (4.46)      2.62     8.23      5.28      8.01

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                            14,056     14,895    9,469     5,683    1,662
Ratios to average net assets:
(%)
 Expenses                           1.27       1.27     1.29      1.28      1.29 5
 Net investment income              4.91       4.67     4.80      5.05      5.09 5
Portfolio turnover rate (%)        20.99       8.67    10.44     15.47     12.39

1. Based on average shares outstanding.
2. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
3. Total return does not include sales charges, and is not annualized.
4. Includes distributions in excess of net investment income in the amount of $.006 and $.004 for Class A and C, respectively.
5. Annualized.


FLORIDA FUND
CLASS A                                           YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------------------
                                2000 1, 2      1999      1998      1997     1996 3
--------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                             11.91        11.87      11.59     11.69    11.35
                               -------------------------------------------------------
 Net investment income             .61          .62        .64       .67      .69
 Net realized and unrealized
gains (losses)                   (1.02)         .05        .30      (.08)     .34
                               -------------------------------------------------------
Total from investment
operations                        (.41)         .67        .94       .59     1.03
                               -------------------------------------------------------
 Distributions from net
investment income                 (.61)        (.62) 6    (.65)     (.69)    (.69)
 Distributions from net
realized gains                     - 8            (.01)      (.01)     -        -
                               -------------------------------------------------------
Total distributions               (.61)        (.63)      (.66)     (.69)    (.69)
                               -------------------------------------------------------
Net asset value, end of year     10.89        11.91      11.87     11.59    11.69
                               =======================================================
Total return (%) 4               (3.54)        5.75       8.37      5.20     9.28

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
   1 million)                    1,510       1,786      1,650    1,458      1,354
Ratios to average net assets:
 (%)
 Expenses                          .62          .61        .61       .60      .60
 Net investment income            5.37         5.19       5.45      5.78     5.93
Portfolio turnover rate (%)      26.39         7.66       5.60     12.00    11.78


CLASS B
--------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    10.83
period
                               -------------
 Net investment income             .05
 Net realized and unrealized       .07
gains (losses)
                               -------------
Total from investment              .12
operations
                               -------------
 Distributions from net           (.05)
investment income
 Distributions from net           -
realized gains
                               -------------
Total distributions               -
                               -------------
Net asset value, end of period   10.90
                               =============
Total return (%) 4                1.07

RATIOS/SUPPLEMENTAL DATA Net assets, end of period ($ 304 x 1,000) Ratios to average net assets:
(%)
 Expenses                         1.17 5
 Net investment income            5.32 5
Portfolio turnover rate (%)      26.39


CLASS C
--------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                             12.01       11.96      11.67     11.76     11.37
                               -------------------------------------------------------
 Net investment income             .55         .55        .60       .60       .52
 Net realized and unrealized
gains (losses)                   (1.04)        .06        .29      (.07)      .38
                               -------------------------------------------------------
Total from investment
operations                        (.49)        .61        .89       .53       .90
                               -------------------------------------------------------
 Distributions from net
investment income                 (.54)       (.55) 7    (.59)     (.62)     (.51)
 Distributions from net
realized gains                     - 8        (.01)      (.01)       -         -
                               -------------------------------------------------------
Total distributions               (.54)       (.56)      (.60)     (.62)     (.51)
                               -------------------------------------------------------
Net asset value, end of year     10.98       12.01      11.96     11.67     11.76
                               =======================================================
Total return (%) 4               (4.14)       5.21       7.80      4.65      8.05

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x      72,135     82,596    56,027    23,556      7,644
1,000)
Ratios to average net assets:
(%)
 Expenses                         1.17        1.17       1.17      1.17      1.18 5
 Net investment income            4.83        4.63       4.88      5.17      5.33 5
Portfolio turnover rate (%)      26.39        7.66    5.60        12.00     11.78

1. Based on average shares outstanding.
2. For the period February 1, 2000 (effective date) to February 29, 2000 for
Class B.
3. For the period May 1, 1995 (effective date) to February 29, 1996 for
Class C.
4. Total return does not include sales charges, and is not annualized.
5. Annualized.
6. Includes distributions in excess of net investment income in the amount of $.0005.
7. Includes distributions in excess of net investment income in the amount of $.0004.
8. The Fund made a capital gain distribution of $.0009.


GEORGIA FUND
CLASS A                                          YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------------------------
                                 2000 1      1999       1998      1997      1996 2
--------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                             12.07       12.12     11.86      11.88     11.54
                               -------------------------------------------------------
 Net investment income             .59         .61       .63        .65       .66
 Net realized and unrealized
gains (losses)                   (1.03)        .01       .27       (.02)      .34
                               -------------------------------------------------------
Total from investment
operations                        (.44)        .62       .90        .63      1.00
                               -------------------------------------------------------
 Distributions from net           (.60) 4     (.61) 6   (.64) 7    (.65)     (.66)
investment income
 Distributions from net
realized gains                     - 5        (.06)       -          -         -
                               -------------------------------------------------------
Total distributions               (.60)       (.67)     (.64)      (.65)     (.66)
                               -------------------------------------------------------
Net asset value, end of year     11.03       12.07     12.12      11.86     11.88
                               =======================================================
Total return (%) 3               (3.71)       5.22      7.75       5.47      8.90

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x     151,670   164,669   149,642    139,903   130,380
1,000)
Ratios to average net assets:
 (%)
 Expenses                          .75         .76       .76        .75       .77
 Net investment income            5.14        5.00      5.28       5.49      5.58
Portfolio turnover rate (%)      46.90       12.84     14.77      17.47     10.98

CLASS C
----------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                             12.15       12.19      11.92    11.92     11.57
                               ---------------------------------------------------
 Net investment income             .53         .54        .57      .58       .50
 Net realized and unrealized
gains (losses)                   (1.05)        .02        .27     (.01)      .34
                               ---------------------------------------------------
Total from investment
operations                        (.52)        .56        .84      .57       .84
                               ---------------------------------------------------
 Distributions from net
investment income                 (.53) 4     (.54) 6    (.57)    (.57)     (.49)
 Distributions from net
realized gains                     - 5        (.06)        -        -         -
                               ---------------------------------------------------
Total distributions               (.53)       (.60)      (.57)    (.57)     (.49)
                               ---------------------------------------------------
Net asset value, end of year     11.10       12.15      12.19    11.92     11.92
                               ===================================================
Total return (%) 3               (4.32)       4.70       7.19     4.97      7.40

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                            14,811     17,277    9,107     4,484    1,335
Ratios to average net assets:
(%)
 Expenses                         1.30        1.31       1.32     1.32      1.34 8
 Net investment income            4.58        4.45       4.72     4.87      5.04 8
Portfolio turnover rate (%)      46.90       12.84      14.77    17.47     10.98

1. Based on average shares outstanding.
2. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
3. Total return does not include sales charges, and is not annualized.
4. Includes distributions in excess of net investment income in the amount of $.007 and $.006 for Class A and C, respectively.
5. The fund made a capital gain distribution of $.002.
6. Includes distributions in excess of net investment income in the amount of $.004 and $.003 for Class A and C, respectively.
7. Includes distributions in excess of net investment income in the amount of $.001.
8. Annualized.

KENTUCKY FUND                                  YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------------------------
                                  2000 1     1999       1998      1997      1996
---------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                              11.47      11.45        11.05     11.04     10.54
                               --------------------------------------------------------
 Net investment income              .58        .59          .61       .61       .62
 Net realized and unrealized
gains (losses)                    (1.04)       .03          .40       .01       .50
                               --------------------------------------------------------
Total from investment
operations                         (.46)       .62         1.01       .62      1.12
                               --------------------------------------------------------
Distributions from net
investment income                  (.59) 3    (.60) 4      (.61)     (.61)     (.62)
                               --------------------------------------------------------
Net asset value, end of year      10.42      11.47        11.45     11.05     11.04
                               ========================================================
Total return (%) 2                (4.13)      5.51         9.38      5.86     10.73

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x      63,964      64,516    54,211    44,289     38,991
1,000)
Ratios to average net assets:
(%)
 Expenses                           .45        .42          .35       .34       .33
  Expenses excluding waiver
and payments by affiliate           .81        .81          .81       .81       .82
 Net investment income             5.31       5.12         5.40      5.63      5.65
Portfolio turnover rate (%)       16.31      10.49        26.61     24.81     31.89

1. Based on average shares outstanding.
2. Total return does not include sales charges.
3. Includes distribution in excess of net investment income in the amount of $.005.
4. Includes distributions in excess of net investment income in the amount of $.004.

LOUISIANA FUND
CLASS A                                           YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------------
                                 2000 1       1999       1998      1997      1996 2
--------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                              11.59       11.61      11.32      11.32     11.03
                               -------------------------------------------------------
 Net investment income              .58         .60        .63        .65       .66
 Net realized and unrealized
gains (losses)                    (1.03)       (.01)       .30       -          .28
                               -------------------------------------------------------
Total from investment
operations                         (.45)        .59        .93        .65       .94
                               -------------------------------------------------------
Distributions from net
investment income                  (.59) 4     (.61) 5    (.64)      (.65)     (.65)
                               -------------------------------------------------------
Net asset value, end of year      10.55       11.59      11.61      11.32     11.32
                               =======================================================
Total return (%) 3                (3.93)       5.23       8.46       5.94      8.75

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                           144,299    158,099    134,922    112,981   107,461
Ratios to average net assets:
(%)
 Expenses                           .74         .75        .76        .76       .78
 Net investment income             5.29        5.14       5.50       5.76      5.89
Portfolio turnover rate (%)       27.31       14.99      15.26      13.68      5.23

CLASS C
--------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                              11.66       11.68      11.37      11.37     11.01
                               -------------------------------------------------------
 Net investment income              .53         .54        .57        .58       .49
 Net realized and unrealized
gains (losses)                    (1.04)       (.01)       .32       -          .35
                               -------------------------------------------------------
Total from investment
operations                         (.51)        .53        .89        .58       .84
                               -------------------------------------------------------
Distributions from net
investment income                  (.53) 4     (.55) 5    (.58)      (.58)     (.48)
                               -------------------------------------------------------
Net asset value, end of year      10.62       11.66      11.68      11.37     11.37
                               =======================================================
Total return (%) 3                (4.45)       4.61       8.02       5.27      7.76

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                            10,730      9,982      4,469      3,004     1,438
Ratios to average net assets:
(%)
 Expenses                          1.29        1.31       1.32       1.33      1.35 6
 Net investment income             4.74        4.58       4.95       5.29      5.27 6
Portfolio turnover rate (%)       27.31       14.99      15.26      13.68      5.23

1. Based on average shares outstanding.
2. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
3. Total return does not include sales charges, and is not annualized.
4. Includes distributions in excess of net investment income in the amount of $.009 and $.008 for Class A and C, respectively.
5. Includes distributions in excess of net investment income in the amount of $.0006 and $.0004 for Class A and C, respectively.
6. Annualized.


MARYLAND FUND
CLASS A                                          YEAR ENDED FEBRUARY 28,
---------------------------------------------------------------------------------------
                                 2000 1       1999       1998      1997      1996 2
---------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                              11.66      11.64      11.33       11.38    10.92
                               --------------------------------------------------------
 Net investment income              .56        .58        .59         .61      .62
 Net realized and unrealized
gains (losses)                    (1.00)       .06        .32        (.03)     .47
                               --------------------------------------------------------
Total from investment
operations                         (.44)       .64        .91         .58     1.09
                               --------------------------------------------------------
 Distributions from net
investment income                  (.56)      (.58) 4    (.60) 5     (.63)    (.63)
 Distributions from net
realized gains                     (.03)      (.04)        -           -        -
                               --------------------------------------------------------
Total distributions                (.59)      (.62)      (.60)       (.63)    (.63)
                               --------------------------------------------------------
Net asset value, end of year      10.63      11.66      11.64       11.33    11.38
                               ========================================================
Total return (%) 3                (3.86)      5.64       8.27        5.24    10.18

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                           221,176   253,014    213,005    185,234   175,078
Ratios to average net assets:
(%)
 Expenses                           .72        .74        .74         .73      .74
 Net investment income             5.07       4.91       5.20        5.42     5.56
Portfolio turnover rate (%)       11.78       6.02       3.19       12.71     8.11

CLASS C
---------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                              11.75      11.72      11.40       11.44    10.93
                               --------------------------------------------------------
 Net investment income              .51        .51        .54         .55      .47
 Net realized and unrealized
gains (losses)                    (1.01)       .07        .31        (.03)     .51
                               --------------------------------------------------------
Total from investment
operations                         (.50)       .58        .85         .52      .98
                               --------------------------------------------------------
 Distributions from net
investment income                  (.50)      (.51) 4    (.53)       (.56)    (.47)
 Distributions from net
realized gains                     (.03)      (.04)        -           -        -
                               --------------------------------------------------------
Total distributions                (.53)      (.55)      (.53)       (.56)    (.47)
                               --------------------------------------------------------
Net asset value, end of year      10.72      11.75      11.72       11.40    11.44
                               ========================================================
Total return (%) 3                (4.37)      5.11       7.70        4.68     9.06

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x   17,298        16,826     10,515     5,084       913
1,000)
Ratios to average net assets:
(%)
 Expenses                          1.27       1.29       1.30        1.27     1.31 6
 Net investment income             4.53       4.35       4.63        4.78     4.95 6
Portfolio turnover rate (%)       11.78       6.02       3.19       12.71     8.11

1. Based on average shares outstanding.
2. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
3. Total return does not include sales charges, and is not annualized.
4. Includes distributions in excess of net investment income in the amount of $.004 and $.003 for Class A and C, respectively.
5. Includes distributions in excess of net investment income in the amount of $.005.
6. Annualized.

MISSOURI FUND
CLASS A                                         YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------------------------
                                 2000 1       1999      1998       1997      1996 2
--------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
 year                            12.19       12.23      11.83     11.94      11.44
                               -------------------------------------------------------
 Net investment income             .60         .61        .64       .65        .65
 Net realized and unrealized
gains (losses)                   (1.15)       -           .44      (.07)       .49
                               -------------------------------------------------------
Total from investment
operations                        (.55)        .61       1.08       .58       1.14
                               -------------------------------------------------------
 Distributions from net
investment income                 (.61)       (.62)      (.64)     (.65)      (.64)
 Distributions from net
realized gains                    (.01)       (.03)      (.04)     (.04)      -
                               -------------------------------------------------------
Total distributions               (.62)       (.65)      (.68)     (.69)      (.64)
                               -------------------------------------------------------
Net asset value, end of year     11.02       12.19      12.23     11.83      11.94
                               =======================================================
Total return (%) 3               (4.62)       5.12       9.43      5.06      10.23

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                          346,649    386,948    308,045   269,564    247,522
Ratios to average net assets:
 (%)
 Expenses                          .69         .70        .71       .70        .71
 Net investment income            5.16        4.99       5.32      5.56       5.58
Portfolio turnover rate (%)      18.43       15.21      14.30     21.81      18.27

CLASS C
--------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                             12.24       12.27      11.85     11.97      11.47
                               -------------------------------------------------------
 Net investment income             .53         .54        .58       .57        .48
 Net realized and unrealized
gains (losses)                   (1.16)        .01        .45      (.07)       .50
                               -------------------------------------------------------
Total from investment
operations                        (.63)        .55       1.03       .50        .98
                               -------------------------------------------------------
 Distributions from net
investment income                 (.54)       (.55)      (.57)     (.58)      (.48)
 Distributions from net
realized gains                    (.01)       (.03)      (.04)     (.04)      -
                               -------------------------------------------------------
Total distributions               (.55)       (.58)      (.61)     (.62)      (.48)
                               -------------------------------------------------------
Net asset value, end of year     11.06       12.24      12.27     11.85      11.97
                               =======================================================
Total return (%) 3               (5.21)       4.58       8.96      4.32       8.66

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                           23,537      20,396    10,045     4,295      1,325
Ratios to average net assets:
 (%)
 Expenses                         1.24        1.25       1.27      1.27       1.27 4
 Net investment income            4.62        4.44       4.75      4.92       4.94 4
Portfolio turnover rate (%)      18.43       15.21      14.30     21.81      18.27

1. Base on average shares outstanding.
2. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.


NORTH CAROLINA FUND
CLASS A                                         YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------------------------
                                 2000 1       1999      1998       1997      1996 2
--------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                            12.16    `12.11       11.73    11.75      11.37
                               -------------------------------------------------------
 Net investment income            .60         .60        .62       .64        .64
 Net realized and unrealized
gains (losses)                  (1.12)        .06        .38      (.03)       .39
                               -------------------------------------------------------
Total from investment
operations                       (.52)        .66       1.00       .61       1.03
                               -------------------------------------------------------
Distributions from net
investment income                (.60)       (.61)      (.62)     (.63)      (.65) 4
                               -------------------------------------------------------
Net asset value, end of year    11.04       12.16      12.11     11.73      11.75
                               =======================================================
Total return (%) 3              (4.37)       5.54       8.78      5.38       9.28

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                        315,101     349,419    297,406   260,979     247,031
Ratios to average net assets:
(%)
 Expenses                         .68         .70        .70       .70        .71
 Net investment income           5.18        4.95       5.24      5.47       5.52
Portfolio turnover rate (%)     21.07        5.44       9.95      9.98      25.19

CLASS C
--------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                            12.24       12.18      11.79     11.80      11.41
                               -------------------------------------------------------
 Net investment income            .54         .54        .56       .57        .49
 Net realized and unrealized
gains (losses)                  (1.13)        .06        .39      (.02)       .38
                               -------------------------------------------------------
Total from investment
operations                       (.59)        .60        .95       .55        .87
                               -------------------------------------------------------
Distributions from net
investment income                (.53)       (.54)      (.56)     (.56)      (.48)
                               -------------------------------------------------------
Net asset value, end of year    11.12       12.24      12.18     11.79      11.80
                               =======================================================
Total return (%) 3              (4.88)       5.02       8.22      4.83       7.77

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                         38,577      38,171     20,043    9,607        2,430
Ratios to average net assets:
(%)
 Expenses                        1.23        1.25       1.26      1.26       1.28 5
 Net investment income           4.63        4.40       4.69      4.85       4.90 5
Portfolio turnover rate (%)     21.07        5.44       9.95      9.98      25.19

1. Based on average shares outstanding.
2. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
3. Total return does not include sales charges, and is not annualized.
4. Includes distributions in excess of net investment income in the amount of $.001.
5. Annualized.


TEXAS FUND
CLASS A                                         YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------------------------
                                 2000 1       1999      1998       1997      1996 2
--------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                              11.42      11.68      11.37     11.58     11.25
                               -------------------------------------------------------
 Net investment income              .58       .60        .62        .66       .67
 Net realized and unrealized
gains (losses)                    (1.16)     (.05)       .36        -         .34
                               -------------------------------------------------------
Total from investment
operations                         (.58)      .55        .98        .66      1.01
                               -------------------------------------------------------
 Distributions from net
investment income                  (.58) 4   (.60) 5    (.63)      (.67)     (.68)
 In excess of net investment
income                              -         -         (.01)       -         -
 Distributions from net
realized gains                     (.04)     (.21)      (.03)      (.20)      -
                               -------------------------------------------------------
Total distributions                (.62)     (.81)      (.67)      (.87)     (.68)
                               -------------------------------------------------------
Net asset value, end of year      10.22     11.42      11.68      11.37     11.58
                               =======================================================
Total return (%) 3                (5.21)     4.86       8.91       5.91      9.15

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                          104,433    127,739    130,578    126,612   129,702
Ratios to average net assets:
(%)
 Expenses                           .78       .77        .76        .75       .76
 Net investment income             5.35      5.17       5.44       5.70      5.86
Portfolio turnover rate (%)       20.93     25.26      34.52      35.57     18.38

CLASS C
--------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                              11.57     11.81      11.49      11.68     11.27
                               -------------------------------------------------------
 Net investment income              .53       .53        .58        .60       .51
 Net realized and unrealized
gains (losses)                    (1.18)     (.03)       .35        .02       .40
                               -------------------------------------------------------
Total from investment
operations                         (.65)      .50        .93        .62       .91
                               -------------------------------------------------------
 Distributions from net
investment income                  (.52) 4   (.53) 5    (.58) 6    (.61)     (.50)
 Distributions from net
realized gains                     (.04)     (.21)      (.03)      (.20)      -
                               -------------------------------------------------------
Total distributions                (.56)     (.74)      (.61)      (.81)     (.50)
                               -------------------------------------------------------
Net asset value, end of year      10.36     11.57      11.81      11.49     11.68
                               =======================================================
Total return (%) 3                (5.77)     4.40       8.31       5.48      8.23

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                            4,650      5,229      2,076       740     79
Ratios to average net assets:
(%)
 Expenses                          1.34      1.33       1.33       1.32      1.33 7
 Net investment income             4.79      4.61       4.79       5.03      5.23 7
Portfolio turnover rate (%)       20.93     25.26      34.52      35.57     18.38

1. Based on average shares outstanding.
2. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
3. Total return does not include sales charges, and is not annualized.
4. Includes distributions in excess of net investment income in the amount of $.002.
5. Includes distributions in excess of net investment income in the amount of $.0005 and $.0003 for Class A and C, respectively.
6. Includes distributions in excess of net investment income in the amount of $.001.
7. Annualized.


VIRGINIA FUND
CLASS A                                        YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------------------------
                                 2000 1       1999      1998       1997      1996 2
--------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                            11.88       11.88      11.65      11.72     11.33
                               -------------------------------------------------------
 Net investment income            .59         .60        .62        .65       .66
 Net realized and unrealized
gains (losses)                  (1.09)        .03        .35       (.07)      .38
                               -------------------------------------------------------
Total from investment
operations                       (.50)        .63        .97        .58      1.04
                               -------------------------------------------------------
 Distributions from net
investment income                (.59) 4     (.60) 5    (.64)      (.64)     (.65)
 Distributions from net
realized gains                    -          (.03)      (.10)      (.01)      -
                               -------------------------------------------------------
Total distributions              (.59)       (.63)      (.74)      (.65)     (.65)
                               -------------------------------------------------------
Net asset value, end of year    10.79       11.88      11.88      11.65     11.72
                               =======================================================
Total return (%) 3              (4.31)       5.40       8.53       5.15      9.41

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                         327,235     379,670    332,199    287,172   271,396
Ratios to average net assets:
(%)
 Expenses                         .68         .68        .69        .69       .69
 Net investment income           5.19        4.98       5.29       5.56      5.66
Portfolio turnover rate (%)     22.53        8.90      12.90      19.25     12.72

CLASS C
--------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                            11.95       11.95      11.71      11.77     11.35
                               -------------------------------------------------------
 Net investment income            .53         .53        .57        .58       .49
 Net realized and unrealized
gains (losses)                  (1.09)        .03        .34       (.05)      .41
                               -------------------------------------------------------
Total from investment
operations                       (.56)        .56        .91        .53       .90
                               -------------------------------------------------------
 Distributions from net
investment income                (.53) 4     (.53) 5    (.57)      (.58)     (.48)
 Distributions from net
realized gains                     -           (.03)      (.10)      (.01)     -
                               -------------------------------------------------------
Total distributions              (.53)       (.56)      (.67)      (.59)     (.48)
                               -------------------------------------------------------
Net asset value, end of year    10.86       11.95      11.95      11.71     11.77
                               =======================================================
Total return (%) 3              (4.82)       4.78       7.97       4.61      8.07

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                         21,454      22,796     13,186     6,674     2,050
Ratios to average net assets:
(%)
 Expenses                        1.23        1.24       1.25       1.25      1.26 6
 Net investment income           4.64        4.42       4.72       4.94      5.06 6
Portfolio turnover rate (%)     22.53        8.90      12.90      19.25     12.72

1. Based on average shares outstanding.
2. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
3. Total return does not include sales charges, and is not annualized.
4. Includes distributions in excess of net investment income in the amount of $.0004 and $.0003 for Class A and C, respectively.
5. Includes distributions in excess of net investment income in the amount of $.0005 and $.0004 for Class A and C, respectively.
6. Annualized.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


CLASS A                  CLASS B (FLORIDA FUND   CLASS C (ALL FUNDS
                         ONLY)                   EXCEPT KENTUCKY)
-------------------------------------------------------------------------
o  Initial sales         o  No initial sales     o  Initial sales
   charge of 4.25% or       charge                  charge of 1%
   less

o  Deferred sales        o  Deferred sales       o  Deferred sales
   charge of 1% on          charge of 4% on         charge of 1% on
   purchases of $1          shares you sell         shares you sell
   million or more sold     within the first        within 18 months
   within 12 months         year, declining to
                            1% within six years
                            and eliminated
                            after that

o  Lower annual          o  Higher annual        o  Higher annual
   expenses than Class      expenses than Class     expenses than Class
   B or C due to lower      A (same as Class C)     A (same as Class B)
   distribution fees        due to higher           due to higher
                            distribution fees.      distribution fees.
                            Automatic               No conversion to
                            conversion to Class     Class A shares, so
                            A shares after          annual expenses do
                            eight years,            not decrease.
                            reducing future
                            annual expenses.

     THE FLORIDA FUND BEGAN OFFERING CLASS B SHARES ON FEBRUARY 1, 2000.


SALES CHARGES - CLASS A


                                  THE SALES CHARGE
                                   MAKES UP THIS % OF   WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT        THE OFFERING PRICE     YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $100,000                            4.25                  4.44
$100,000 but under $250,000               3.50                  3.63
$250,000 but under $500,000               2.50                  2.56
$500,000 but under $1 million             2.00                  2.04


INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 39), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 38).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER BUYING  THIS % IS DEDUCTED FROM
THEM                                 YOUR PROCEEDS AS A CDSC
---------------------------------------------------------------
1 Year                                           4
2 Years                                          4
3 Years                                          3
4 Years                                          3
5 Years                                          2
6 Years                                          1
7 Years                                          0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 38). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS C

                                  THE SALES CHARGE
                                  MAKES UP THIS % OF    WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE    YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                          1.00                  1.01

 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).


DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A , B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 44 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.


QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.


o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

                   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE
                APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.


REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.


If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.


Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.



[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

MINIMUM INVESTMENTS
---------------------------------------------------------------------------
                                              INITIAL        ADDITIONAL
---------------------------------------------------------------------------
Regular accounts                              $1,000         $50
---------------------------------------------------------------------------
Automatic investment plans                    $50            $50
---------------------------------------------------------------------------
UGMA/UTMA accounts                            $100           $50
---------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs
                                              $250           $50
---------------------------------------------------------------------------
Full-time employees, officers, trustees and directors of Franklin Templeton entities, and their immediate family members
                                              $100           $50
---------------------------------------------------------------------------

           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.



  ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 43).For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.




BUYING SHARES
-------------------------------------------------------------------------------
                      OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                      Contact your investment       Contact your investment
THROUGH YOUR          representative                representative
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------------
[Insert graphic of    If you have another Franklin  Before requesting a
phone]                Templeton account with your   telephone purchase, please
                      bank account information on   make sure we have your bank
BY PHONE              file, you may open a new      account information on file.
                      account by phone. The         If we do not have this
(Up to $100,000 per   accounts must be identically  information, you will need
day)                  registered.                   to send written instructions
                                                    with your bank's name and
1-800/632-2301        To make a same day            address, a voided check or
                      investment, please call us    savings account deposit
                      by 1:00 p.m. Pacific time or  slip, and a signature
                      the close of the New York     guarantee if the ownership
                      Stock Exchange, whichever is  of the bank and Fund
                      earlier.                      accounts is different.

                                                    To make a same day
                                                    investment, please call us
                                                    by 1:00 p.m. Pacific time or
                                                    the close of the New York
                                                    Stock Exchange, whichever is
                                                    earlier.

-------------------------------------------------------------------------------
                      Make your check payable to    Make your check payable to
[Insert graphic of    the Fund.                     the Fund. Include your
envelope]                                           account number on the check.
                      Mail the check and your
BY MAIL               signed application to         Fill out the deposit slip
                      Investor Services.            from your account statement.
                                                    If you do not have a slip,
                                                    include a note with your
                                                    name, the Fund name, and
                                                    your account number.

                                                    Mail the check and deposit
                                                    slip or note to Investor
                                                    Services.
-------------------------------------------------------------------------------
[Insert graphic of    Call  to receive a wire       Call to receive a wire
three lightning       control number and wire       control number and wire
bolts]                instructions.                 instructions.

                      Wire the funds and mail your  To make a same day wire
                      signed application to         investment, please call us
BY WIRE               Investor Services. Please     by 1:00 p.m. Pacific time
                      include the wire control      and make sure your wire
1-800/632-2301        number or your new account    arrives by 3:00 p.m.
(or 1-650/312-2000    number on the application.
collect)
                      To make a same day wire
                      investment, please call us
                      by 1:00 p.m. Pacific time
                      and make sure your wire
                      arrives by 3:00 p.m.
-------------------------------------------------------------------------------
[Insert graphic of    Call Shareholder Services at  Call Shareholder Services at
two arrows pointing   the number below, or send     the number below or our
in opposite           signed written instructions.  automated TeleFACTS system,
directions]           The TeleFACTS system cannot   or send signed written
                      be used to open a new         instructions.
BY EXCHANGE           account.

                      (Please see page 44 for       (Please see page 44 for
TeleFACTS(R)          information on exchanges.)    information on exchanges.)
1-800/247-1753
(around-the-clock
access)
-------------------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                          SACRAMENTO, CA 95899-9983

                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.


[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.


If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Because excessive trading can hurt Fund performance, operations and shareholders, each Fund, effective September 15, 2000, reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 43).

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account


We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.




SELLING SHARES
-------------------------------------------------------------------------
                         TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                         Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------
[Insert graphic of       Send written instructions and endorsed share
envelope]                certificates (if you hold share certificates)
                         to Investor Services.  Corporate, partnership
BY MAIL                  or trust accounts may need to send additional
                         documents.

                         Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                         A check will be mailed to the name(s) and address on
                         the account, or otherwise according to your written
                         instructions.
-------------------------------------------------------------------------
[Insert graphic of       As long as your transaction is for $100,000 or
phone]                   less, you do not hold share certificates and
                         you have not changed your address by phone
BY PHONE                 within the last 15 days, you can sell your shares
                         by phone.
1-800/632-2301
                         A check will be mailed to the name(s) and address on
                         the account. Written instructions, with a signature
                         guarantee, are required to send the check to another
                         address or to make it payable to another person.
--------------------------------------------------------------------------
[Insert graphic  of       You can call or write to have redemption
three lightning bolts]    proceeds sent to a bank account. See the
                          policies above for selling shares by mail or phone.

                          Before requesting to have redemption proceeds
BY ELECTRONIC FUNDS       sent to a bank account, please make sure we
TRANSFER (ACH)            have your bank account information on file. If
                          we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and Fund accounts is different.

                          If we receive your request in proper form by
                          1:00 p.m. Pacific time, proceeds sent by ACH
                          generally will be available within two to
                          three business days.
--------------------------------------------------------------------------
[Insert graphic of two   Obtain a current prospectus for the fund you
arrows pointing in       are considering.
opposite directions]
                         Call Shareholder Services at the number below
BY EXCHANGE              or our automated TeleFACTS system, or send
                         signed written instructions. See the policies
TeleFACTS(R)               above for selling shares by mail or phone.
1-800/247-1753
(around-the-clock        If you hold share certificates, you will need
access)                  to return them to the Fund before your
                         exchange can be processed.
-------------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                          SACRAMENTO, CA 95899-9983

                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE Each Fund calculates its net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.


[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]


Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Funds' financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS
The Funds do not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of the Fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.
o The Funds may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, each Fund reserves the right to make payments in securities or other assets of the Fund, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                  CLASS A       CLASS B         CLASS C
-------------------------------------------------------------------------------
COMMISSION (%)                    ---           3.00            2.00
Investment under $100,000         4.00          ---             ---
$100,000 but under $250,000       3.25          ---             ---
$250,000 but under $500,000       2.25          ---             ---
$500,000 but under $1 million     1.85          ---             ---
$1 million or more                up to 0.75 1  ---             ---
12B-1 FEE TO DEALER               0.10          0.15 2          0.65 3

A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark]QUESTIONS

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                              HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
----------------------------------------------------------------------------
Shareholder Services     1-800/632-2301       5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m.
                                              (Saturday)
Fund Information         1-800/DIAL BEN       5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)     6:30 a.m. to 2:30 p.m.
                                              (Saturday)
Retirement Services      1-800/527-2020       5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040       5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637       5:30 a.m. to 5:00 p.m.



FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.




FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.


Investment Company Act file #811-4149                  TF2 P 07/00




Prospectus

FRANKLIN
TAX-FREE
TRUST

INVESTMENT STRATEGY

TAX-FREE INCOME

FRANKLIN ARIZONA TAX-FREE INCOME FUND
FRANKLIN COLORADO TAX-FREE INCOME FUND
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

FRANKLIN FEDERAL INTERMEDIATE TAX-FREE INCOME FUND FRANKLIN HIGH YIELD TAX-FREE INCOME FUND FRANKLIN NEW JERSEY TAX-FREE INCOME FUND FRANKLIN OREGON TAX-FREE INCOME FUND FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

JULY 1, 2000

[Insert Franklin Templeton Ben Head]


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

            THE FUNDS

[Begin callout] INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING [End callout]

      2     Goals and Strategies

      5     Main Risks

      9     Performance

      18    Fees and Expenses

      24    Management

      26    Distributions and Taxes

      28    Financial Highlights

            YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT
SALES CHARGES, ACCOUNT
TRANSACTIONS AND
SERVICES
[End callout]

      41    Choosing a Share Class

      46    Buying Shares

      49    Investor Services

      52    Selling Shares

      54    Account Policies

      57    Questions

            FOR MORE INFORMATION

[Begin callout]
Where to learn more
about each Fund
[End callout]

            Back Cover

THE FUNDS

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The Federal Intermediate Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investment management and the preservation of shareholders' capital.

The High Yield Fund's principal investment goal is to provide investors with a high current yield exempt from federal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

The Puerto Rico Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Puerto Rico Fund also seeks to provide a maximum level of income that is free from the personal income taxes of a majority of states, although this policy is not a fundamental investment goal of the Fund and may be changed without shareholder approval.

Each state Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes, if any, for resident shareholders of that Fund's state as is consistent with prudent investment management and the preservation of shareholders' capital.

MAIN INVESTMENT STRATEGIES Under normal market conditions, each Fund invests predominately in municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, each state Fund invests predominately in municipal securities that pay interest free from the personal income taxes, if any, of that Fund's state. The Puerto Rico Fund also normally invests predominately in municipal securities whose interest is free from the personal income taxes of a majority of states. Although each Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (the "principal") be repaid at maturity.

[End callout]

Each Fund, except the High Yield Fund, only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The High Yield Fund may invest in securities rated in any rating category, including defaulted securities, although it currently invests primarily in securities rated BBB/Baa or below (or comparable unrated securities).

Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

None of the Funds have restrictions on the maturity of the securities they may buy, although the Federal Intermediate Fund seeks to maintain a dollar-weighted average portfolio maturity of three to 10 years.

The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. When selecting securities for the High Yield Fund's portfolio, the manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher and lower-rated securities justifies the higher risk of lower-rated securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

INCOME Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of each Fund's portfolio securities are supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent that a Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

LOWER-RATED SECURITIES. Securities rated below the top four ratings, generally have more credit risk than higher-rated securities. The High Yield Fund may invest up to 100% of its assets in lower-rated securities. None of the other Funds invests in securities rated below the top four ratings.

The risk of default or price changes due to changes in the issuer's credit quality is greater with lower-rated securities. Issuers of lower-rated securities are typically in weaker financial health than issuers of higher-rated securities, and their ability to make interest payments or repay principal is less certain. These issuers also are more likely to encounter financial difficulties and to be materially affected by these difficulties when they encounter them. The market price of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general or regional economic difficulty. Lower-rated securities also may be less liquid than higher-rated securities.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of a Fund's distributions, its yield, and the value of your investment in that Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CALL A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower that Fund's income and yield and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION The Connecticut and Federal Intermediate Funds are non-diversified funds. They may invest a greater portion of their assets in the municipal securities of one issuer than a diversified fund. These Funds may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of their shares. The Funds, however, intend to meet certain tax diversification requirements. The other Funds are all diversified funds.

Each state Fund and the Puerto Rico Fund may involve more risk than an investment in a fund that does not focus on securities of a single state or territory. The Federal Intermediate and High Yield Funds are diversified nationally. The High Yield Fund will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

STATE Since each state Fund invests predominately in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time.

To the extent the Federal Intermediate, High Yield or Puerto Rico Funds are invested in a state, events in that state may affect their investments and their performance.

U.S. TERRITORIES The Puerto Rico Fund invests predominately in Puerto Rico municipal securities and may invest up to 35% of its total assets in municipal securities issued by other U.S. territories. Each of the other Funds also may invest up to 35% of its total assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Funds, their policies and risks and about municipal securities ratings can be found in the Funds' Statement of Additional Information (SAI).

[Begin callout]
Mutual Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual Fund shares involve investment risks, including the possible loss of principal.

[End callout]

[Insert graphic of bull and bear] PERFORMANCE

The bar charts and tables below show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ARIZONA FUND - CLASS A ANNUAL TOTAL RETURNS1

[Begin callout]
Best
Quarter:
Q1 '95
5.83%

Worst
Quarter:
Q1 '94
-4.32%

[End callout]

 5.80%   12.24%  10.02%  11.18%  -4.03%  14.59%   4.21%   8.23%   5.44%  -3.83%
   90      91      92      93      94      95      96      97      98      99

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------

Arizona Fund - Class A2                         -7.95%     4.63%      5.75%
Lehman Brothers Municipal Bond Index3           -2.06%     6.91%      6.89%

                                                                        SINCE
                                                                      INCEPTION
                                                           1 YEAR     (5/1/95)
--------------------------------------------------------------------------------

Arizona Fund - Class C2                                    -6.23%     3.92%
Lehman Brothers Municipal Bond Index3                      -2.06%     5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.72% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

COLORADO FUND - CLASS A ANNUAL TOTAL RETURNS1

[Begin callout]
Best
Quarter:
Q1 '95
6.62%

Worst
Quarter:
Q1 '94
-5.02%

[End callout]

 5.78%   12.35%  10.00%  12.74%  -5.43%  16.07%   4.76%   8.82%   5.73%  -4.43%
   90      91      92      93      94      95      96      97      98      99

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1999

                                               1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------

Colorado Fund - Class A2                       -8.52%       5.07%       5.96%
Lehman Brothers Municipal Bond Index3          -2.06%       6.91%       6.89%

                                                                      SINCE
                                                                    INCEPTION
                                                         1 YEAR      (5/1/95)
--------------------------------------------------------------------------------

Colorado Fund - Class C2                                 -6.77%      4.18%
Lehman Brothers Municipal Bond Index3                    -2.06%      5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.99% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

CONNECTICUT FUND - CLASS A ANNUAL TOTAL RETURNS1

[Begin callout]
Best
Quarter:
Q1 '95
5.54%

Worst
Quarter:
Q1 '94
-4.73%
[End callout]

 4.93%   10.77%   8.33%  12.32%  -5.40%  14.32%   4.48%   8.50%   5.96%  -4.82%
   90      91      92      93      94      95      96      97      98      99

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1999

                                               1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------

Connecticut Fund - Class A2                    -8.86%       4.60%       5.29%
Lehman Brothers Municipal Bond Index3          -2.06%       6.91%       6.89%

                                                                        SINCE
                                                                      INCEPTION
                                                           1 YEAR     (5/1/95)
--------------------------------------------------------------------------------

Connecticut Fund - Class C2                              -7.15%      3.84%
Lehman Brothers Municipal Bond Index3                    -2.06%      5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.23% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEDERAL INTERMEDIATE FUND ANNUAL TOTAL RETURNS1

[Begin callout]
Best
Quarter:
Q1 '95
5.19%

Worst
Quarter:
Q1 '94
-3.76%
[End callout]

   12.68%      -2.71%     14.42%      6.68%      5.27%       5.80%      -1.84%
     93          94         95          96         97         98          99

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1999

                                                                        SINCE
                                                                      INCEPTION
                                                 1 YEAR     5 YEARS   (9/21/92)
--------------------------------------------------------------------------------
Federal Intermediate Fund2                       -4.05%      5.47%      5.40%
Lehman Brothers 10-Year Municipal Bond Index3    -1.25%      7.12%      6.19%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 1.57% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

HIGH YIELD FUND - CLASS A ANNUAL TOTAL RETURNS1

[Begin callout]
Best
Quarter:
Q1 '95
6.38%

Worst

Quarter:
Q1 '94
-3.02%

[End callout]

5.11%    12.40%  9.25%   13.27%  -2.59%  16.29%  6.16%   10.60%  4.81%   -3.13%
90       91      92      93      94      95      96      97      98      99

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1999

                                               1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
High Yield Fund - Class A2                     -7.24%       5.83%       6.57%
Lehman Brothers Municipal Bond Index3          -2.06%       6.91%       6.89%

                                                                        SINCE
                                                                      INCEPTION
                                                           1 YEAR     (1/01/99)
--------------------------------------------------------------------------------
High Yield Fund - Class B2                                 -6.99%      -6.99%
Lehman Brothers Municipal Bond Index3                      -2.06%      -2.06%

                                                                       SINCE
                                                                     INCEPTION
                                                           1 YEAR     (5/1/95)
--------------------------------------------------------------------------------
High Yield Fund - Class C2                               -5.55%      5.01%
Lehman Brothers Municipal Bond Index3                    -2.06%      5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.04% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

NEW JERSEY FUND - CLASS A ANNUAL TOTAL RETURNS1

[Begin callout]
Best
Quarter:
Q1 '95
6.44%

Worst
Quarter:
Q1 '94
-4.79%
[End callout]

 6.56%   12.46%   9.19%  10.97%  -5.21%  15.58%   4.04%   8.34%   6.11%  -3.36%
   90      91      92      93      94      95      96      97      98      99

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1999

                                              1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
New Jersey Fund - Class A2                    -7.44%       5.05%        5.82%
Lehman Brothers Municipal Bond Index3         -2.06%       6.91%        6.89%

                                                                        SINCE
                                                                      INCEPTION
                                                           1 YEAR     (5/1/95)
--------------------------------------------------------------------------------
New Jersey Fund - Class C2                                -5.74%       4.23%
Lehman Brothers Municipal Bond Index3                     -2.06%       5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.98% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

OREGON FUND - CLASS A ANNUAL TOTAL RETURNS1

[Begin callout]
Best
Quarter:
Q1 '95
6.54%

Worst
Quarter:
Q1 '94
-4.55%
[End callout]

 5.55%   12.63%   8.66%  10.91%  -4.93%  15.08%   4.32%   8.24%   5.44%  -3.87%
   90      91      92      93      94      95      96      97      98      99

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1999

                                             1 YEAR       5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Oregon Fund - Class A2                       -7.98%        4.74%       5.56%
Lehman Brothers Municipal Bond Index3        -2.06%        6.91%       6.89%

                                                                        SINCE
                                                                      INCEPTION
                                                          1 YEAR      (5/1/95)
--------------------------------------------------------------------------------
Oregon Fund - Class C2                                    -6.16%       3.93%
Lehman Brothers Municipal Bond Index3                     -2.06%       5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.29% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PENNSYLVANIA FUND - CLASS A ANNUAL TOTAL RETURNS1

[Begin callout]
Best
Quarter:
Q1 '95
5.81%

Worst
Quarter:
Q1 '94
-3.64%
[End callout]

3.87%    13.48%  9.83%   11.66%  -3.29%  14.34%  4.50%   8.94%   5.48%   -4.08%
   90      91      92      93      94      95      96      97      98      99

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1999

                                                1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Pennsylvania Fund - Class A2                  -8.18%      4.76%       5.84%
Lehman Brothers Municipal Bond Index3         -2.06%      6.91%       6.89%

                                                                        SINCE
                                                                      INCEPTION
                                                            1 YEAR     (5/1/95)
--------------------------------------------------------------------------------
Pennsylvania Fund - Class C2                              -6.48%      4.03%
Lehman Brothers Municipal Bond Index3                     -2.06%      5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.93% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PUERTO RICO FUND - CLASS A ANNUAL TOTAL RETURNS1

[End callout]
Best
Quarter:
Q1 '95
5.95%

Worst
Quarter:
Q1 '94
-4.27%
[End callout]

5.38%    12.27%  9.12%   10.99%  -4.28%  14.49%  5.08%   8.75%   5.74%   -2.34%
90       91      92      93      94      95      96      97      98      99

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1999

                                               1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Puerto Rico Fund - Class A2                    -6.51%       5.29%       5.90%
Lehman Brothers Municipal Bond Index3          -2.06%       6.91%       6.89%

                                                                        SINCE
                                                                      INCEPTION
                                                           1 YEAR     (5/1/95)
--------------------------------------------------------------------------------
Puerto Rico Fund - Class C2                                -4.77%       4.45%
Lehman Brothers Municipal Bond Index3                      -2.06%       5.84%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the Fund's year-to-date return was 2.30% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                         FEDERAL    HIGH
                      ARIZONA  COLORADO   CONNECTICUT  INTERMEDIATE  YIELD
CLASS A                 FUND     FUND        FUND          FUND       FUND
-----------------------------------------------------------------------------
Maximum sales charge  4.25%    4.25%     4.25%         2.25%         4.25%
(load) as a
percentage of
offering price

Load imposed on       4.25%    4.25%     4.25%         2.25%         4.25%
purchases

Maximum deferred      None     None      None          None          None
sales charge (load)1

Exchange fee          None     None      None          None          None


CLASS B2
-----------------------------------------------------------------------------
Maximum sales charge   4.00%       -           -            -        4.00%
(load) as
 a percentage of
offering price

Load imposed on         None       -           -            -         None
purchases

Maximum deferred       4.00%       -           -            -        4.00%
sales  charge (load)3

Exchange fee            None       -           -            -         None


CLASS C
-----------------------------------------------------------------------------
Maximum sales charge   1.99%     1.99%       1.99%           -        1.99%
(load) as
 a percentage of
offering price

Load imposed on        1.00%     1.00%       1.00%           -        1.00%
purchases

Maximum deferred       0.99%     0.99%       0.99%           -        0.99%
sales  charge (load)4

Exchange fee            None     None        None            -        None


                            NEW JERSEY  OREGON      PENNSYLVANIA    PUERTO
CLASS A                       FUND        FUND         FUND       RICO FUND
-----------------------------------------------------------------------------
Maximum sales charge         4.25%       4.25%        4.25%         4.25%
(load) as
 a percentage of
offering price

Load imposed on purchases    4.25%       4.25%        4.25%         4.25%

Maximum deferred sales        None        None         None         None
 charge (load)1

Exchange Fee                  None        None         None         None


CLASS B2
-----------------------------------------------------------------------------
Maximum sales charge         4.00%         -          4.00%           -
(load) as a percentage
of offering price

Load imposed on purchases     None         -           None           -

Maximum deferred sales
 charge (load)3              4.00%         -          4.00%           -

Exchange fee                  None         -           None           -


CLASS C
-----------------------------------------------------------------------------
Maximum sales charge
(load) as a percentage
of offering price            1.99%       1.99%        1.99%         1.99%

Load imposed on purchases
                             1.00%       1.00%        1.00%         1.00%

Maximum deferred sales
 charge (load)4              0.99%       0.99%        0.99%         0.99%

Exchange fee                  None        None         None         None

Please see "Choosing a Share Class" on page 41 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                            FEDERAL      HIGH
                       ARIZONA   COLORADO   CONNECTICUT   INTERMEDIATE   YIELD
CLASS A                  FUND      FUND         FUND          FUND       FUND
--------------------------------------------------------------------------------
Management fees         0.48%      0.53%       0.54%         0.56%       0.45%

Distribution and
service (12b-1) fees    0.09%      0.10%       0.10%         0.10%       0.09%

Other expenses          0.05%      0.07%       0.07%         0.09%       0.07%
                       ---------------------------------------------------------
Total annual Fund
operating expenses      0.62%      0.70%       0.71%         0.75%5      0.61%
                       ---------------------------------------------------------


CLASS B2
--------------------------------------------------------------------------------
Management fees         0.48%        -           -             -         0.45%

Distribution and
service (12b-1) fees    0.65%        -           -             -         0.65%

Other expenses          0.05%        -           -             -         0.07%
                       ---------------------------------------------------------

Total annual Fund
operating expenses      1.18%        -           -             -         1.17%
                       ---------------------------------------------------------

CLASS C
--------------------------------------------------------------------------------
Management fees         0.48%      0.53%       0.54%           -         0.45%

Distribution and
service (12b-1) fees    0.65%      0.65%       0.65%           -         0.65%

Other expenses          0.05%      0.07%       0.07%           -         0.07%
                       ---------------------------------------------------------

Total annual Fund
operating expenses      1.18%      1.25%       1.26%           -         1.17%
                       ---------------------------------------------------------

                                NEW JERSEY  OREGON    PENNSYLVANIA    PUERTO
CLASS A                            FUND      FUND         FUND       RICO FUND
--------------------------------------------------------------------------------
Management fees                    0.48%      0.50%        0.48%        0.56%

Distribution and service
(12b-1) fees                       0.10%      0.10%        0.10%        0.09%

Other expenses                     0.07%      0.06%        0.08%        0.09%
                                ------------------------------------------------

Total annual Fund operating
expenses                           0.65%      0.66%        0.66%        0.74%
                                ------------------------------------------------


CLASS B2
--------------------------------------------------------------------------------
Management fees                    0.48%        -          0.48%          -

Distribution and service

(12b-1) fees                       0.65%        -          0.65%          -

Other expenses                     0.07%        -          0.08%          -
                                ------------------------------------------------
Total annual Fund operating
expenses                           1.20%        -          1.21%          -
                                ------------------------------------------------

CLASS C
--------------------------------------------------------------------------------
Management fees                    0.48%      0.50%        0.48%        0.56%

Distribution and service
(12b-1) fees                       0.65%      0.65%        0.65%        0.65%

Other expenses                     0.07%      0.06%        0.08%        0.09%
                                ------------------------------------------------
Total annual Fund operating

expenses                           1.20%      1.21%        1.21%        1.30%
                                ------------------------------------------------

1. Except for investments of $1 million or more (see page 42)
2. The Arizona, New Jersey and Pennsylvania Funds began offering Class B shares on February 1, 2000. Total annual Fund operating expenses are annualized.
3. Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.
5. For the fiscal year ended February 29, 2000, the manager had agreed in advance to waive or limit its management fees and to assume as its own expense certain expenses otherwise payable by the Fund. With this reduction, management fees were 0.54% and total annual Fund operating expenses were 0.73%. The administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.

EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year; and

o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                       FEDERAL      HIGH
              ARIZONA      COLORADO    CONNECTICUT  INTERMEDIATE    YIELD
               FUND          FUND         FUND          FUND        FUND
------------------------------------------------------------------------------
Assuming you sold your shares at
 the end of the period

CLASS A

1 Year1        $486         $493         $494          $300         $485
3 Years        $615         $639         $642          $459         $612
5 Years        $756         $798         $803          $633         $751
10 Years       $1,166       $1,259       $1,270        $1,134       $1,155

CLASS B

1 Year         $520         -            -            -             $519
3 Years        $675         -            -            -             $672
5 Years        $849         -            -            -             $844
10 Years2      $1,276       -            -            -             $1,264

CLASS C

1 Year         $318         $325         $326          -            $317
3 Years        $471         $493         $496          -            $468
5 Years        $743         $779         $785          -            $737
10 Years       $1,517       $1,596       $1,607        -            $1,506

Assuming you stayed in the fund

CLASS B

1 Year             $120          -             -            -           $119
3 Years            $375          -             -            -           $372
5 Years            $649          -             -            -           $644
10 Years2         $1,276         -             -            -          $1,264

CLASS C

1 Year             $219         $226         $227           -           $218
3 Years            $471         $493         $496           -           $468
5 Years            $743         $779         $785           -           $737
10 Years          $1,517       $1,596       $1,607          -          $1,506


                   NEW JERSEY       OREGON        PENNSYLVANIA     PUERTO RICO
                      FUND           FUND             FUND            FUND
-------------------------------------------------------------------------------
Assuming you sold your shares at
 the end of the period

CLASS A

1 Year1               $489            $490            $490            $497
3 Years               $624            $627            $627            $651
5 Years               $772            $777            $777            $819
10 Years             $1,201          $1,213          $1,213          $1,304

CLASS B

1 Year                $522              -             $523              -
3 Years               $681              -             $684              -
5 Years               $860              -             $865              -
10 Years             $1,302             -            $1,313             -

CLASS C

1 Year                $320            $321            $321            $330
3 Years               $477            $480            $480            $508
5 Years               $753            $758            $758            $806
10 Years             $1,540          $1,551          $1,551          $1,652

Assuming you stayed in the fund

CLASS B

1 Year                $122              -             $123              -
3 Years               $381              -             $384              -
5 Years               $660              -             $665              -
10 Years             $1,302             -            $1,313             -



CLASS C

1 Year                $221            $222            $222            $231
3 Years               $477            $480            $480            $508
5 Years               $753            $758            $758            $806
10 Years             $1,540          $1,551          $1,551          $1,652

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is each Fund's investment manager. Together, Advisers and its affiliates manage over $225 billion in assets. Before October 1, 1998, the Connecticut Fund's manager was Franklin Investment Advisory Services, Inc. The terms and conditions of the management services Advisers provides are the same as those of the previous manager.

The team responsible for the Funds' management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS

Ms. Amoroso has been an analyst or portfolio manager of the Arizona, Colorado, Connecticut, Federal Intermediate, New Jersey and Oregon Funds since their inception and the High Yield, Pennsylvania and Puerto Rico Funds since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

JAMES CONN, VICE PRESIDENT OF ADVISERS

Mr. Conn has been an analyst or portfolio manager of the Federal Intermediate Fund since December 1999. He joined Franklin Templeton Investments in 1996. Previously, he was a portfolio manager with California Investment Trust.

CARRIE HIGGINS, VICE PRESIDENT OF ADVISERS

Ms. Higgins has been an analyst or portfolio manager of the Arizona, Colorado, New Jersey, Oregon and Puerto Rico Funds since 1992. She joined Franklin Templeton Investments in 1990.

JOHN HOPP, VICE PRESIDENT OF ADVISERS

Mr. Hopp has been an analyst or portfolio manager of the High Yield Fund since 1993. He joined Franklin Templeton Investments in 1991.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS

Mr. Pomeroy has been an analyst or portfolio manager of the Federal Intermediate Fund since its inception and the Connecticut Fund since 1989. He joined Franklin Templeton Investments in 1986.

CHRISTOPHER SPERRY, PORTFOLIO MANAGER OF ADVISERS

Mr. Sperry has been an analyst or portfolio manager of the Arizona and Oregon Funds since February 2000. He joined Franklin Templeton Investments in 1996.

JOHN WILEY, VICE PRESIDENT OF ADVISERS

Mr. Wiley has been an analyst or portfolio manager of the Arizona, Oregon and Pennsylvania Funds since 1991. He joined Franklin Templeton Investments in 1989.

STELLA S. WONG, VICE PRESIDENT OF ADVISERS

Ms. Wong has been an analyst or portfolio manager of the Colorado, Connecticut, New Jersey and Pennsylvania Funds since their inception and the Puerto Rico Fund since 1986. She joined Franklin Templeton Investments in 1986.

Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 29, 2000, the Funds paid to the manager the following management fees for its services:

                                                MANAGEMENT FEES
                                              (AS A PERCENTAGE OF
                                                AVERAGE MONTHLY
                                                    ASSETS)
-------------------------------------------------------------------
Arizona Fund                                          0.48%
Colorado Fund                                         0.53%
Connecticut Fund                                      0.54%
Federal Intermediate Fund                             0.54%1
High Yield Fund                                       0.45%
New Jersey Fund                                       0.48%
Oregon Fund                                           0.50%
Pennsylvania Fund                                     0.48%
Puerto Rico Fund                                      0.56%

1. Management fees, before any advance waiver, were 0.56% for the Federal Intermediate Fund. Under an agreement by the manager to waive or limit its fees, the Federal Intermediate Fund paid the management fees shown. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.

[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS Each Fund declares dividends daily from its net investment income and pays them monthly on or about the 20th day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed twice a year. The amount of these distributions will vary and there is no guarantee the Fund will pay dividends.

Please keep in mind that if you invest in a Fund shortly before the Fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS Fund distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax. Each Fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. Fund distributions from such income are taxable to you as ordinary income. Distributions that qualify as capital gain dividends for federal income tax purposes are taxable to you as long-term capital gains no matter how long you have owned your shares. Distributions of ordinary income or capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

BACKUP WITHHOLDING
[Begin callout]
By law, a Fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs a Fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax.

Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Distributions of ordinary income and capital gains, and gains from the sale or exchange of your Fund shares generally will be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

The tables below present each Fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

ARIZONA FUND

CLASS A                                     YEAR ENDED FEBRUARY 29,

---------------------------------------------------------------------------------
                                2000 1,2   1999      1998     1997      1996 7
---------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of     11.38      11.44     11.24    11.34     11.11
year

                                -------------------------------------------------
 Net investment income              .57        .59       .61      .62       .64
 Net realized and unrealized
 gains (losses)                   (1.02)      (.01)      .29     (.04)      .36
                                -------------------------------------------------
Total from investment              (.45)       .58       .90      .58      1.00
operations
                                -------------------------------------------------
 Distributions from net
 investment income                 (.58)3     (.59)4    (.61)    (.63)     (.65)

 In excess of net investment       -          -         (.01)    -         -
income

 Distributions from net
 realized gains                    (.04)      (.05)     (.08)    (.05)     (.12)
                                -------------------------------------------------
Total distributions                (.62)      (.64)     (.70)    (.68)     (.77)
                                -------------------------------------------------
Net asset value, end of year      10.31      11.38     11.44    11.24     11.34
                                -------------------------------------------------
Total return (%)5                 (4.15)      5.17      8.23     5.33      9.24

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    756,274    861,020   810,250  752,335   750,797
1,000)

Ratios to average net assets:
(%)
 Expenses                           .62        .63       .63      .62       .62
 Net investment income             5.30       5.11      5.40     5.59      5.67
Portfolio turnover rate (%)       20.55      14.11     20.02    16.57     25.12

CLASS B
------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of     10.24
period                          ----------------
 Net investment income              .05
 Net realized and unrealized
 gains (losses)                     .07
                                ----------------
Total from investment               .12
operations
                                ----------------
Distributions from net
 investment income                 (.04)
Net asset value, end of period    10.32
                                ----------------
Total return (%)5                  1.21

RATIOS/SUPPLEMENTAL DATA Net assets, end of period ($ x 176 1,000) Ratios to average net assets: (%)

 Expenses                          1.18 6
 Net investment income             5.26 6
Portfolio turnover rate (%)       20.55



ARIZONA FUND (CONT.)

CLASS C                                     YEAR ENDED FEBRUARY 29,

---------------------------------------------------------------------------------
                                   2000      1999      1998     1997     1996 7
---------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of     11.45      11.51     11.30    11.38     11.15
year

                                -------------------------------------------------
 Net investment income              .52        .52       .56      .57       .49
 Net realized and unrealized
 gains (losses)                   (1.03)      (.01)      .29     (.03)      .34
                                -------------------------------------------------
Total from investment              (.51)       .51       .85      .54       .83
operations
                                -------------------------------------------------
 Distributions from net
 investment income                 (.52)3     (.52)3    (.56)    (.57)     (.48)

 Distributions from net
realized gains                     (.04)      (.05)     (.08)    (.05)     (.12)
                                -------------------------------------------------
Total distributions                (.56)      (.57)     (.64)    (.62)     (.60)
                                -------------------------------------------------
Net asset value, end of year      10.38      11.45     11.51    11.30     11.38
                                -------------------------------------------------
Total return (%)5                 (4.65)      4.54      7.67     4.89      7.60

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    22,671     23,871    14,537   5,486     1,892
1,000)

Ratios to average net assets:
(%)
 Expenses                          1.18       1.19      1.19     1.19      1.20 6
 Net investment income             4.75       4.55      4.82     5.01      5.05 6
Portfolio turnover rate (%)       20.55      14.11     20.02    16.57     25.12

1. Based on average shares outstanding.
2. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
3. Includes distributions in excess of net investment income in the amount of $.001.
4. Includes distributions in excess of net investment income in the amount of $.002.
5. Total return does not include sales charges, and is not annualized.
6. Annualized.
7. For the period May 1,1995 (effective date) to February 29, 1996.

COLORADO FUND

CLASS A                                     YEAR ENDED FEBRUARY 29,

---------------------------------------------------------------------------------
                                  2000 1      1999      1998     1997     1996 2
---------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of      12.05      12.11     11.80    11.84     11.38
year

                                -------------------------------------------------
 Net investment income               .59        .60       .63      .66       .67
 Net realized and unrealized
 gains (losses)                    (1.13)       .02       .39     (.04)      .45
                                -------------------------------------------------
Total from investment               (.54)       .62      1.02      .62      1.12
operations
                                -------------------------------------------------
 Distributions from net

 investment income                  (.60)3     (.60)     (.64)    (.66)     (.66)
 Distributions from net             (.01)      (.08)     (.07)    -         -
realized gains
                                -------------------------------------------------
Total distributions                 (.61)      (.68)     (.71)    (.66)     (.66)
                                -------------------------------------------------
Net asset value, end of year       10.90      12.05     12.11    11.80     11.84
                                -------------------------------------------------
Total return (%)4                  (4.57)      5.24      8.86     5.44     10.12

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    264,563    301,381   266,599  236,609   215,609
1,000)

Ratios to average net assets:
(%)
 Expenses                            .70        .70       .71      .71       .71
 Net investment income              5.18       4.93      5.28     5.59      5.73
Portfolio turnover rate (%)        29.30      12.60     22.97    14.13     17.58

CLASS C
--------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of     12.11      12.17     11.84    11.87     11.40
year                            ------------------------------------------------
 Net investment income              .53        .54       .57      .59       .50
 Net realized and unrealized
 gains (losses)                   (1.14)       .02       .40     (.02)      .46
                                ------------------------------------------------
Total from investment              (.61)       .56       .97      .57       .96
operations
                                ------------------------------------------------
 Distributions from net

 investment income                 (.53)5     (.54)     (.57)    (.60)     (.49)
 Distributions from net

realized gains                     (.01)      (.08)     (.07)    -         -
                                ------------------------------------------------
Total distributions                (.54)      (.62)     (.64)    (.60)     (.49)
                                ------------------------------------------------
Net asset value, end of year      10.96      12.11     12.17    11.84     11.87
                                ------------------------------------------------
Total return (%)4                 (5.08)      4.63      8.39     4.93      8.57

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    20,564     21,899    10,855   5,654     1,656
1,000)

Ratios to average net assets:
(%)
 Expenses                         1.25       1.26      1.27     1.28      1.29 6
 Net investment income            4.63       4.38      4.72     4.99      5.12 6
Portfolio turnover rate (%)      29.30      12.60     22.97    14.13     17.58

1. Based on average shares outstanding.
2. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
3. Includes distributions in excess of net investment income in the amount of $.006.
4. Total return does not include sales charges, and is not annualized.
5. Includes distributions in excess of net investment income in the amount of $.005.
6. Annualized.

CONNECTICUT FUND

CLASS A                                     YEAR ENDED FEBRUARY 29,

---------------------------------------------------------------------------------
                                  2000 1      1999      1998     1997     1996 2
---------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of      11.27      11.23     10.92    10.96     10.64
year                             ------------------------------------------------
 Net investment income               .56        .58       .60      .61       .62
 Net realized and unrealized
 gains (losses)                    (1.21)       .04       .32     (.02)      .32
                                -------------------------------------------------
Total from investment               (.65)       .62       .92      .59       .94
operations
                                -------------------------------------------------
 Distributions from net

 investment income                  (.56)      (.58)3    (.60)    (.63)     (.62)
 In excess of net investment        -          -         (.01)    -         -
income

                                -------------------------------------------------
Total distributions                 (.56)      (.58)     (.61)    (.63)     (.62)
                                -------------------------------------------------
Net asset value, end of year       10.06      11.27     11.23    10.92     10.96
                                -------------------------------------------------
Total return (%)4                  (5.90)      5.62      8.62     5.52      9.04

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    207,745    245,016   203,643  183,649   167,045
1,000)

Ratios to average net assets:
(%)
 Expenses                            .71        .72       .73      .72       .73
 Net investment income              5.26       5.08      5.41     5.62      5.70
Portfolio turnover rate (%)        30.61       5.87     18.54    14.53      3.88


CLASS C
--------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of     11.30      11.26     10.94    10.97     10.65
year

                                ------------------------------------------------
 Net investment income              .50        .52       .55      .60       .47
 Net realized and unrealized
 gains (losses)                   (1.20)       .03       .31     (.07)      .31
                                ------------------------------------------------
Total from investment              (.70)       .55       .86      .53       .78
operations
                                ------------------------------------------------
Distributions from net

 investment income                 (.50)      (.51)3    (.54)    (.56)     (.46)
                                ------------------------------------------------
Net asset value, end of year      10.10      11.30     11.26    10.94     10.97
                                ------------------------------------------------
Total return (%)4                 (6.32)      5.02      8.08     5.03      7.45

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    25,007     23,443    8,636    4,149     1,656
1,000)

Ratios to average net assets:
(%)
 Expenses                          1.26      1.28      1.29     1.29      1.30 5
 Net investment income             4.73      4.53      4.85     5.01      5.12 5
Portfolio turnover rate (%)       30.61      5.87     18.54    14.53      3.88

1. Based on average shares outstanding.
2. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
3. Includes distributions in excess of net investment income in the amount of $.002.
4. Total return does not include sales charges, and is not annualized.
5. Annualized.

FEDERAL INTERMEDIATE FUND
                                            YEAR ENDED FEBRUARY 29,

--------------------------------------------------------------------------------
                                  20001      1999      1998     1997      1996
--------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of      11.30      11.25     10.94    10.95     10.48
year
                                ------------------------------------------------
 Net investment income               .51        .51       .53      .55       .55
 Net realized and unrealized
 gains (losses)                     (.78)       .06       .33     (.01)      .47
                                ------------------------------------------------
Total from investment               (.27)       .57       .86      .54      1.02
operations
                                ------------------------------------------------
Distributions from net

 investment income                 (.51)      (.52)     (.55)    (.55)     (.55)
                                ------------------------------------------------
Net asset value, end of year      10.52      11.30     11.25    10.94     10.95
                                ------------------------------------------------
Total return (%)2                  (2.43)      5.17      8.02     5.12      9.93

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    170,907    195,598   139,545  104,715   85,967
1,000)

Ratios to average net assets:
(%)
 Expenses                            .73        .75       .75      .68       .65
 Expenses excluding waiver
 and payments by affiliate           .75        .78       .82      .84       .85
 Net investment income              4.72       4.53      4.83     5.16      5.12
Portfolio turnover rate (%)        31.27      16.57     23.32    22.54      3.35

1. Based on average shares outstanding.
2. Total return does not include sales charges.

HIGH YIELD FUND

CLASS A                                     YEAR ENDED FEBRUARY 29,

---------------------------------------------------------------------------------
                                  20001      19992     1998     1997     19963
---------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of      11.49      11.68     11.21    11.19     10.74
year

                                -------------------------------------------------
 Net investment income               .65        .66       .69      .71       .74
 Net realized and unrealized
 gains (losses)                    (1.08)      (.18)      .47      .04       .45
                                -------------------------------------------------
Total from investment               (.43)       .48      1.16      .75      1.19
operations
                                -------------------------------------------------
 Distributions from net

 investment income                  (.65)4     (.65)     (.68)    (.73)5    (.74)
 In excess of net investment        -          -         (.01)    -         -
Income
 Distributions from net

realized gains                     -6          (.02)     -        -         -
                                -------------------------------------------------
Total distributions                 (.65)      (.67)     (.69)    (.73)     (.74)
                                -------------------------------------------------
Net asset value, end of year       10.41      11.49     11.68    11.21     11.19
                                -------------------------------------------------
Total return (%)7                  (3.81)      4.21     10.64     7.01     11.35

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 ($ x 1 thousands)              5,017      5,988     5,743    4,505     3,787
Ratios to average net assets:
(%)
 Expenses                            .61        .62       .61      .62       .61
 Net investment income              5.92       5.64      5.98     6.41      6.68
Portfolio turnover rate (%)        25.35      18.55     15.84     6.98      9.23


CLASS B
----------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of     11.52      11.51
period

                                --------------------------------
Net investment income               .59        .11
 Net realized and unrealized
 gains (losses)                   (1.07)      -
                                --------------------------------
Total from investment              (.48)       .11
operations
                                --------------------------------
 investment income                 (.59)4,6   (.10)
                                --------------------------------
Distribution from net realized    -6          -
gains

Net asset value, end of period    10.45      11.52
                                --------------------------------
Total return (%)7                 (4.27)       .96

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 ($ x 1,000)                    92,099     15,487
Ratios to average net assets:
(%)
 Expenses                          1.17       1.18 8
 Net investment income             5.44       5.06 8
Portfolio turnover rate (%)       25.35      18.55

HIGH YIELD FUND (CONT.)

CLASS C                                     YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------------------
                                  20001      19992     1998     1997     19963
--------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of     11.56      11.75     11.26    11.24     10.81
year

                                ------------------------------------------------
 Net investment income              .59        .60       .63      .66       .56
 Net realized and unrealized
 gains (losses)                   (1.08)      (.18)      .48      .03       .42
                                ------------------------------------------------
Total from investment              (.49)       .42      1.11      .69       .98
operations
                                ------------------------------------------------
 Distributions from net

 investment income                 (.59)4     (.59)     (.62)    (.67)4    (.55)
 Distributions from net

realized gains                    -6          (.02)     -        -         -
                                ------------------------------------------------
Total distributions                (.59)      (.61)     (.62)    (.67)     (.55)
                                ------------------------------------------------
Net asset value, end of year      10.48      11.56     11.75    11.26     11.24
                                ------------------------------------------------
Total return (%)7                 (4.41)      3.69     10.15     6.36      9.27

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    540,932    631,974   423,264  194,400   48,163
1,000)

Ratios to average net assets:
(%)
 Expenses                          1.17      1.18      1.18     1.18      1.18 8
 Net investment income             5.35      5.07      5.38     5.78      6.07 8
Portfolio turnover rate (%)       25.35     18.55     15.84     6.98      9.23

1. Based on average shares outstanding.
2. For the period January 1, 1999 (effective date) to February 28, 1999 for Class B.
3. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
4. Includes distributions in excess of net investment income in the amount of $.003.
5. Includes distributions in excess of net investment income in the amount of $.008.
6. The Fund made a capital gain distribution of $.003.
7. Total return does not include sales charges, and is not annualized.
8. Annualized.

NEW JERSEY FUND

CLASS A                                     YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------------------
                                2000 1,2    1999      1998     1997      1996 3
--------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of     11.96      11.92     11.61    11.68     11.28
year                            ------------------------------------------------
 Net investment income              .60        .61       .63      .64       .65
 Net realized and unrealized
 gains (losses)                    (.96)       .05       .32     (.06)      .39
                                ------------------------------------------------
Total from investment              (.36)       .66       .95      .58      1.04
operations                      ------------------------------------------------
Distributions from net

 investment income                 (.61)4,5   (.62)     (.64)    (.65)     (.64)
                                ------------------------------------------------
Net asset value, end of year      10.99      11.96     11.92    11.61     11.68
                                ------------------------------------------------
Total return (%)7                 (3.08)      5.63      8.37     5.13      9.43

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    617,407    681,818   636,929  574,691   564,864
1,000)

Ratios to average net assets:
(%)
 Expenses                           .65        .65       .66      .64       .65
 Net investment income             5.23       5.06      5.34     5.58      5.65
Portfolio turnover rate (%)       21.21       5.43     12.77     8.87     12.04


CLASS B
------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of     10.89
period

                                ----------------
 Net investment income              .06
 Net realized and unrealized
 gains (losses)                     .10
                                ----------------
Total from investment               .16
operations
                                ----------------
Distributions from net
 investment income                 (.05)
                                ----------------
Net asset value, end of period    11.00
                                ----------------
Total return (%)7                  1.44

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
($ x 226 1,000) Ratios to
average net assets: (%)
 Expenses                          1.20 8
 Net investment income             4.66 8
Portfolio turnover rate (%)       21.21


NEW JERSEY FUND (CONT.)

CLASS C                                     YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------------------
                                 2000 1,2    1999      1998     1997     1996 3
--------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of     12.03      11.98     11.66    11.72     11.30
year                            ------------------------------------------------
 Net investment income              .54        .54       .56      .57       .49
 Net realized and unrealized
 gains (losses)                    (.98)       .06       .33     (.05)      .40
                                ------------------------------------------------
Total from investment              (.44)       .60       .89      .52       .89
operations
                                ------------------------------------------------
Distributions from net

 investment income                 (.54)5,6   (.55)     (.57)    (.58)     (.47)
                                ------------------------------------------------
Net asset value, end of year      11.05      12.03     11.98    11.66     11.72
                                ------------------------------------------------
Total return (%)7                 (3.69)      5.09      7.84     4.57      8.02

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    46,403     48,715    28,139   13,095    4,542
1,000)

Ratios to average net assets:
(%)
 Expenses                         1.20       1.21      1.21     1.21      1.23 8
 Net investment income            4.67       4.50      4.77     5.01      5.15 8
Portfolio turnover rate (%)      21.21       5.43     12.77     8.87     12.04

1. Based on average shares outstanding.
2. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
3. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
4. Includes distributions in excess of net investment income in the amount of $.006.
5. The Fund made a capital gain distribution of $.003.
6. Includes distributions in excess of net investment income in the amount of $.005.
7. Total return does not include sales charges, and is not annualized.
8. Annualized.

OREGON FUND

CLASS A                                     YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------------------
                                  2000 1     1999      1998     1997     1996 2
--------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of      11.83      11.86     11.55    11.60     11.22
year                            ------------------------------------------------
 Net investment income               .58        .59       .62      .63       .63
 Net realized and unrealized
 gains (losses)                    (1.02)      (.01)      .31     (.05)      .38
                                ------------------------------------------------
Total from investment               (.44)       .58       .93      .58      1.01
operations                      ------------------------------------------------
Distributions from net

 investment income                 (.58)      (.61)     (.62)    (.63)     (.63)
                                ------------------------------------------------
Net asset value, end of year      10.81      11.83     11.86    11.55     11.60
                                ------------------------------------------------
Total return (%)3                  (3.76)      5.12      8.21     5.13      9.19

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    432,675    483,664   427,022  384,003   375,415
1,000)

Ratios to average net assets:
(%)
 Expenses                            .66        .67       .67      .66       .66
 Net investment income              5.16       5.00      5.33     5.52      5.51
Portfolio turnover rate (%)        24.58      10.65     12.18     4.47      6.52


CLASS C
--------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of     11.90      11.92     11.61    11.65     11.23
year                            ------------------------------------------------
 Net investment income              .52        .53       .56      .56       .47
 Net realized and unrealized
 gains (losses)                   (1.02)      -          .31     (.04)      .41
                                ------------------------------------------------
Total from investment              (.50)       .53       .87      .52       .88
operations                      ------------------------------------------------

Distributions from net
 investment income                 (.52)      (.55)     (.56)    (.56)     (.46)
                                ------------------------------------------------
Net asset value, end of year      10.88      11.90     11.92    11.61     11.65
                                ------------------------------------------------
Total return (%)3                 (4.36)      4.59      7.66     4.59      7.99

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    34,071     32,962    15,946   7,100     2,044
1,000)

Ratios to average net assets:
(%)
 Expenses                          1.21      1.23      1.22     1.23      1.24 4
 Net investment income             4.62      4.44      4.74     4.93      4.87 4
Portfolio turnover rate (%)       24.58     10.65     12.18     4.47      6.52

1. Based on average shares outstanding.
2. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.


PENNSYLVANIA FUND

CLASS A                                     YEAR ENDED FEBRUARY 29,
---------------------------------------------------------------------------------
                                 2000 1,2     1999      1998     1997     1996 3
---------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of      10.52      10.56     10.39    10.44     10.16
year                            -------------------------------------------------
 Net investment income               .53        .55       .58      .60       .62
 Net realized and unrealized
 gains (losses)                     (.97)      (.02)      .32     (.04)      .29
                                -------------------------------------------------
Total from investment               (.44)       .53       .90      .56       .91
operations
                                -------------------------------------------------
 Distributions from net

 investment income                  (.53)4     (.55)     (.58)    (.61)     (.63)
 In excess of net investment        -          (.01)     (.01)    -         -
income
 Distributions from net

realized gains                     -6          (.01)     (.14)    -         -
                                -------------------------------------------------
Total distributions                 (.53)      (.57)     (.73)    (.61)     (.63)
                                -------------------------------------------------
Net asset value, end of year        9.55      10.52     10.56    10.39     10.44
                                -------------------------------------------------
Total return (%)7                  (4.24)      5.11      8.90     5.53      9.15

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    639,004    758,942   713,141  658,339   639,847
1,000)

Ratios to average net assets:
(%)
 Expenses                            .66        .65       .65      .64       .64
 Net investment income              5.32       5.17      5.49     5.84      5.96
Portfolio turnover rate (%)        24.21      11.11     12.74    22.24      9.71


CLASS B
----------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of       9.47
period                          --------------------
 Net investment income               .04
 Net realized and unrealized
 gains (losses)                      .08
                                --------------------
Total from investment                .12
operations
                                --------------------
Distributions from net
 investment income                  (.04)
                                --------------------
Net asset value, end of period      9.55
                                --------------------
Total return (%)7                   1.27

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
($ x 186 1,000) Ratios to
average net assets: (%)
 Expenses                           1.21 8
 Net investment income              5.06 8
Portfolio turnover rate (%)        24.21

PENNSYLVANIA FUND (CONT.)

CLASS C                                     YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------------------
                                 2000 1,2    1999      1998     1997     19963
--------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of     10.57      10.61     10.43    10.47     10.17
year                             -----------------------------------------------
 Net investment income              .48        .49       .52      .55       .47
 Net realized and unrealized
 gains (losses)                    (.97)      (.03)      .33     (.05)      .30
                                ------------------------------------------------
Total from investment              (.49)       .46       .85      .50       .77
operations                      ------------------------------------------------
 Distributions from net
 investment income                 (.48)4     (.49)5    (.53)    (.54)     (.47)
 Distributions from net           -6          (.01)     (.14)    -         -
realized gains                  ------------------------------------------------
Total distributions                (.48)      (.50)     (.67)    (.54)     (.47)
                                ------------------------------------------------
Net asset value, end of year       9.60      10.57     10.61    10.43     10.47
                                ------------------------------------------------
Total return (%)7                 (4.76)      4.50      8.35     4.98      7.71

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    40,973     41,917    25,899   11,935    3,110
1,000)

Ratios to average net assets:
(%)
 Expenses                          1.21      1.21      1.21     1.21      1.22 8
 Net investment income             4.77      4.61      4.89     5.22      5.36 8
Portfolio turnover rate (%)       24.21     11.11     12.74    22.24      9.71

1. Based on average shares outstanding.
2. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
3. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
4. Includes distributions in excess of net investment income in the amount of $.0001.
5. Includes distributions in excess of net investment income in the amount of $.004.
6. The Fund made a capital gain distribution of $.0002.
7. Total return does not include sales charges, and is not annualized.
8. Annualized.



PUERTO RICO FUND
CLASS A                                     YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------------------
                                  2000 1      1999      1998     1997     1996 2
--------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of      11.88      11.86     11.51    11.59     11.31
year                            ------------------------------------------------
 Net investment income               .59        .60       .62      .65       .66
 Net realized and unrealized
 gains (losses)                     (.92)       .06       .36      .02       .30
                                ------------------------------------------------
Total from investment               (.33)       .66       .98      .67       .96
operations
                                ------------------------------------------------
 Distributions from net

 investment income                (.58)      (.60)3    (.62)    (.65)3    (.67)4
 Distributions from net

realized gains                    (.02)      (.04)     (.01)    (.10)     (.01)
                                ------------------------------------------------
Total distributions               (.60)      (.64)     (.63)    (.75)     (.68)
                                ------------------------------------------------
Net asset value, end of year     10.95      11.88     11.86    11.51     11.59
                                ------------------------------------------------
Total return (%)5                (2.91)      5.68      8.78     6.03      8.68

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    195,157    218,753   210,325  192,525   190,577
1,000)

Ratios to average net assets:
(%)
 Expenses                           .74        .74       .75      .73       .74
 Net investment income             5.14       4.98      5.35     5.62      5.71
Portfolio turnover rate (%)       13.41      20.19      7.94    21.09     27.99

CLASS C
--------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of     11.89      11.87     11.53    11.62     11.32
year                            ------------------------------------------------

 Net investment income              .53        .53       .56      .58       .50
 Net realized and unrealized
 gains (losses)                    (.92)       .06       .34      .02       .30
                                ------------------------------------------------
Total from investment              (.39)       .59       .90      .60       .80
operations                      ------------------------------------------------
 Distributions from net
 investment income                 (.51)      (.53)6    (.55)    (.59)     (.49)
 Distributions from net

realized gains                     (.02)      (.04)     (.01)    (.10)     (.01)
                                ------------------------------------------------
Total distributions                (.53)      (.57)     (.56)    (.69)     (.50)
                                ------------------------------------------------
Net asset value, end of year      10.97      11.89     11.87    11.53     11.62
                                ------------------------------------------------
Total return (%)5                 (3.37)      5.09      8.07     5.33      7.21

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    7,270      7,050     3,615    1,679      533
1,000)

Ratios to average net assets:
(%)
 Expenses                          1.30      1.30      1.31     1.30      1.32 7
 Net investment income             4.60      4.43      4.78     5.04      5.16 7
Portfolio turnover rate (%)       13.41     20.19      7.94    21.09     27.99

1. Based on average shares outstanding.
2. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
3. Includes distributions in excess of net investment income in the amount of $.006.
4. Includes distributions in excess of net investment income in the amount of $.001.
5. Total return does not include sales charges, and is not annualized.
6. Includes distributions in excess of net investment income in the amount of $.004.
7. Annualized.

YOUR ACCOUNT

[Insert graphic of pencil marking an X] CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


Class A                       Class B                      Class C
--------------------------------------------------------------------------------------

o Initial sales charge of    o No initial sales charge    o Initial sales charge of 1%
  2.25% or less (Federal
  Intermediate Fund) or
  4.25% or less (all other
  Funds)

o Deferred sales charge of   o Deferred sales charge       o Deferred sales charge 1%
  1% on purchases of $1        of 4% on shares you sell      on shares you sell
  million or more sold         within the first year,        within 18 months
  within 12 months             declining to 1% within
                               six years and eliminated
                               after that

o Lower annual expenses      o Higher annual expenses      o Higher annual expenses
  than Class B or C due to     than Class A (same as         than Class A (same as
  lower distribution fees      Class C) due to higher        Class B) due to higher
                               distribution fees.            distribution fees. No
                               Automatic conversion to       conversion to Class A
                               Class A shares after          shares, so annual
                               eight years, reducing         expenses do not decrease.
                               future annual expenses.
--------------------------------------------------------------------------------------

              THE ARIZONA, NEW JERSEY AND PENNSYLVANIA FUNDS BEGAN
                  OFFERING CLASS B SHARES ON FEBRUARY 1, 2000.
                            SALES CHARGES - CLASS A

                                   THE SALES CHARGE MAKES   WHICH EQUALS THIS %
                                      UP THIS % OF THE          OF YOUR NET
WHEN YOU INVEST THIS AMOUNT            OFFERING PRICE           INVESTMENT
--------------------------------------------------------------------------------
ALL FUNDS (EXCEPT FEDERAL
INTERMEDIATE)

Under $100,000                              4.25                    4.44
$100,000 but under $250,000                 3.50                    3.63
$250,000 but under $500,000                 2.50                    2.56
$500,000 but under $1 million               2.00                    2.04

FEDERAL INTERMEDIATE FUND

Under $100,000                              2.25                    2.30
$100,000 but under $250,000                 1.75                    1.78
$250,000 but under $500,000                 1.25                    1.26
$500,000 but under $1 million               1.00                    1.01


INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 44), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 43). The CDSC will not apply to purchases over $250 million in the High Yield Fund.

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 10% per year for each Fund, to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES WITHIN             THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM          YOUR PROCEEDS AS A CDSC

1 Year                                                4
2 Years                                               4
3 Years                                               3
4 Years                                               3
5 Years                                               2
6 Years                                               1
7 Years                                               0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 43). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                  THE SALES CHARGE
                                   MAKES UP THIS %        WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT     OF THE OFFERING PRICE   OF YOUR NET INVESTMENT

Under $1 million                        1.00                     1.01

     WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE
       THERE IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE
                                     LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 50 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S.

registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

             TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE
                      SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of paper with lines and someone writing] BUYING SHARES

MINIMUM INVESTMENTS

--------------------------------------------------------------------------------
                                      INITIAL                 ADDITIONAL
--------------------------------------------------------------------------------
Regular accounts                      $1,000                  $50
Automatic investment plans            $50                     $50
UGMA/UTMA accounts                    $100                    $50
Broker-dealer sponsored wrap account  $250                    $50
programs
Full-time employees, officers,        $100                    $50
trustees and directors of
Franklin Templeton entities, and
their immediate family members

           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 49). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

Buying shares

--------------------------------------------------------------------------------
                            Opening an account         Adding to an account
--------------------------------------------------------------------------------
[Insert graphic of hands    Contact your investment    Contact your investment
shaking] Through your       representative             representative
investment representative

--------------------------------------------------------------------------------
[Insert graphic of phone]   If you have another        Before requesting a
By Phone                    Franklin Templeton         telephone purchase,
                            account with your bank     please make sure we have
(Up to $100,000             account information on     your bank account
per day)                    file, you may open a new   information on file. If
1-800/632-2301              account by phone. The      we do not have this
                            accounts must be           information, you will
                            identically registered.    need to send written
                                                       instructions with your
                            To make a same day         bank's name and address,
                            investment, please call    a voided check or
                            us by 1:00 p.m. Pacific    savings account deposit
                            time or the close of the   slip, and a signature
                            New York Stock Exchange,   guarantee if the
                            whichever is earlier.      ownership of the bank
                                                       and Fund accounts is
                                                       different.

                                                       To make a same day
                                                       investment, please call
                                                       us by 1:00 p.m. Pacific
                                                       time or the close of the
                                                       New York Stock Exchange,
                                                       whichever is earlier.

--------------------------------------------------------------------------------
[Insert graphic of          Make your check payable
envelope] By Mail           to the Fund.               Make your check payable
                                                       to the Fund. Include
                            Mail the check and your    your account number on
                            signed application to      the check.
                            Investor Services.
                                                       Fill out the deposit slip
                                                       from your account
                                                       statement. If you do not
                                                       have a slip, include a
                                                       note with your name, the
                                                       Fund name, and your
                                                       account number.

                                                       Mail the check and
                                                       deposit slip or note to
                                                       Investor Services.

--------------------------------------------------------------------------------

(cont.)

Buying shares (cont.)
--------------------------------------------------------------------------------
                            Opening an account         Adding to an account
--------------------------------------------------------------------------------
[Insert graphic of three    Call to receive a wire     Call to receive a wire
lightning bolts] By Wire    control number and wire    control number and wire
                            instructions.              instructions.
1-800/632-2301
(or 1-650/312-2000          Wire the funds and mail    To make a same day wire
collect)                    your signed application    investment, please call
                            to Investor Services.      us by 1:00 p.m. Pacific
                            Please include the wire    time and make sure your
                            control number or your     wire arrives by 3:00 p.m.
                            new account number on the
                            application.

                            To make a same day wire
                            investment, please call us
                            by 1:00 p.m. Pacific time
                            and make sure your wire
                            arrives by 3:00 p.m.

--------------------------------------------------------------------------------
[Insert graphic of two      Call Shareholder Services  Call Shareholder
arrows pointing in          at the number below, or    Services at the number
opposite directions] By     send signed written        below or our automated
Exchange                    instructions. The          TeleFACTS system, or
                            TeleFACTS system cannot    send signed written
TeleFACTS(R)                be used to open a new      instructions.
1-800/247-1753              account.
(around-the-clock access)                              (Please see page 50 for
                            (Please see page 50 for    information on
                            information on exchanges.) exchanges.)

--------------------------------------------------------------------------------

                   FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                               CALL TOLL-FREE: 1-800/632-2301
                (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                       SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class* of a Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.

[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

shares are held in that Fund will count towards the eight year period for automatic conversion to Class A shares.

Because excessive trading can hurt Fund performance, operations and shareholders, each Fund, effective September 15, 2000, reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 55).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of certificate] SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

[End callout]

A notary public CANNOT provide a signature guarantee.

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

SELLING SHARES

--------------------------------------------------------------------------------
                          TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------
[Insert graphic of hands  Contact your investment representative shaking] THROUGH
YOUR INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
[Insert graphic of          Send written instructions and endorsed share
envelope] BY MAIL           certificates (if you hold share certificates) to
                            Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                            Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                            A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

--------------------------------------------------------------------------------
[Insert graphic of phone]   As long as your transaction is for $100,000 or
BY PHONE                    less, you do not hold share certificates and you
                            have not changed your address by phone within the
1-800/632-2301              last 15 days, you can sell your shares by phone.

                            A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

--------------------------------------------------------------------------------
[Insert graphic of three    You can call or write to have redemption proceeds
lightning bolts] By         sent to a bank account. See the policies above for
Electronic Funds            selling shares by mail or phone.

Transfer (ACH)
                            Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and fund accounts is different.

                            If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

--------------------------------------------------------------------------------
[Insert graphic of two      Obtain a current prospectus for the fund you are
arrows pointing in          considering.
opposite directions] By
Exchange                    Call Shareholder Services at the number below or
                            our automated TeleFACTS system, or send signed
TeleFACTS(R)                written instructions. See the policies above for
1-800/247-1753              selling shares by mail or phone.
(around-the-clock
access)                     If you hold share certificates, you will need to
                            return them to the Fund before your exchange can be
                            processed.
--------------------------------------------------------------------------------

                   FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                               CALL TOLL-FREE: 1-800/632-2301
                (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                       SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE Each Fund calculates its net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Funds' financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Funds do not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of the Fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.

o The Funds may modify or discontinue the exchange privilege on 60 days' notice.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, each Fund reserves the right to make payments in securities or other assets of the Fund, in the case of an emergency or if the payment by check, wire or electronic Funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

ALL FUNDS

(EXCEPT FEDERAL INTERMEDIATE)              CLASS A      CLASS B     CLASS C
----------------------------------------------------------------------------
COMMISSION (%)                                 -        3.00        2.00
Investment under $100,000                   4.00           -           -
$100,000 but under $250,000                 3.25           -           -
$250,000 but under $500,000                 2.25           -           -
$500,000 but under $1 million               1.85           -           -
$1 million or more                   up to 0.751           -           -
12B-1 FEE TO DEALER                         0.10       0.152       0.653

FEDERAL INTERMEDIATE FUND

COMMISSION (%)                                 -
Investment under $100,000                   2.00
$100,000 but under $250,000                 1.50
$250,000 but under $500,000                 1.00
$500,000 but under $1 million               0.85
$1 million or more                   up to 0.751
12B-1 FEE TO DEALER                         0.10

A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee. 2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

3. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME,
DEPARTMENT NAME           TELEPHONE NUMBER   MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------

Shareholder Services      1-800/632-2301     5:30 a.m. to 5:00 p.m.
                                             6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information          1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                          (1-800/342-5236)   6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services       1-800/527-2020     5:30 a.m. to 5:00 p.m.
Advisor Services          1-800/524-4040     5:30 a.m. to 5:00 p.m.
Institutional Services    1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/851-0637     5:30 a.m. to 5:00 p.m.

This page intentionally left blank.

Investment Company Act file # 811-4149                           TF3 P 07/00




FRANKLIN TAX-FREE TRUST


FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
FRANKLIN INSURED TAX-FREE INCOME FUND
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND


STATEMENT OF ADDITIONAL INFORMATION
JULY 1, 2000


[Insert Franklin Templeton Ben Head]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Trust's Annual Report to Shareholders, for the fiscal year ended February 29, 2000, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).


CONTENTS

Goals and Strategies
Risks
Officers and Trustees
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
Description of Ratings
State Tax Treatment


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:


o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;


o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------

GOALS AND STRATEGIES
-------------------------------------------------------------------------------


Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of the Fund's state. This goal is fundamental, which means that it may not be changed without shareholder approval. Of course, there is no assurance that any Fund will meet its goal.

As a fundamental policy, each Fund normally invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax. In addition, each state Fund normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of its state.

As a nonfundamental policy, each state Fund also normally invests at least 65% of its total assets in municipal securities of its state. Unlike the state Funds, the Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

Municipal securities issued by a Fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of the Fund's state.

Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

Below is a description of various types of municipal and other securities that each Fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each Fund also may invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues that will be used to pay the notes. They are usually general obligations of the issuer secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except that they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.


BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.


TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.


VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers a Fund's income when interest rates fall. Of course, a Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.
Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

MUNICIPAL LEASE OBLIGATIONS Each Fund may invest in municipal lease obligations, including certificates of participation. Municipal lease obligations generally finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must appropriate (set aside) the money to make the lease payments each year. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The board of trustees reviews each Fund's municipal lease obligations to try to assure that they are liquid investments based on various factors reviewed by the Fund's manager and monitored by the board. These factors include (a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the Fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.


Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.


While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for a Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.


ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.


ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Funds do not believe that their net asset value or income will be negatively affected by their purchase of municipal securities on a when-issued basis. The Funds will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if the manager considers it advisable. When a Fund is the buyer, it will set aside cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, on its books until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

DIVERSIFICATION All of the Funds, except the Arizona and Florida Funds, are diversified funds. The Arizona and Florida Funds are non-diversified. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each Fund, including the Arizona and Florida Funds, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of each Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which a Fund normally invests, or the economies of the state and territories where each Fund invests.

Temporary defensive investments may include securities that pay taxable interest, including (i) for the state Funds, municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. Short-term trading increases portfolio turnover and may increase costs. However, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.


CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.


A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service, Inc. (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."


An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.


As discussed in the prospectus, each Fund has different limitations on the credit quality of the securities it may buy. These limitations generally are applied when a Fund makes an investment so that a Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

INSURANCE Each Fund invests primarily in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

A Fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of a Fund's shares, or (iii) a Fund's distributions.

TYPES OF INSURANCE. There are three types of insurance: new issue, secondary and portfolio. A new issue insurance policy is purchased by the issuer when the security is issued. A secondary insurance policy may be purchased by the Fund after a security is issued. With both new issue and secondary policies, the insurance continues in force for the life of the security and, thus, may increase the credit rating of the security, as well as its resale value.

Each Fund may buy a secondary insurance policy at any time, if the manager believes the insurance would be in the best interest of the Fund. The Fund is likely to buy a secondary insurance policy if, in the manager's opinion, the Fund could sell a security at a price that exceeds the current value of the security, without insurance, plus the cost of the insurance. The purchase of a secondary policy, if available, may enable the Fund to sell a defaulted security at a price similar to that of comparable securities that are not in default. The Fund would value a defaulted security covered by a secondary insurance policy at its market value.

Each Fund may also buy a portfolio insurance policy. Unlike new issue and secondary insurance, which continue in force for the life of the security, portfolio insurance only covers securities while they are held by the Fund. If the Fund sells a security covered by portfolio insurance, the insurance protection on that security ends and, thus, cannot affect the resale value of the security. As a result, the Fund may continue to hold any security insured under a portfolio insurance policy that is in default or in significant risk of default and, absent any unusual or unforeseen circumstances as a result of the portfolio insurance policy, would likely value the defaulted security, or security for which there is a significant risk of default, at the same price as comparable securities that are not in default. While a defaulted security is held in the Fund's portfolio, the Fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurance premium the Fund pays for a portfolio insurance policy is a Fund expense. The premium is payable monthly and is adjusted for purchases and sales of covered securities during the month. If the Fund fails to pay its premium, the insurer may take action against the Fund to recover any premium payments that are due. The insurer may not change premium rates for securities covered by a portfolio insurance policy, regardless of the security issuer's ability or willingness to meet its obligations.

QUALIFIED MUNICIPAL BOND INSURERS. Each Fund generally buys insured municipal securities only if they are secured by an insurance policy issued by an insurer whose claims paying ability is rated triple A or its equivalent by Fitch, Moody's or S&P. Currently, there are four primary, triple A rated municipal bond insurers. The Fund, however, may invest a portion of its assets in insured municipal securities covered by policies issued by insurers with a rating below triple A or its equivalent.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Funds nor the manager makes any representations as to the ability of any insurance company to meet its obligation to a Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

INVESTMENT RESTRICTIONS Each Fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each Fund may not:


1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.


3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.


5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Arizona and Florida Funds, each of which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

6. Purchase securities from or sell to the trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the trust, one or more of the trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.


10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, except to the extent permitted by exemptions which may be granted under the Investment Company Act of 1940, which allows the Fund to invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Franklin Advisers, Inc. or its affiliates.


11. In the case of the Arizona and Florida Funds, purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.


If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.


RISKS
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STATE  Since each state Fund mainly invests in the  municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following gives more information about the risks of investing in the Funds. Please read this information together with the section "What Are the Risks of Investing in the Funds?" in the Prospectus.

ARIZONA. Strong overall employment growth, affordable housing, and an attractive climate have helped Arizona's population grow at a rate four times faster than the national rate during the 1990s. Although population growth is expected to remain strong in the near term, the rate of growth has slowed since 1996 as a result of California's economic recovery and thus reduced migration from that state. Competitive wage rates, low energy costs, corporate tax reductions and an abundance of land also have helped to attract businesses to the state. As a result, Arizona's unemployment in 1999 was at its lowest level since the early 1970s.

Arizona's economy has continued to diversify. While Arizona's economy, in the past was heavily dependent on its farming, mining and real estate industries, as of 1999, manufacturing accounted for approximately 9.8% of the state's total employment, trade 23.7%, services 31.4%, government 16.1%, and construction 7.2%. Farming and mining accounted for less than 2% of the total workforce. Arizona may be vulnerable, however, to events affecting high-technology products and to economic problems in Asia. Approximately 80% of the state's exports have been in the area of high-technology products and Asian exports have supported at least 100,000 jobs in the state.

Under its constitution, Arizona cannot issue general obligation debt. Thus, gross state debt levels have remained moderate. The state historically has relied on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs.

Arizona's strong economic growth and higher-than-anticipated tax revenues have allowed the state to post four consecutive operating surpluses and general fund balance increases. Results from fiscal 1999 show another operating surplus.

FLORIDA. Florida's population has grown rapidly in recent years, with the fastest growth among 5-17 year-olds. In the next ten years, the most rapidly growing population will be in the over 85 age group. The rapid growth in the population of both the young and old has required increased expenditures for services, such as schools and health care, and has placed sustained pressure on the state's budget for the funding of these services. As a result, Florida is more vulnerable to increases in the cost of education, Medicaid and other health care services than many other states. While the population of the young and old has grown rapidly, the working age population has grown at a much slower rate and is expected to decline in the coming years.

Because of its substantial retirement age population, investment income and transfer payments, such as social security and pension benefits, make up a significant proportion of Florida's income distribution. This income mix historically has led to relatively stable personal income levels across different economic cycles, although it also has created some vulnerability to changes in the consumer price index at the federal level.

Florida's tax base has been relatively narrow, with no personal income tax and 60% of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source has created some vulnerability to recession and slower growth in the tax base. Recent trends also have shown an increase in internet and mail order sales, which the state has not been able to tax. If this trend continues, states that rely on sales taxes, like Florida, could be adversely affected. To help provide some protection against the historically volatile nature of the sales tax, Florida enacted a constitutional amendment creating a budget stabilization fund. Florida projects a balance in the fund of $847 million by fiscal year end 2000, meeting the required fund level of 5% of the previous year's General Fund revenues. In addition, the year is expected to close with a $962 million combined general and working capital balance.

Over the past five years, Florida's debt burden has grown dramatically with the increased need for schools and health care, as well as environmental protection programs designed to help protect the state's important tourism industry. The state's rapidly growing population should continue to place demands on the state's budget and debt burden needed to finance infrastructure and other improvements.

While tourism has remained Florida's most important industry, Florida's economy has continued to diversify from a narrow base of agriculture and seasonal tourism into a service and trade economy. Job growth has been steady and unemployment has been around the national rate. Florida's year over year job growth was among the top three fastest in the nation in 1999. Because of its location, much of the state's export sector has relied on exports to Latin America. Although exports have comprised a relatively small part of the gross state product, the sector's dependence on Latin America poses a risk in the event of economic instability in that region.

MASSACHUSETTS. In recent years, Massachusetts' economy has been strong and has led the northeast region. Since 1996, total employment gains in the commonwealth have been similar to national levels. Likewise, the commonwealth's unemployment rates have compared favorably with national rates. In November 1999, the unemployment rate in Massachusetts was 3.2%, compared to the national rate of 4.1%. Strong employment growth since 1993, together with low unemployment rates and slow population growth, have begun to cause some concerns of a tight labor market. A labor shortage may be a potential constraint on the further growth of Massachusetts' economy.

Although the economy has been strong, the commonwealth's debt levels have remained among the highest in the nation. Spending disciplines imposed during the state's severe financial difficulties in the early 1990s have helped and have resulted in eight consecutive years of balanced financial operations. At the same time, the commonwealth has greatly reduced its reliance on temporary borrowing.

While the commonwealth has regained some control over its budget, continuing expenditure pressures may present fiscal challenges. After a period of restrained debt issuance, pressure to increase borrowing has been building. Funding for routine infrastructure needs and a costly tunnel project have been the focus of this pressure. Tax cuts, a relatively high unfunded pension liability, and the substantial reliance of localities on the commonwealth for financial assistance also may strain the commonwealth's resources and limit its financial flexibility. With the rate of economic growth expected to slow in coming years, Massachusetts' biggest challenge is likely to be the long term management of its capital and debt plans.


MICHIGAN. While Michigan's economy has diversified to some degree, it has remained dependent on its durable goods manufacturing sector, especially on its cyclical auto industry. In recent years, manufacturing has accounted for 22% of the state's employment and 33% of personal income. While this sector has been strong since the end of the national recession in the early 1990s and has made improvements that could potentially lessen its historical volatility, the state's reliance on manufacturing has made its economy potentially more volatile than the economies of more diverse states and more susceptible to the adverse effects of another recession.


Since 1992, Michigan's economy has grown at a healthy pace. Unemployment levels have been below national levels since 1994 and, through 1999, employment levels were at an all-time high. With the help of its strong economy, Michigan's finances also have improved. Tighter budget controls and the positive effect on revenues of the state's relatively strong economy have allowed the state to replenish reserves, which had been severely depleted during the early 1990s. As of September 30, 1999, the state's budget stabilization fund was at more than $1 billion. Michigan may need the increased stability these reserve levels provide to offset higher school funding requirements. The state also has been able to maintain its traditionally low debt levels, although contingent debt levels issued through school programs and based on the state's credit have grown rapidly, approaching levels almost double the state's outstanding direct debt. The state's contingent debt exposure will need to be carefully managed in the coming years to help maintain the state's financial stability.

MINNESOTA. Minnesota's economy has been well-diversified, with only slight concentration in the manufacturing sector. Historically, this diversification has allowed the state to perform well during economic cycles, compared with the rest of the nation. The effects of the last national recession were less severe in Minnesota, and the state was able to recover more quickly than many other states.

Since late 1994, Minnesota has experienced steady job growth, especially in the services sector. Much of this growth has occurred in the Minneapolis-St. Paul metropolitan area and has created labor shortages in some industries. These shortages have in turn resulted in higher-than-average wage levels. Higher wages, together with a tight labor market, could limit future job expansion in the state.

Strong financial management, healthy reserve levels and a moderate debt burden have allowed the state to maintain its strong credit rating. With the recent strength of its economy and growth in revenues, Minnesota has increased its general fund balance to $2.0 billion as of June 30, 1999, with a budgetary reserve of $1.3 billion. With its balances and reserves near historic levels, several tax cuts have been proposed.


OHIO. Ohio's financial performance has been strong, aided recently by the continuing diversification of the state's economy. Although manufacturing has remained a large part of the economy, the state's overall employment mix has moved more in line with that of the nation, improving the state's economic stability. Nonetheless, the state's reliance on manufacturing creates vulnerability to recession and potential financial volatility. The state's sizable financial reserves, however, may lend some stability and help protect the state against future spending pressures and economic cycles.


In recent years, Ohio's employment growth has slowed to below the national average. For the year ended December 1999, job growth was 0.8%, compared to 2.2% for the nation. Much of this growth has been concentrated in the construction and finance, insurance, and real estate sectors. Unemployment was 4.2% in December 1999, which was the same as the national rate. The state's population growth also has been slow and, from 94 - 99, was the slowest in the Great Lakes region.


Ohio's direct debt levels have been moderate. As a result, debt service payments on its general obligation debt and lease obligations have been manageable. The state has enjoyed large operating surpluses over the last seven fiscal years, which have allowed the state to restore its reserves to levels above those before the last recession. A recent court decision requiring major changes to the state's school funding programs, however, may create some pressure on the state's ability to maintain a balanced budget, especially in the event of an economic slowdown.


U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.

PUERTO RICO. In recent years, Puerto Rico's financial performance has improved. Overall, as of March 2000, Moody's considered Puerto Rico's outlook to be positive. Relatively strong revenue growth and more aggressive tax collection procedures resulted in a general fund surplus for fiscal 1999 (audited) of $497 million, including an unreserved balance of $185.4 million. Between fiscal years 1993 and 1999, Puerto Rico has experienced a 4.3% drop in the unemployment rate, a 54% increase in hotel registrations, a 31% in retail sales, a 76% increase in exports, and a 22% decrease in welfare recipients.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states that is partly explained by the fact that Puerto Rico generally centralizes its debt issuance at the state level. S&P rates Puerto Rico's general obligation debt at A, with a stable outlook. Moody's rates the island's general obligation debt at Baa1. The Moody's rating has been at Baa1 since 1976 and the S&P A-rating has been in place since 1956. Going forward, these debt levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico also will need to address its large unfunded pension liability of more than $6 billion.

Puerto Rico also faces challenges from the 1996 passage of a bill eliminating
Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. In the fifth year of this phase-out period, business continues to show interest in Puerto Rico as manufacturing and services/commerce continue to represent the largest sector of employment.


Outstanding issues relating to the potential for a transition to statehood also may have broad implications for Puerto Rico and its financial and credit position.


GUAM. Guam's economy has been heavily dependent on tourism. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen. The recent Asian economic crisis and Typhoon Paka, which hit Guam in December 1997, negatively affected both tourism and other economic activities in Guam and contributed to a decline of 1.8% in gross island product between 1997 and 1998.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. For fiscal 1998, however, Guam incurred a $21 million deficit and ended the year with a negative unreserved general fund balance of $158.9 million. Another deficit is expected in 1999.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of May 18, 2000, S&P's outlook for Guam was negative due to Guam's continued weak financial position and inability to meet the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2.575 billion in 1997. By sector, the breakdown was garment manufacturing 33%, tourism 23%, retail trade 18%, services 17% and other 9%. Gross business revenue tax collections totaled $68.6 million in fiscal year 1998. Also in fiscal year 1998, general fund revenues totaled $234 million while expenditures totaled $238 million.

The population of all the islands combined was 67,212 at fiscal year end 1996 and average earnings per capita totaled $9,702. At fiscal year end 1995, the most recent year available, unemployment among eligible labor force participants stood at 2.3%.

U.S. VIRGIN ISLANDS. The U.S. Virgin Islands has suffered numerous years of budget imbalances. Since fiscal 1989, the Virgin Islands has incurred budget deficits in all but four fiscal years. As of June 30, 1999, the accumulated deficit was close to $341 million. To help finance this deficit, the government issued a $300 million bond, which allowed it to meet a $13 million payroll payment and to begin to pay off the backlog of payments to vendors. The Virgin Islands' large public sector payroll (approximately 32.8% of employment), relatively small private sector that is dependent on tourism and related services (21% of employment), and heavy reliance on taxes as a revenue source (close to 97% of all revenues), together with the effects of three major hurricanes in the past ten years, have contributed to its financial problems.

The U.S. Virgin Islands are not experiencing the record economic boom that the mainland is. In 1999, employment decreased 1.7% following two years of minimal growth. The unemployment rate for 1999 was 4.8%, which is the lowest level since 1993. The Virgin Islands are highly dependent on tourism, which contracted in 1999. While the islands have experienced an increase in hotel occupancy, the majority of visitors come via cruise ships. The number of cruise ship passengers decreased 12% in 1999, which resulted in an overall decline of 8% for the year. A significant reason for the decrease in cruise ships was due to the damage suffered to the docks from recent hurricanes. After Hurricane Jose in October 1999, only 39 ships were able to dock in October compared to 65 in October 1998.

In September 1998, the Department of Interior Office of Inspector General issued an audit report on the Virgin Islands. It noted that while the Virgin Islands had made improvements in its financial situation, problems remained in the areas of overall financial management, expenditure control and revenue collections. To help improve its financial position, the Virgin Islands has developed a five-year economic recovery plan. Central to this plan is a reduction in government spending. In June 1999, the governor implemented a strict hiring freeze and mandated a 5% reduction in personnel expenditures each year through fiscal 2004, a 50% reduction in overtime expenses, and various other cost saving initiatives. In October, the government and the Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. Since the plan is new, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------


The Trust has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

S. Joseph Fortunato (67)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (48)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (July 1999-present); director or trustee, as the case may be, of 25 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
Chairman of the Board and Trustee


Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Investment Advisory Services, Inc.; Chairman of the Board, Franklin Advisers, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (59)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, MCI WorldCom, Inc. (information services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Sheila Amoroso (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (35)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President, Chief Financial Officer and Director, Franklin/Templeton Investor Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.

Deborah R. Gatzek (51)
1810 Gateway Drive, San Mateo, CA 94404
SECRETARY

Partner, Stradley, Ronon, Stevens & Young, LLP; officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Senior Vice President and General Counsel, Franklin Resources, Inc., Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc., Executive Vice President, Franklin Advisers, Inc., Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC, and Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc. (until January 2000).

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Counsel, Franklin Resources, Inc; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward V. McVey (62)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Kimberley Monasterio (36)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

Thomas Walsh (38)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.


*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


The Trust pays noninterested board members $1,450 per month plus $1,300 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                                                     NUMBER OF
                                                     BOARDS IN
                                       TOTAL FEES     FRANKLIN
                                      RECEIVED FROM  TEMPLETON
                           TOTAL FEES    FRANKLIN   INVESTMENTS
                            RECEIVED    TEMPLETON    ON WHICH
                            FROM THE   INVESTMENTS     EACH
 NAME                       TRUST($) 1    ($) 2      SERVES 3
----------------------------------------------------------------
Frank H. Abbott, III          22,999      156,050        28
Harris J. Ashton              25,239      363,165        48
S. Joseph Fortunato           23,511      363,238        50
Edith E. Holiday              31,700      237,265        25
Frank W.T. LaHaye             22,999      156,060        28
Gordon S. Macklin             25,239      363,165        48

1. For the fiscal year ended February 29, 2000.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED   Each Fund's manager is  Franklin Advisers,
Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES  Each Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of its net assets up to and including $100 million; and

o 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and

o  9/240 of 1% of the value of its net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended February 29, 2000, and February 28, 1999 and 1998, the Funds paid the following management fees:

                                   MANAGEMENT FEES PAID ($)
                                  2000         1999        1998
--------------------------------------------------------------------
Arizona Fund 1                    511,640     129,625       53,600
Florida Fund 2                    705,624     279,543      164,237
Insured Fund                    7,715,627   8,186,468    7,894,099
Massachusetts Fund              1,854,148   1,842,232    1,792,766
Michigan Fund                   5,567,281   5,623,372    5,414,427
Minnesota Fund                  2,541,127   2,591,321    2,465,946
Ohio Fund                       3,798,880   3,822,228    3,586,169

1. For the fiscal years ended February 28, 1999 and 1998, management fees, before any advance waiver, totaled $444,848 and $300,020, respectively. Under an agreement by the manager to limit its fees, the Fund paid the management fees shown.
2. For the fiscal years ended February 29, 2000,and February 28, 1999 and 1998, management fees, before any advance waiver, totaled $718,877, $697,080 and $559,377, respectively. Under an agreement by the manager to limit its fees, the Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:


o  0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;
o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and
o  0.075% of each Fund's average daily net assets over $1.2 billion.

During the last three fiscal years ended February 29, 2000, and February 28, 1999 and 1998, the manager paid FT Services the following administration fees:

                                 ADMINISTRATION FEES PAID ($)
                                  2000       1999        1998
-----------------------------------------------------------------
Arizona Fund                    123,537      101,043     70,517
Florida Fund                    178,612      169,903    132,554
Insured Fund                  1,826,809    1,895,252  1,847,411
Massachusetts Fund              512,885      506,241    492,589
Michigan Fund                 1,458,837    1,465,757  1,420,284
Minnesota Fund                  720,407      730,139    693,518
Ohio Fund                     1,066,409    1,066,391  1,013,556

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by a Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker.

Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Funds do not buy securities in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the fiscal years ended February 29, 2000, and February 28, 1999 and 1998, the Funds did not pay any brokerage commissions.

As of February 29, 2000, the Funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The Funds calculate dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you.

By meeting certain requirements of the Internal Revenue Code (Code), the Funds have qualified and continue to qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they will be exempt from that state's personal income tax. Most states generally do not grant tax-free treatment to interest on state and municipal securities of other states.

The Funds may earn taxable income from many sources, including on any temporary investments, the discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, or ordinary income derived from the sale of market discount bonds. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from the Fund's sale of securities held for more than five years may be subject to a reduced tax rate.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The Funds will inform you of the amount of your ordinary income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and, generally, state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Franklin Templeton fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gains from the sale of Fund shares held for more than five years may be subject to a reduced tax rate.

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in a Fund, and then reinvest the sales proceeds in the Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in a Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because each Fund's income is derived primarily from interest rather than dividends, generally none of its distributions will be eligible for the corporate dividends-received deduction.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position. Persons who are defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying Fund shares.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in
September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that each Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that each Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Insured, Michigan and Ohio Funds currently offer three classes of shares, Class A, Class B and Class C. The Funds began offering Class B shares on February 1, 2000. The Massachusetts and Minnesota Funds currently offer two classes of shares, Class A and Class C. The full title of each class is:

o Franklin Insured Tax-Free Income Fund - Class A
o Franklin Insured Tax-Free Income Fund - Class B
o Franklin Insured Tax-Free Income Fund - Class C
o Franklin Massachusetts Insured Tax-Free Income Fund - Class A
o Franklin Massachusetts Insured Tax-Free Income Fund - Class C
o Franklin Michigan Insured Tax-Free Income Fund - Class A
o Franklin Michigan Insured Tax-Free Income Fund - Class B
o Franklin Michigan Insured Tax-Free Income Fund - Class C
o Franklin Minnesota Insured Tax-Free Income Fund - Class A
o Franklin Minnesota Insured Tax-Free Income Fund - Class C
o Franklin Ohio Insured Tax-Free Income Fund - Class A
o Franklin Ohio Insured Tax-Free Income Fund - Class B
o Franklin Ohio Insured Tax-Free Income Fund - Class C


The Arizona and Florida Funds each offer only one share class. Because their sales charge structures and Rule 12b-1 plans are similar to those of Class A shares, shares of the Arizona and Florida Funds are considered Class A shares for redemption, exchange and other purposes.


The Funds may offer additional classes of shares in the future.

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of June 2, 2000, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS    PERCENTAGE
                                               (%)
-------------------------------------------------------
NFSC FEBO
Valley Concrete Materials
P.O. Box 634
Cottonwood, AZ 86326           Class A       7.34

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 2, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------


Each Fund continuously offers their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in the Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:


o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.


If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:


o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares. This waiver category also applies to Class B and C shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.


   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.


o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.


   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:


o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their family members, consistent with our then-current policies


o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer


o  Accounts managed by Franklin Templeton Investments


o Certain unit investment trusts and their holders reinvesting distributions from the trusts

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.


SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Each Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $100,000           2.0
$100,000 but less than $400,000          1.0
$400,000 or more                           0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.


Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.


In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B
SHARES WITHIN THIS MANY YEARS   THIS % IS DEDUCTED
AFTER BUYING THEM               FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0


CDSC WAIVERS.  The CDSC for any share class generally will be waived for:


o  Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by a Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.


To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Funds may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Funds receive notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 29, 2000, and February 28, 1999 and 1998:

                                                        AMOUNT
                                                     RECEIVED IN
                                                      CONNECTION
                                                         WITH
                              TOTAL       AMOUNT     REDEMPTIONS
                           COMMISSIONS RETAINED BY       AND
                            RECEIVED   DISTRIBUTORS  REPURCHASES
                               ($)         ($)           ($)
-------------------------------------------------------------------
2000
Arizona Fund                 319,177      20,511        10,224
Florida Fund                 347,787      24,507         1,130
Insured Fund                2,135,976    134,057        78,535
Massachusetts Fund           861,945      54,163        29,631
Michigan Fund               2,163,050    128,077        56,030
Minnesota Fund               819,118      46,686        37,510
Ohio Fund                   1,699,643    105,552        81,934

1999
Arizona Fund                  477,674     32,175             0
Florida Fund                  610,778     42,251            85
Insured Fund                3,799,368    242,769        38,597
Massachusetts Fund          1,115,229     66,155        24,083
Michigan Fund               2,630,865    163,572        10,821
Minnesota Fund              1,378,166     80,608         6,400
Ohio Fund                   2,308,355    146,830        15,696

1998
Arizona Fund                  444,372     30,899             0
Florida Fund                  643,277     42,185             0
Insured Fund                3,458,998    223,393         9,982
Massachusetts Fund            971,661     60,293         4,495
Michigan Fund               2,762,586    167,731        18,468
Minnesota Fund              1,114,812     67,354         1,216
Ohio Fund                   2,325,085    145,477         6,228

Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The Fund may pay up to 0.15% per year for the Florida and Arizona Funds, and 0.10% per year for the remaining Funds of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Except for the Arizona and Florida Funds' expenses, any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended February 29, 2000, the amounts paid by the Funds pursuant to the Class A plan were:

                           ARIZONA    FLORIDA   INSURED   MASSACHUSETTS
                             FUND       FUND      FUND        FUND
                             ($)         ($)       ($)         ($)
------------------------------------------------------------------------

Advertising                     2,727     2,765   109,405        27,098
Printing and mailing
 prospectuses other
than to current
shareholders                    1,364     2,092    50,011         9,067
Payments to
 underwriters                   1,087     1,319    26,644         6,043
Payments to
 broker-dealers                74,195   108,736 1,115,860       240,853
Other                           3,593     5,101   139,646        24,458
                         -----------------------------------------------
Total                          82,966   120,013 1,441,566       307,519
                         ===============================================


                           MICHIGAN     MINNESOTA    OHIO FUND
                             FUND         FUND
                             ($)           ($)          ($)
----------------------------------------------------------------

Advertising                    57,198        36,385      45,565
Printing and mailing
 prospectuses other
than to current
shareholders                   34,987        15,132      21,948
Payments to
 underwriters                  24,931         7,600      14,647
Payments to
 broker-dealers               802,911       343,930     539,088
Other                         111,069        39,648      68,955
                         ---------------------------------------
Total                       1,031,096       442,695     690,203
                         =======================================


THE CLASS B AND C PLANS. Each Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be used for service fees. The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has immediate plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.

For the fiscal year ended February 29, 2000, the Funds paid no fees pursuant to the Class B plan and the amounts paid by the Funds pursuant to the Class C plan were:

                           ARIZONA    FLORIDA   INSURED   MASSACHUSETTS
                             FUND       FUND      FUND        FUND
                             ($)         ($)       ($)         ($)
------------------------------------------------------------------------

Advertising                        --        --    10,772         6,100
Printing and mailing
 prospectuses other
than to current
shareholders                       --        --     3,067         1,275
Payments to
 underwriters                      --        --     6,236         2,280
Payments to
 broker-dealers                    --        --   374,683       156,360
Other                              --        --    17,005         9,146
                         -----------------------------------------------
                                   --        --   411,763       175,161
                         ===============================================


                           MICHIGAN    MINNESOTA   OHIO FUND
                             FUND         FUND
                             ($)          ($)         ($)
-------------------------------------------------------------

Advertising                     5,937        3,560     5,822
Printing and mailing
 prospectuses other
than to current
shareholders                    2,034          950     1,786
Payments to
 underwriters                   4,571        2,482     3,332
Payments to
 broker-dealers               318,580      133,437   257,946
Other                          12,449        5,708     9,117
                         ------------------------------------
Total                         343,571      146,137   278,003
                         ====================================


THE CLASS A , B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Funds. The average annual total returns for the indicated periods ended February 29, 2000, were:


               INCEPTION 1 YEAR    5 YEARS (%)   10 YEARS   SINCE
               DATE      (%)                     (%)        INCEPTION
                                                             (%)
-----------------------------------------------------------------------
CLASS A
Arizona Fund   4/30/93   -8.72     4.48          -          4.29
Florida Fund   4/30/93   -8.31     4.53          -          3.92
Insured Fund   4/03/85   -7.29     3.84          5.84       7.18
Massachusetts  4/03/85   -7.45     3.82          5.69       6.55
Fund
Michigan Fund  4/03/85   -6.74     4.17          5.94       6.96
Minnesota Fund 4/03/85   -7.42     3.43          5.36       6.79
Ohio Fund      4/03/85   -6.90     4.02          5.88       6.94

-----------------------------------------------------------------------
                                                            SINCE
                                                            INCEPTION
                                                             (%)
-----------------------------------------------------------------------
CLASS B
Insured Fund   2/01/00                                      -2.69
Michigan Fund  2/01/00                                      -2.89
Ohio Fund      2/01/00                                      -2.81

-----------------------------------------------------------------------
                                                 1 YEAR (%) SINCE
                                                            INCEPTION
                                                            (%)
-----------------------------------------------------------------------
CLASS C
Insured Fund   5/01/95                           -5.57      3.98
Massachusetts
Fund           5/01/95                           -5.66      3.93
Michigan Fund  5/01/95                           -4.96      4.32
Minnesota Fund
               5/01/95                           -5.68      3.52
Ohio Fund      5/01/95                           -5.31      4.17

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000
payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended February 29, 2000, were:

            INCEPTION   1 YEAR    5 YEARS (%)   10 YEARS     SINCE
               DATE      (%)                     (%)       INCEPTION
                                                             (%)
-----------------------------------------------------------------------
CLASS A
Arizona Fund   4/30/93   -8.72     24.52         -           33.26
Florida Fund   4/30/93   -8.31     24.78         -           30.01
Insured Fund   4/03/85   -7.29     20.71         76.32      181.28
Massachusetts  4/03/85   -7.45     20.61         73.99      157.35
Fund
Michigan Fund  4/03/85   -6.74     22.68         78.00      172.79
Minnesota Fund 4/03/85   -7.42     18.34         68.64      166.38
Ohio Fund      4/03/85   -6.90     21.78         77.03      171.76

                                                             SINCE
                                                           INCEPTION
                                                             (%)
-----------------------------------------------------------------------
CLASS B
Insured Fund   2/01/00                                      -2.69
Michigan Fund  2/01/00                                      -2.89
Ohio Fund      2/01/00                                      -2.81

-----------------------------------------------------------------------
                                                            SINCE
                                                 1 YEAR   INCEPTION
                                                   (%)       (%)
-----------------------------------------------------------------------
CLASS C
Insured Fund   5/01/95                           -5.57      20.73
Massachusetts                                    -5.66      20.47
Fund           5/01/95
Michigan Fund  5/01/95                           -4.96      22.70
Minnesota Fund                                   -5.68      18.20
               5/01/95
Ohio Fund      5/01/95                           -5.31      21.82


CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended February 29, 2000, were:

               CLASS A (%) CLASS B (%)  CLASS C (%)
---------------------------------------------------
Arizona Fund      4.77       -             -
Florida Fund      4.72       -             -
Insured Fund      4.96       4.66          4.58
Massachusetts     4.91       -             4.53
Fund
Michigan Fund     4.82       4.46          4.44
Minnesota Fund    4.92       -             4.53
Ohio Fund         4.94       4.61          4.57

The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(a-b + 1)  - 1]
            ---
            cd

where:

a =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD   Each Fund also may quote a taxable-equivalent
yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 29, 2000, were:

              CLASS A    CLASS B (%)   CLASS C
               (%)                       (%)
---------------------------------------------------
Arizona Fund   8.32       -             -
Florida Fund   7.81       -             -
Insured Fund   8.21       7.72          7.58
Massachusetts  8.64       -             7.97
Fund
Michigan Fund  8.35       7.72          7.69
Minnesota Fund 8.85       -             8.15
Ohio Fund      9.06       8.46          8.38

As of February 29, 2000, the combined federal and state income tax rate upon which the taxable-equivalent yield quotations were based were as follows:

                     COMBINED RATE (%)
--------------------------------------
Arizona Fund               42.64
Florida Fund               39.60
Insured Fund               39.60
Massachusetts Fund         43.19
Michigan Fund              42.26
Minnesota Fund             44.43
Ohio Fund                  45.48

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 29, 2000, were:

             CLASS A  (%)   CLASS B (%)    CLASS C (%)
---------------------------------------------------
Arizona Fund   4.72          -             -
Florida Fund   4.79          -             -
Insured Fund   5.16          4.84          4.76
Massachusetts  5.08          -             4.66
Fund
Michigan Fund  5.03          4.69          4.62
Minnesota Fund 5.01          -             4.61
Ohio Fund      5.04          4.70          4.65

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended February 29, 2000, were:

             CLASS A (%)   CLASS B (%)   CLASS C (%)

---------------------------------------------------
Arizona Fund   8.23          -             -
Florida Fund   7.93          -             -
Insured Fund   8.54          8.01          7.88
Massachusetts  8.94          -             8.20
Fund
Michigan Fund  8.71          8.12          8.00
Minnesota Fund 9.02          -             8.30
Ohio Fund      9.24          8.62          8.53

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the Fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Franklin Resources, Inc. is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Smith Barney Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o  Salomon Smith Barney Composite High Yield Index or its component indices
   - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R) companies, Salomon Smith Barney Inc., Merrill Lynch, Lehman Brothers(R) and Bloomberg(R) L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $225 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $43 billion in municipal security assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of June 14, 1999.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2000, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 2000). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT
-------------------------------------------------------------------------------

The following information on the state income tax treatment of dividends from the funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

ARIZONA As a result of Section 43-1021(4) of the Arizona Income Tax Code, interest on obligations of the state of Arizona or its political subdivisions is exempt from the Arizona individual income tax. Section 43-1022(6) provides similar tax-exempt treatment for interest on obligations of the U.S. Pursuant to Arizona Individual Income Tax Ruling 84-10-5, Arizona does not tax dividend income from regulated investment companies, such as the Arizona Fund, to the extent that such income is derived from such exempt obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), or obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund, such as for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gain earned by the fund are included in each shareholder's Arizona taxable income and are taxed at ordinary income tax rates.

FLORIDA Although Florida does not impose a personal income tax, it does impose an intangible personal property tax on intangible property having a taxable situs in Florida. This tax is imposed on the value of certain intangible personal property, including shares of a mutual fund. However, according to Florida Statute Section 199.185, there is an exemption for shares of a mutual fund, such as the Florida Fund, that is organized as a business trust, if, on the January 1 assessment date, at least 90% of the net asset value of the portfolio of assets corresponding to such shares consists of exempt property. Exempt property includes notes, bonds and other obligations issued by the state of Florida or its municipalities, counties and other taxing districts or by the U.S. government and its agencies. If, on the date of assessment, the 90% threshold is not met, only that portion, if any, of the value of the mutual fund shares attributable to notes, bonds and obligations of the U.S. government and its agencies will be exempt.

MASSACHUSETTS Chapter 62, Section 2, of the Massachusetts General Laws states that dividends received from a regulated investment company, such as the Massachusetts Fund, are exempt from state personal income tax to the extent that such dividends are attributable to interest on obligations of the U.S. government or its territories (including Puerto Rico, Guam and the Virgin Islands). Dividends received from the fund, which are either exempt-interest dividends or capital gain dividends, to the extent that the interest or gains are attributable to obligations of the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality within the commonwealth, also are exempt from state personal income tax. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Capital gain dividends attributable to obligations other than of the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality thereof will be taxable as follows: Net short-term capital gain distributions will be taxable as dividend income while net long-term capital gain distributions will be taxable at reduced rates ranging from five percent to two percent based upon the applicable holding period of the asset as determined under Massachusetts law. By the 2001 tax year, these reduced rates will range from five percent to zero percent.

In determining the Massachusetts excise tax on corporations subject to state taxation, distributions from the fund generally will be included in a corporate shareholder's net income, and in the case of corporations that are defined as "intangible property corporations," shares of the fund will be included in the computation of net worth.

MICHIGAN Section 206.30(1) of the Michigan Compiled Laws generally provides that taxable income, for purposes of the Michigan individual income tax, is determined by reference to federal adjusted gross income, with certain modifications. Interest and dividends derived from obligations or securities of states other than Michigan (less related expenses) must be added back in determining Michigan taxable income. Interest and dividends derived from obligations or securities of Michigan (and its political subdivisions) are exempt and are not, therefore, added back in determining Michigan taxable income. Further, income derived from obligations of the U.S. government that the state is prohibited by law from subjecting to a net income tax is subtracted in determining Michigan taxable income. Pursuant to Michigan Revenue Administrative Bulletin 1989-10, this includes direct obligations of the U.S. government, its agencies, instrumentalities, or possessions (including Puerto Rico, Guam and the Virgin Islands).

Michigan Revenue Administrative Bulletin 1986-3 states that a regulated investment company, such as the Michigan Fund, which invests in tax-free municipal obligations of the state of Michigan and its political and governmental subdivisions, is permitted to pass-through the exemption of such interest to its shareholders to the extent that such interest qualifies as an exempt-interest dividend of a regulated investment company. The exempt nature of interest from obligations of the U.S. and its territories and possessions also may be passed through to shareholders. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or from obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund, such as for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund generally will be included in each shareholder's Michigan taxable income and taxed at ordinary income tax rates.

MINNESOTA Section 290.01 of the Code of Minnesota states that individual shareholders generally will not be subject to state income taxation on the exempt-interest dividends distributed by a regulated investment company, such as the Minnesota Fund, provided that at least 95% of the exempt-interest dividends are derived from obligations of the state of Minnesota, or its political or governmental subdivisions. However, such dividends are taken into account in computing the state's alternative minimum tax to the extent they are derived from Minnesota private activity bonds. Minnesota Rule 8002.0300 generally states that dividends paid by the fund, to the extent attributable to interest derived from obligations of the U.S. government, its authorities, commissions, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands), also will be exempt from Minnesota's personal income tax. As a matter of policy, the fund will continue to seek to earn at least 95% of its income from interest on Minnesota obligations and less than 5% from direct U.S. government, Puerto Rico or other obligations to try to ensure that the fund continues to qualify to pay exempt-interest dividends on income from Minnesota obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Minnesota taxable income as dividend income and long-term capital gain respectively, and are taxed at ordinary income tax rates.

OHIO Section 5747.01(A) of the Ohio Revised Code states generally that interest on obligations of the state of Ohio and its subdivisions and authorities and of the U.S. and its territories and possessions (to the extent included in federal adjusted gross income but exempt from state income taxes under U.S. laws) is exempt from Ohio state personal income tax. Distributions of income attributable to obligations of the U.S., its territories and possessions by regulated investment companies, such as the Ohio Fund, also will be exempt from the Ohio personal income tax and the Ohio corporation franchise tax computed on the net income basis. In addition, distributions made by the Ohio Fund that are attributable to interest payments on obligations issued by or on behalf of the state of Ohio, its political subdivisions or agencies or instrumentalities or its political subdivisions will be exempt from Ohio personal income tax provided that at all times at least 50 percent of the value of the total assets of the Ohio Fund consists of Ohio obligations, or similar obligations of other states or their subdivisions. Shares of the Ohio Fund will, however, be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Shareholders who are subject to the Ohio personal income tax or the Ohio corporation franchise tax computed on the net income basis will not be subject to such taxes on distributions of "capital gain dividends" to the extent that such distributions are attributable to profit made on the sale, exchange or other disposition by the Ohio Fund of exempt obligations of the state of Ohio and its subdivisions and authorities.





FRANKLIN TAX-FREE TRUST

FRANKLIN ALABAMA TAX-FREE INCOME FUND
FRANKLIN FLORIDA TAX-FREE INCOME FUND
FRANKLIN GEORGIA TAX-FREE INCOME FUND
FRANKLIN KENTUCKY TAX-FREE INCOME FUND
FRANKLIN LOUISIANA TAX-FREE INCOME FUND
FRANKLIN MARYLAND TAX-FREE INCOME FUND
FRANKLIN MISSOURI TAX-FREE INCOME FUND
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
FRANKLIN TEXAS TAX-FREE INCOME FUND
FRANKLIN VIRGINIA TAX-FREE INCOME FUND




STATEMENT OF ADDITIONAL INFORMATION
JULY 1, 2000


 [Insert Franklin Templeton Ben Head]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)



This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Trust's Annual Report to Shareholders, for the fiscal year ended February 29, 2000, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS


Goals and Strategies                                2
Risks                                               6
Officers and Trustees                              11
Management and Other Services                      14
Portfolio Transactions                             15
Distributions and Taxes                            16
Organization, Voting Rights
 and Principal Holders                             17
Buying and Selling Shares                          18
Pricing Shares                                     24
The Underwriter                                    24
Performance                                        26
Miscellaneous Information                          30
Description of Ratings                             30
State Tax Treatment                                33



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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:


o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;


o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
------------------------------------------------------------------------------


GOALS AND STRATEGIES
------------------------------------------------------------------------------


Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of the Fund's state. This goal is fundamental, which means that it may not be changed without shareholder approval. Of course, there is no assurance that any Fund will meet its goal.

As a fundamental policy, each Fund normally invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax. In addition, each state Fund normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of its state.

As a nonfundamental policy, each state Fund also normally invests at least 65% of its total assets in municipal securities of its state.

Municipal securities issued by a Fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of the Fund's state.

Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

Below is a description of various types of municipal and other securities that each Fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each Fund also may invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues that will be used to pay the notes. They are usually general obligations of the issuer secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except that they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.


BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.


GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.


TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.


VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers a Fund's income when interest rates fall. Of course, a Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

MUNICIPAL LEASE OBLIGATIONS Each Fund may invest in municipal lease obligations, including certificates of participation. Municipal lease obligations generally finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must appropriate (set aside) the money to make the lease payments each year. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The board of trustees reviews each Fund's municipal lease obligations to try to assure that they are liquid investments based on various factors reviewed by the Fund's manager and monitored by the board. These factors may include (a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the Fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.


Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.


While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for a Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.


ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds) and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.


ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Funds do not believe that their net asset value or income will be negatively affected by their purchase of municipal securities on a when-issued basis. The Funds will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if the manager considers it advisable. When a Fund is the buyer, it will set aside cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, on its books until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

DIVERSIFICATION All of the Funds, except the Maryland Fund, are diversified funds. The Maryland Fund is non-diversified. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each Fund, including the Maryland Fund, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of each Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which a Fund normally invests, or the economies of the state and territories where each Fund invests.

Temporary defensive investments may include securities that pay taxable interest, including (i) for the state Funds, municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. Short-term trading increases portfolio turnover and may increase costs. However, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.


CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.


A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service, Inc. (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."


An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.


As discussed in the prospectus, each Fund has different limitations on the credit quality of the securities it may buy. These limitations generally are applied when a Fund makes an investment so that a Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

INVESTMENT RESTRICTIONS Each Fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each Fund may not:


1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Maryland Fund, which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

6. Purchase securities from or sell to the trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the trust, one or more of the trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.


10. Purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, except to the extent the fund invests its uninvested daily cash balances in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money funds in Franklin Templeton Investments provided
i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the fund in any such money market fund do not exceed (A) the greater of (i) 5% of the fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.


11. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.


If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.


RISKS
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STATE Since each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following gives more information about the risks of investing in the Funds. Please read this information together with the section "What Are the Risks of Investing in the Funds?" in the Prospectus.

ALABAMA. Alabama's economic base has continued to expand and diversify. Although manufacturing has remained an important part of the economy, the trade, construction, transportation and service sectors have supplied most of the state's recent job growth. The state's economic diversification has been fueled by growth in high tech industries, health care and business services, and has centered around the state's major metropolitan areas. Aggressive economic development and business recruitment policies have helped to increase growth throughout the state. In recent years, these policies have brought in significant capital investments, which may help Alabama offset losses in its textile, apparel and food processing sectors. Nonetheless, Alabama's economic growth and personal income levels have continued to lag national and regional averages.


Historically, Alabama has been able to maintain a relatively low overall debt burden, as well as balanced financial operations. Under the state's constitution, expenditure reductions are required to prevent deficit spending should the state experience revenue shortfalls. Since fiscal 1993, across the board cuts have not been needed due mainly to Alabama's recent economic growth and strict cost containment measures.

Alabama has been under a court order to remedy constitutional violations of funding equity and adequacy in its school systems. The Alabama Special Educational Trust Fund has been the state's largest operating fund and has been funded primarily by income, sales and use taxes. Although the state's substantial funding requirements for its school systems may put some pressure on its budget and financial operations, overall, both Moody's and S&P recently considered the state's financial outlook to be stable.


FLORIDA. Florida's population has grown rapidly in recent years, with the fastest growth among 5-17 year-olds. In the next ten years, the most rapidly growing population will be in the over 85 age group. The rapid growth in the population of both the young and old has required increased expenditures for services, such as schools and health care, and has placed sustained pressure on the state's budget for the funding of these services. As a result, Florida is more vulnerable to increases in the cost of education, Medicaid and other health care services than many other states. While the population of the young and old has grown rapidly, the working age population has grown at a much slower rate and is expected to decline in the coming years.

Because of its substantial retirement age population, investment income and transfer payments, such as social security and pension benefits, make up a significant proportion of Florida's income distribution. This income mix historically has led to relatively stable personal income levels across different economic cycles, although it also has created some vulnerability to changes in the consumer price index at the federal level.

Florida's tax base has been relatively narrow, with no personal income tax and 60% of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source has created some vulnerability to recession and slower growth in the tax base. Recent trends also have shown an increase in internet and mail order sales, which the state has not been able to tax. If this trend continues, states that rely on sales taxes, like Florida, could be adversely affected. To help provide some protection against the historically volatile nature of the sales tax, Florida enacted a constitutional amendment creating a budget stabilization fund. Florida projects a balance in the fund of $847 million by fiscal year end 2000, meeting the required fund level of 5% of the previous year's General Fund revenues. In addition, the year is expected to close with a $962 million combined general and working capital balance.


Over the past five years, Florida's debt burden has grown dramatically with the increased need for schools and health care, as well as environmental protection programs designed to help protect the state's important tourism industry. The state's rapidly growing population should continue to place demands on the state's budget and debt burden needed to finance infrastructure and other improvements.


While tourism has remained Florida's most important industry, Florida's economy has continued to diversify from a narrow base of agriculture and seasonal tourism into a service and trade economy. Job growth has been steady and unemployment has been around the national rate. Florida's year over year job growth was among the top three fastest in the nation in 1999. Because of its location, much of the state's export sector has relied on exports to Latin America. Although exports have comprised a relatively small part of the gross state product, the sector's dependence on Latin America poses a risk in the event of economic instability in that region.

GEORGIA. Georgia has been among the fastest growing states in terms of population, which has helped fuel employment growth and provide low-cost labor for economic growth. Its diversified economy has performed well in recent years, with growth in the services and trade sectors driving the state's overall employment growth. Other factors that have contributed to Georgia's recent economic growth have been the state's low cost of doing business, extensive transportation infrastructure, low unemployment rates, availability of land and water, and its central location. Atlanta, which has been at the heart of the state's economic growth, has been a trade, service and transportation center for much of the southeast region.

Financially, the state's strong economic and revenue growth have so far allowed the state to meet the needs of its growing population, while maintaining a sound financial position. The state has generated operating surpluses in each of the last five fiscal years from 1995 to 1999, and also has fully funded its reserves. The changes to the state's tax laws did not reduce tax revenues in fiscal 1999 so that there has been no adverse effect on the state's overall financial position.

KENTUCKY. Kentucky's economy has performed at or above national levels in both employment and personal income growth over the past several years. Its economy has been moving towards a more modern manufacturing and service-oriented base, with less emphasis on its traditionally low-wage coal, tobacco, and apparel industries. Its central location and low cost structure have helped the state's overall economic growth and have led to eight consecutive years of net in-migration to the state. The state's per capita personal income levels, however, have remained consistently below the national average.

Since fiscal 1993, Kentucky's financial management has steadily improved. Results for fiscal 1999 were positive, with a general fund balance of $487.5 million. This was the sixth consecutive year of positive financial results for the state, due in part to the state's economic growth and a strong record of spending controls. The state's debt ratios, while declining, have remained high relative to other states. The 1998-2000 budget emphasizes spending for education, economic development and tax cuts and incentives to help further job growth and capital investments.


LOUISIANA. Louisiana's economy has been historically cyclical due to its reliance on oil and gas production and petro-chemical products. The state has made some improvements towards a more diversified economy, however, with strong growth in its service sector, especially in healthcare and tourism services. Nonetheless, much of the state's recent economic growth has come from the upturn in the oil and gas sector. Gaming and construction have also contributed. Future growth could be limited by the state's dependence on the cyclical oil and gas industry, as well as below average wealth and income levels.


Historically, Louisiana's main revenue sources, namely its sales tax, individual and corporate income tax, and severance and royalty taxes, have fluctuated with economic cycles and the oil and gas industry. This fluctuation has created instability and budget problems in the past. During the last several years, however, the state's financial position has stabilized somewhat. The state has dedicated annual surpluses to debt prepayment or to one-time expenditures. Therefore, the unreserved portion of its General Fund reserves remain relatively low at $135 million or 1.3% of expenditures. Over the past two years, the state also has made improvements towards controlling costs in its large health care system, especially Medicaid spending. The state remains vulnerable, however, to the volatility of its oil and gas industry. Its relatively high debt burden, unfunded pension liabilities, generally low reserves, and unfunded risk management claims for judgments against the state could affect the state's performance in future years.

MARYLAND. Maryland's economic base continues to be well diversified. The state's leading employment and income sectors have been services (34%), trade (23%) and government (19%). Maryland's dependence on government has been larger than most other states due to its close proximity to Washington D.C. and has made Maryland vulnerable to federal budget cuts and downsizing. At the same time, the state's manufacturing sector (8%) has been smaller than most other states. Most recently, economic growth has come mainly from the business services sector. In 1998, job growth outpaced the national average for the first time in the 1990s.

Maryland's financial performance has been historically strong. Contributing factors have included high per capita income levels, a well-educated workforce, an advanced infrastructure, and diversified employment opportunities. In each of the last three fiscal years, the state has generated operating surpluses while building its financial reserves. Debt service levels, while high relative to other states, also have remained manageable.

Going forward, a potential area of financial stress may come from the state's recent 10% personal income tax reduction, which is to be phased in over the next five years. Taking the tax cut into consideration, budget forecasts show an operating deficit beginning in 2002. The state plans to use its reserves to manage shortfalls resulting from the tax cut.

MISSOURI. Missouri historically has enjoyed a diversified economy that has tended to mirror the national economy. Employment and personal income growth, however, have been at or above the national average. In 1999, the state unemployment rate was 4.2%, which was in line with the U.S. average. The service sector now comprises the largest source of the state's employment at 28%.


Despite declines in its manufacturing sector, trade and services have grown steadily and have more than offset the state's manufacturing losses. Missouri's low cost of living and highly skilled workforce have contributed to this growth and have made the state attractive to computer- and telecommunications-related companies. It has been estimated that the state's job growth will continue in the near term, although at a slower pace due to slow population growth and a tight labor force. These factors could raise wages and deter future economic growth.


From a financial standpoint, Missouri's reluctance to rely heavily on borrowing to meet capital needs has resulted in a low debt burden. However, Missouri's financial position weakened somewhat at the end of 1999, as evidenced by a general fund deficit of $262 million in spite of positive performance, such as a 5.5% increase in general fund revenues. During the first half of the fiscal year 2000, state general revenues increased 3.4% and sales and use tax collections increased 4.9%. Spending on school reform will continue to be a challenge for the state.

NORTH CAROLINA. In recent years, North Carolina's economy has experienced strong growth. From 1994 to 1999, job growth was 2.9%, slightly ahead of the national rate of 2.4%. Below average business costs, a strong durable manufacturing sector, diverse agriculture, three prestigious universities, and access to ports for trade and commerce have all contributed to the state's recent economic strength. The economy has continued to diversify with less emphasis on textile and apparel manufacturing and more on services, finance and trade, with strong growth in the high-tech sector. Manufacturing has remained a significant part of the state's economy, however, and has created some vulnerability to recession. In 1999, unemployment was a low 3.2%, well below the national average. The state's low unemployment rate, however, could create tight labor markets and constrain future economic growth.

North Carolina's outstanding debt continued to increase in 1999 after doubling over the previous two years due to new bond issues for highways and schools. Nonetheless, the state's debt burden has remained among the lowest in the nation. The state also has continued its recent trend of strong financial performance and conservative budgeting principles. Similar to the past 6 years, the state ended fiscal 1999 with a positive fund balance. However, although surpluses before were used to increase its reserves, North Carolina will spend $300 million of the $500 million in its Savings Reserve Account to rebate taxes deemed illegal by the North Carolina Supreme Court. Additional court-ordered tax refunds and the need for increased school spending may put some pressure on the state's finances and could result in lower reserves in the near term.

TEXAS. The Texas economy has continued to diversify and move away from its dependence on the volatile oil and gas sector. The state's high-tech sector has become increasingly prominent, and, as of the end of 1999, was second only to California in non-farm job creation. The construction, government and services industries also have experienced strong growth in recent years due in part to a relatively high rate of net migration to the state. Texas exports reached $91 billion in 1999 and have grown by 52% since 1994.

While overall job growth has been strong, losses in the state's higher paying oil and gas and aerospace industries have resulted in slower, although still positive, personal income growth. On a per capita basis, income levels have remained below the national level. Further defense cutbacks could affect the state. Changes in the economic and financial stability of Mexico, the state's chief trade partner, also could adversely affect Texas, its economy, and its financial performance.

Financially, the state's performance has improved since the budget deficits of the mid-1980s when the oil and gas sector declined. Revenues have continued to increase as the state's economy has grown, resulting in a general fund surplus of $697 million for fiscal 1999. The use of existing surpluses to fund tax cuts could create budget problems going forward, especially as the state may encounter spending pressures from its growing population. Since the state does not have a personal income tax, its reliance on cyclical sales taxes also could result in some budget instability.

The state's debt burden has been relatively modest. In recent years, however, the state's debt position has grown. The state also has moved away from issuing debt designed to be self-supporting and towards issuing debt supported by the general revenue fund. Nonetheless, on a per capita basis the state's debt has remained below the national average.


VIRGINIA. Virginia's economy has experienced strong growth in recent years, especially in the areas of business services, high-technology industries and retail trade. Growth in these areas has helped to offset federal government job losses caused by recent federal downsizing and budget cuts. The commonwealth's unemployment rate has remained one of the nation's lowest, while personal income levels have continued to exceed the national average.

Historically, Virginia's debt levels have been low, although they have begun to increase due to some large highway and university construction projects. Revenues and expenses have likewise grown. Overall, financial results have been positive with surpluses in four of the past five fiscal years.


Since 1995, the state has had to refund approximately $400 million of income tax collected on federal retiree benefits as a result of a court case. This amount has been paid in full as of fiscal year end 1999. In coming years, the state also will have to fund increased expenditures for education, as well as the elimination of its car tax. When fully phased in during fiscal 2003, the cost to the state of the car tax elimination is expected to be more than $2.6 billion.

U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.

PUERTO RICO. In recent years, Puerto Rico's financial performance has improved. Overall, as of March 2000, Moody's considered Puerto Rico's outlook to be positive. Relatively strong revenue growth and more aggressive tax collection procedures resulted in a general fund surplus for fiscal 1999 (audited) of $497 million, including an unreserved balance of $185.4 million. Between fiscal years 1993 and 1999, Puerto Rico has experienced a 4.3% drop in the unemployment rate, a 54% increase in hotel registrations, a 31% in retail sales, a 76% increase in exports, and a 22% decrease in welfare recipients.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states that is partly explained by the fact that Puerto Rico generally centralizes its debt issuance at the state level. S&P rates Puerto Rico's general obligation debt at A, with a stable outlook. Moody's rates the island's general obligation debt at Baa1. The Moody's rating has been at Baa1 since 1976 and the S&P A-rating has been in place since 1956. Going forward, these debt levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico also will need to address its large unfunded pension liability of more than $6 billion.

Puerto Rico also faces challenges from the 1996 passage of a bill eliminating
Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. In the fifth year of this phase-out period, business continues to show interest in Puerto Rico as manufacturing and services/commerce continue to represent the largest sector of employment.

Outstanding issues relating to the potential for a transition to statehood also may have broad implications for Puerto Rico and its financial and credit position.


GUAM. Guam's economy has been heavily dependent on tourism. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen. The recent Asian economic crisis and Typhoon Paka, which hit Guam in December 1997, negatively affected both tourism and other economic activities in Guam and contributed to a decline of 1.8% in gross island product between 1997 and 1998.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. For fiscal 1998, however, Guam incurred a $21 million deficit and ended the year with a negative unreserved general fund balance of $158.9 million. Another deficit is expected in 1999.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.


Overall, as of May 18, 2000, S&P's outlook for Guam was negative due to Guam's continued weak financial position and inability to meet the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2.575 billion in 1997. By sector, the breakdown was garment manufacturing 33%, tourism 23%, retail trade 18%, services 17% and other 9%. Gross business revenue tax collections totaled $68.6 million in fiscal year 1998. Also in fiscal year 1998, general fund revenues totaled $234 million while expenditures totaled $238 million.

The population of all the islands combined was 67,212 at fiscal year end 1996 and average earnings per capita totaled $9,702. At fiscal year end 1995, the most recent year available, unemployment among eligible labor force participants stood at 2.3%.

U.S. VIRGIN ISLANDS. The U.S. Virgin Islands has suffered numerous years of budget imbalances. Since fiscal 1989, the Virgin Islands has incurred budget deficits in all but four fiscal years. As of June 30, 1999, the accumulated deficit was close to $341 million. To help finance this deficit, the government issued a $300 million bond, which allowed it to meet a $13 million payroll payment and to begin to pay off the backlog of payments to vendors. The Virgin Islands' large public sector payroll (approximately 32.8% of employment), relatively small private sector that is dependent on tourism and related services (21% of employment), and heavy reliance on taxes as a revenue source (close to 97% of all revenues), together with the effects of three major hurricanes in the past ten years, have contributed to its financial problems.

The U.S. Virgin Islands are not experiencing the record economic boom that the mainland is. In 1999, employment decreased 1.7% following two years of minimal growth. The unemployment rate for 1999 was 4.8%, which is the lowest level since 1993. The Virgin Islands are highly dependent on tourism, which contracted in 1999. While the islands have experienced an increase in hotel occupancy, the majority of visitors come via cruise ships. The number of cruise ship passengers decreased 12% in 1999, which resulted in an overall decline of 8% for the year. A significant reason for the decrease in cruise ships was due to the damage suffered to the docks from recent hurricanes. After Hurricane Jose in October 1999, only 39 ships were able to dock in October compared to 65 in October 1998.

In September 1998, the Department of Interior Office of Inspector General issued an audit report on the Virgin Islands. It noted that while the Virgin Islands had made improvements in its financial situation, problems remained in the areas of overall financial management, expenditure control and revenue collections. To help improve its financial position, the Virgin Islands has developed a five-year economic recovery plan. Central to this plan is a reduction in government spending. In June 1999, the governor implemented a strict hiring freeze and mandated a 5% reduction in personnel expenditures each year through fiscal 2004, a 50% reduction in overtime expenses, and various other cost saving initiatives. In October, the government and the Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. Since the plan is new, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.


OFFICERS AND TRUSTEES
------------------------------------------------------------------------------

The Trust has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

S. Joseph Fortunato (67)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (48)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (July 1999-present); director or trustee, as the case may be, of 25 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE


Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Investment Advisory Services, Inc.; Chairman of the Board, Franklin Advisers, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (59)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, MCI WorldCom, Inc. (information services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Sheila Amoroso (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (35)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President, Chief Financial Officer and Director, Franklin/Templeton Investor Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.

Deborah R. Gatzek (51)
1810 Gateway Drive, San Mateo, CA 94404
SECRETARY

Partner, Stradley, Ronon, Stevens & Young, LLP; officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Senior Vice President and General Counsel, Franklin Resources, Inc., Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc., Executive Vice President, Franklin Advisers, Inc., Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC, and Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc. (until January 2000).

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Counsel, Franklin Resources, Inc; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward V. McVey (62)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Kimberley Monasterio (36)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

Thomas Walsh (38)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $1,450 per month plus $1,300 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                                NUMBER OF
                                                                BOARDS IN
                                               TOTAL FEES        FRANKLIN
                               TOTAL FEES     RECEIVED FROM     TEMPLETON
                                RECEIVED        FRANKLIN       INVESTMENTS
                                FROM THE        TEMPLETON     ON WHICH EACH
NAME                           TRUST($) 1   INVESTMENTS($) 2     SERVES 3
-----------------------------------------------------------------------------
Frank H. Abbott, III             22,999          156,050            28
Harris J. Ashton                 25,239          363,165            48
S. Joseph Fortunato              23,511          363,238            50
Edith E. Holiday                 31,700          237,265            25
Frank W.T. LaHaye                22,999          156,060            28
Gordon S. Macklin                25,239          363,165            48

1. For the fiscal year ended February 29, 2000.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES Each Fund pays the manager a fee equal to a monthly rate of:


o 5/96 of 1% of the value of its net assets up to and including $100 million;
   and

o 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and

o 9/240 of 1% of the value of its net assets in excess of $250 million.


The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended February 29, 2000, and February 28, 1999 and 1998, the Funds paid the following management fees:

                                        MANAGEMENT FEES PAID ($)
                          -------------------------------------------
                             2000              1999             1998
Alabama Fund              1,322,835         1,332,672        1,189,527
Florida Fund              8,076,283         8,253,117        7,419,693
Georgia Fund              1,008,098           990,149          872,451
Kentucky Fund 1             177,706           143,286           81,200
Louisiana Fund              946,909           908,906          758,170
Maryland Fund             1,424,210         1,369,242        1,166,952
Missouri Fund             2,044,766         1,860,465        1,574,188
North Carolina Fund       1,968,656         1,834,435        1,566,067
Texas Fund                  733,060           786,294          770,725
Virginia Fund             1,969,003         1,958,381        1,689,780

1. For the fiscal years ended February 29, 2000, February 28 1999 and 1998, management fees, before any advance waiver, totaled $412,900, $377,311 and $304,904, respectively. Under an agreement by the manager to limit its fees, the Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:


o 0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;
o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and
o 0.075% of each Fund's average daily net assets over $1.2 billion.

During the last three fiscal years ended February 29, 2000, and February 28, 1999 and 1998, the manager paid FT Services the following administration fees:

                                  ADMINISTRATION FEES PAID ($)
                         -------------------------------------------
                            2000            1999              1998
 ----------------------------------------------------------------------
 Alabama Fund             355,294          353,966         315,821
 Florida Fund           1,886,005        1,902,604       1,761,352
 Georgia Fund             265,346          257,705         223,366
 Kentucky Fund             99,013           89,842          72,518
 Louisiana Fund           245,118          233,010         188,768
 Maryland Fund            384,188          362,711         309,059
 Missouri Fund            568,299          508,048         424,634
 North Carolina Fund      546,466          501,620         422,191
 Texas Fund               183,786          198,223         193,355
 Virginia Fund            548,267          539,321         458,682

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is each Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by a Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Funds do not buy securities in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the fiscal years ended February 29, 2000, and February 28, 1999 and 1998, the Funds did not pay any brokerage commissions.

As of February 29, 2000, the Funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

The Funds calculate dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you.

By meeting certain requirements of the Internal Revenue Code (Code), the Funds have qualified and continue to qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or
Guam), they will be exempt from that state's personal income tax. Most states generally do not grant tax-free treatment to interest on state and municipal securities of other states.

The Funds may earn taxable income from many sources, including on any temporary investments, the discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, or ordinary income derived from the sale of market discount bonds. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from the Fund's sale of securities held for more than five years may be subject to a reduced tax rate.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The Funds will inform you of the amount of your ordinary income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and generally state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Franklin Templeton fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gains from the sale of Fund shares held for more than five years may be subject to a reduced tax rate.

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in a Fund, and then reinvest the sales proceeds in the Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in a Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because each Fund's income is derived primarily from interest rather than dividends, generally none of its distributions will be eligible for the corporate dividends-received deduction.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position. Persons who are defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying Fund shares.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that each Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that each Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

Each Fund, except the Florida and Kentucky Funds, currently offers two classes of shares, Class A and Class C. The Florida Fund currently offers three classes of shares, Class A, Class B and Class C. The Florida Fund began offering Class B shares on February 1, 2000. The Funds may offer additional classes of shares in the future. The full title of each class is:

o Franklin Alabama Tax-Free Income Fund - Class A
o Franklin Alabama Tax-Free Income Fund - Class C
o Franklin Florida Tax-Free Income Fund - Class A
o Franklin Florida Tax-Free Income Fund - Class B
o Franklin Florida Tax-Free Income Fund - Class C
o Franklin Georgia Tax-Free Income Fund - Class A
o Franklin Georgia Tax-Free Income Fund - Class C
o Franklin Louisiana Tax-Free Income Fund - Class A
o Franklin Louisiana Tax-Free Income Fund - Class C
o Franklin Maryland Tax-Free Income Fund - Class A
o Franklin Maryland Tax-Free Income Fund - Class C
o Franklin Missouri Tax-Free Income Fund - Class A
o Franklin Missouri Tax-Free Income Fund - Class C
o Franklin North Carolina Tax-Free Income Fund - Class A
o Franklin North Carolina Tax-Free Income Fund - Class C
o Franklin Texas Tax-Free Income Fund - Class A
o Franklin Texas Tax-Free Income Fund - Class C
o Franklin Virginia Tax-Free Income Fund - Class A
o Franklin Virginia Tax-Free Income Fund - Class C


The Kentucky Fund offers only one share class. Because its sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the Kentucky Fund are considered Class A shares for redemption, exchange and other purposes.


The Funds may offer additional classes of shares in the future.

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.
Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of June 2, 2000, the principal shareholders of the Funds, beneficial or of record, were:
                                                                PERCENTAGE
NAME AND ADDRESS                              SHARE CLASS          (%)
------------------------------------------------------------------------------
TEXAS FUND
Family Ltd. Partnership                       Class C             6.64
Alo Family Limited
4512 Teas St.
Bellaire, TX 77401-4223

PaineWebber For the Benefit of
Timothy A. Costello                           Class C             6.45
9501 Bell Mountain Dr.
Austin, TX 78730-2712

First Clearing Corporation                    Class C             5.03
Ethan W. Grace C. Dodgen
Revocable Living Tr
4831 W. Lawther Drive
Dallas, TX 75214-1849

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 2, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

Each Fund continuously offers their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.


After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.


If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,


o  Has a purpose other than buying Fund shares at a discount,


o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,


o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and


o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares. This waiver category also applies to Class B and C shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.


o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.


   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.


   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:


o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Officers, trustees, directors and full-time employees of the Franklin Templeton Investments, and their family members, consistent with our then-current policies


o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer


o  Accounts managed by Franklin Templeton Investments


o Certain unit investment trusts and their holders reinvesting distributions from the trusts

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.


SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Each Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:



SIZE OF PURCHASE - U.S. DOLLARS                SALES CHARGE (%)
----------------------------------------------------------------------
Under $30,000                                           3.0
$30,000 but less than $100,000                          2.0
$100,000 but less than $400,000                         1.0
$400,000 or more                                        0


DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.


Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.


In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES
WITHIN THIS MANY YEARS AFTER BUYING  THIS % IS DEDUCTED FROM
THEM                                 YOUR PROCEEDS AS A CDSC
---------------------------------------------------------------
1 Year                                       4
2 Years                                      4
3 Years                                      3
4 Years                                      3
5 Years                                      2
6 Years                                      1
7 Years                                      0


CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase


o Redemptions by a Fund when an account falls below the minimum required account size


o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.


SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.


Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.


To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.


Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Funds receive notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.


In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.


Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.


PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.


Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.


THE UNDERWRITER
------------------------------------------------------------------------------


Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table on page 25 shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 29, 2000, and February 28, 1999 and 1998:


                                                          AMOUNT
                                                       RECEIVED IN
                                                        CONNECTION
                                                           WITH
                                          AMOUNT       REDEMPTIONS
                           TOTAL        RETAINED BY        AND
                        COMMISSIONS    DISTRIBUTORS    REPURCHASES
                       RECEIVED ($)         ($)            ($)
 --------------------------------------------------------------------
 2000
 Alabama Fund             624,909         39,449           9,329
 Florida Fund           3,006,465        185,581         111,775
 Georgia Fund             511,135         31,316          17,239
 Kentucky Fund            371,403         24,773            -
 Louisiana Fund           548,792         34,132          41,092
 Maryland Fund            864,012         52,768          19,255
 Missouri Fund          1,430,784         90,808          30,196
 North Carolina Fund    1,125,627         66,963          40,672
 Texas Fund               133,956          7,798           6,270
 Virginia Fund          1,130,274         73,691          42,643

 1999
 Alabama Fund           1,184,364         76,087           3,487
 Florida Fund           5,317,330        337,465          35,807
 Georgia Fund             760,914         42,248          11,492
 Kentucky Fund            343,647         22,834            -
 Louisiana Fund           716,996         46,235           3,048
 Maryland Fund          1,309,307         82,392          10,749
 Missouri Fund          1,996,212        120,370           5,859
 North Carolina Fund    1,781,352        100,011          14,317
 Texas Fund               282,886         17,460           1,125
 Virginia Fund          1,754,574        110,385          10,724
 1998

 Alabama Fund             893,841         55,956           3,262
 Florida Fund           6,501,473        424,153           7,601
 Georgia Fund             705,553         42,875           1,464
 Kentucky Fund            354,892         24,682            -
 Louisiana Fund           568,856         37,815           1,321
 Maryland Fund          1,009,222         62,026           3,096
 Missouri Fund          1,652,316        103,117           3,562
 North Carolina Fund    1,557,597         95,165           6,473
 Texas Fund               310,914         20,220           1,447
 Virginia Fund          1,501,600         93,973           3,561

Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Each Fund may pay up to 0.10% per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended February 29, 2000, the amounts paid by the Funds pursuant to the Class A plan were:


                              ALABAMA FUND    FLORIDA     GEORGIA   KENTUCKY  LOUISIANA
                                               FUND        FUND       FUND       FUND
                                  ($)           ($)         ($)        ($)       ($)
-----------------------------------------------------------------------------------------

Advertising                       12,120     109,564      13,654     4,406     10,830
Printing and mailing
 prospectuses other
than to current
shareholders                       8,359      47,271       4,390     1,399      4,186
Payments to
 underwriters                      4,754      34,090       2,864       963      3,341
Payments to
 broker-dealers                  174,811   1,263,021     128,091    55,899    118,880
Other                             20,395     146,659      11,139     3,416     12,535\
============================================================
Total                            220,439   1,600,605     160,138    66,083    149,772
                          ============================================================



                              MARYLAND   MISSOURI       NORTH      TEXAS FUND  VIRGINIA
                                FUND        FUND    CAROLINA FUND                FUND
                                 ($)        ($)          ($)           ($)        ($)
-----------------------------------------------------------------------------------------

Advertising                       14,517     24,996      21,156      11,417    23,125
Printing and mailing
 prospectuses other
than to current
shareholders                       7,492      8,607       8,932       5,029    10,715
Payments to
 underwriters                      5,737     10,298       8,438         584     7,233
Payments to
 broker-dealers                  192,967    289,865     262,808      81,933   280,761
Other                             21,550     31,839      30,384       6,868    31,890
                             ============================================================
Total                            242,263    365,605     331,718     105,831   353,724
                             ============================================================


THE CLASS B AND C PLANS. Each Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be used for service fees. The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has immediate plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.

For the fiscal year ended February 29, 2000, the Funds paid no fees pursuant to the Class B plan and the amounts paid by the Funds pursuant to the Class C plan were:


                              ALABAMA    FLORIDA      GEORGIA   KENTUCKY   LOUISIANA
                                FUND       FUND        FUND        FUND       FUND
                                ($)        ($)         ($)        ($)
-------------------------------------------------------------------------------------

Advertising                       1,989     13,156       4,255       -         2,052
Printing and mailing
 prospectuses other
than to current
shareholders                        984      3,334       1,160       -           636
Payments to
 underwriters                     1,635      5,923       1,615       -         1,248
Payments to
 broker-dealers                  92,938    492,609     103,950       -        67,015
Other                             3,799     16,803       4,234       -         3,262
                             ========================================================
Total                           101,345    531,825     115,214       -        74,213
                             ========================================================



                               MARYLAND   MISSOURI    NORTH      TEXAS    VIRGINIA
                                FUND       FUND      CAROLINA     FUND      FUND
                                                      FUND
                                ($)        ($)        ($)         ($)        ($)
-------------------------------------------------------------------------------------

Advertising                       3,247      4,981      7,229       1,463      4,199
Printing and mailing
 prospectuses other
than to current
shareholders                        833      1,184      1,809         485      1,246
Payments to
 underwriters                     1,885      2,595      3,674         431      2,221
Payments to
 broker-dealers                 108,233    137,535    240,447      27,907    137,823
Other                             4,272      6,115     10,615       1,608      5,158
                             ========================================================
Total                           118,470    152,410    263,774      31,894    150,647
                             ========================================================


THE CLASS A , B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Funds. The average annual total returns for the indicated periods ended February 29, 2000, were:


                                                                    SINCE
                           INCEPTION   1 YEAR  5 YEARS  10 YEARS  INCEPTION
                             DATE        (%)      (%)     (%)        (%)
--------------------------------------------------------------------------------
CLASS A
Alabama Fund              09/01/87    -8.02     3.71    5.66       6.34
Florida Fund              09/01/87    -7.65     4.01    5.98       6.73
Georgia Fund              09/01/87    -7.83     3.73    5.69       6.44
Kentucky Fund             10/12/91    -8.21     4.42    -          5.55
Louisiana Fund            09/01/87    -7.98     3.88    5.74       6.39
Maryland Fund             10/03/88    -7.97     4.08    5.86       6.06
Missouri Fund             09/01/87    -8.66     4.00    5.98       6.50
North Carolina Fund       09/01/87    -8.43     3.91    5.68       6.45
Texas Fund                09/01/87    -9.26     3.68    5.70       6.48
Virginia Fund             09/01/87    -8.40     3.82    5.83       6.49

                                                                      SINCE
                                                1 YEAR  3 YEARS     INCEPTION
                                                  (%)      (%)         (%)
--------------------------------------------------------------------------------
CLASS B
Alabama Fund                                       -        -           -
Florida Fund              02/01/00                 -        -      -2.93
Georgia Fund                                       -        -           -
Kentucky Fund                                      -        -           -
Louisiana Fund                                     -        -           -
Maryland Fund                                      -        -           -
Missouri Fund                                      -        -           -
North Carolina Fund                                -        -           -
Texas Fund                                         -        -           -
Virginia Fund                                      -        -           -

                                                                      SINCE
                                                1 YEAR  3 YEARS     INCEPTION
                                                  (%)      (%)         (%)
--------------------------------------------------------------------------------
CLASS C
Alabama Fund              05/01/95              -6.33   1.65       3.76
Florida Fund              05/01/95              -5.99   2.48       4.16
Georgia Fund              05/01/95              -6.16   2.06       3.81
Kentucky Fund                                      -        -           -
Louisiana Fund            05/01/95              -6.32   2.26       4.07
Maryland Fund             05/01/95              -6.24   2.32       4.26
Missouri Fund             05/01/95              -7.02   2.26       4.06
North Carolina Fund       05/01/95              -6.70   2.29       4.00
Texas Fund                05/01/95              -7.62   1.78       3.93
Virginia Fund             05/01/95              -6.67   2.15       3.94


The following SEC formula was used to calculate these figures:

       n
P(1+T)   = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period



CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended February 29, 2000, were:



                                                                     SINCE
                           INCEPTION  1 YEAR  5 YEARS   10 YEARS    INCEPTION
                             DATE        (%)      (%)      (%)         (%)
--------------------------------------------------------------------------------
CLASS A
Alabama Fund              09/01/87    -8.02     19.99   73.49      115.47
Florida Fund              09/01/87    -7.65     21.71   78.82      125.61
Georgia Fund              09/01/87    -7.83     20.09   73.92      118.10
Kentucky Fund             10/12/91    -8.21     24.17       -      57.26
Louisiana Fund            09/01/87    -7.98     20.49   74.74      116.97
Maryland Fund             10/03/88    -7.97     22.14   76.75      95.72
Missouri Fund             09/01/87    -8.66     21.65   78.70      119.65
North Carolina Fund       09/01/87    -8.43     21.11   73.68      118.31
Texas Fund                09/01/87    -9.26     19.80   74.07      119.10
Virginia Fund             09/01/87    -8.40     20.60   76.17      119.40

                                                                     SINCE
                                                        1 YEAR (%)  INCEPTION
                                                                       (%)
--------------------------------------------------------------------------------
CLASS B
Alabama Fund                                                -           -
Florida Fund              02/01/00                          -      -2.93
Georgia Fund                                                -           -
Kentucky Fund                                               -           -
Louisiana Fund                                              -           -
Maryland Fund                                               -           -
Missouri Fund                                               -           -
North Carolina Fund                                         -           -
Texas Fund                                                  -           -
Virginia Fund                                               -           -

                                                           SINCE
                                                1 YEAR   INCEPTION
                                                  (%)       (%)
---------------------------------------------------------------------
CLASS C
Alabama Fund              05/01/95              -6.33   19.52
Florida Fund              05/01/95              -5.99   21.77
Georgia Fund              05/01/95              -6.16   19.81
Kentucky Fund                                      -         -
Louisiana Fund            05/01/95              -6.32   21.27
Maryland Fund             05/01/95              -6.24   22.36
Missouri Fund             05/01/95              -7.02   21.18
North Carolina Fund       05/01/95              -6.70   20.87
Texas Fund                05/01/95              -7.62   20.45
Virginia Fund             05/01/95              -6.67   20.55

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended February 29, 2000, were:

                                              CLASS A   CLASS B    CLASS C
                                               (%)       (%)        (%)
--------------------------------------------------------------------------------
Alabama Fund                                  5.29      -          4.95
Florida Fund                                  4.95      4.65       4.58
Georgia Fund                                  5.03      -          4.66
Kentucky Fund                                 5.34      -          -
Louisiana Fund                                5.24      -          4.91
Maryland Fund                                 5.08      -          4.72
Missouri Fund                                 5.09      -          4.70
North Carolina Fund                           5.00      -          4.63
Texas Fund                                    5.34      -          4.96
Virginia Fund                                 5.02      -          4.65


The following SEC formula was used to calculate these figures:

                     6
Yield = 2 [(A-B + 1)   - 1]
            cd

where:

a =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 29, 2000, were:


                                              CLASS A   CLASS B    CLASS C
                                               (%)       (%)         (%)
-------------------------------------------------------------------------------
Alabama Fund                                  9.22      -          8.63
Florida Fund                                  8.20      7.70       7.58
Georgia Fund                                  8.86      -          8.21
Kentucky Fund                                 9.40      -          -
Louisiana Fund                                9.23      -          8.65
Maryland Fund                                 9.13      -          8.48
Missouri Fund                                 8.96      -          8.28
North Carolina Fund                           8.97      -          8.31
Texas Fund                                    8.84      -          8.21
Virginia Fund                                 8.82      -          8.17

As of February 29, 2000, the combined federal and state income tax rate upon which the taxable-equivalent yield quotations were based were as follows:

                        COMBINED RATE (%)
-----------------------------------------
Alabama Fund                   42.62
Florida Fund                   39.60
Georgia Fund                   43.22
Kentucky Fund                  43.22
Louisiana Fund                 43.22
Maryland Fund                  44.35
Missouri Fund                  43.22
North Carolina Fund            44.28
Texas Fund                     39.60
Virginia Fund                  43.07

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 29, 2000, were:

                                               CLASS A  CLASS B    CLASS C
                                                (%)       (%)       (%)
--------------------------------------------------------------------------------
Alabama Fund                                   5.46     -          5.07
Florida Fund                                   5.31     4.98       4.92
Georgia Fund                                   5.16     -          4.80
Kentucky Fund                                  5.32     -          -
Louisiana Fund                                 5.34     -          4.94
Maryland Fund                                  5.06     -          4.65
Missouri Fund                                  5.21     -          4.83
North Carolina Fund                            5.17     -          4.77
Texas Fund                                     5.40     -          4.94
Virginia Fund                                  5.16     -          4.79

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended February 29, 2000, were:

                                              CLASS A   CLASS B    CLASS C
                                               (%)       (%)         (%)
--------------------------------------------------------------------------------
Alabama Fund                                  9.52      -          8.84
Florida Fund                                  8.79      8.25       8.15
Georgia Fund                                  9.09      -          8.45
Kentucky Fund                                 9.37      -          -
Louisiana Fund                                9.41      -          8.70
Maryland Fund                                 9.09      -          8.36
Missouri Fund                                 9.18      -          8.51
North Carolina Fund                           9.28      -          8.56
Texas Fund                                    8.94      -          8.18
Virginia Fund                                 9.06      -          8.41

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the Fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Franklin Resources, Inc. is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Smith Barney Broad Bond Index or its component indices measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.


o Lehman Brothers Aggregate Bond Index or its component indices measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.


o Salomon Smith Barney Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R) companies, Salomon Smith Barney Inc., Merrill Lynch, Lehman Brothers(R) and Bloomberg(R) L.P.


o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $225 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $43 billion in municipal security assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of June 14, 1999.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2000, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 2000). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
------------------------------------------------------------------------------


MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE


Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


BELOW INVESTMENT GRADE


Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.


STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE


AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


BELOW INVESTMENT GRADE


BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)


INVESTMENT GRADE


AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


BELOW INVESTMENT GRADE


BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT
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The following information on the state income tax treatment of dividends from a fund is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

ALABAMA Under Section 40-18-14(3)f of the Alabama Code, interest on obligations of the state of Alabama and any of its counties, municipalities or other political subdivisions is exempt from personal income tax. Section 40-18-14(3)d provides similar tax-exempt treatment for interest on exempt obligations of the U.S. government or its possessions including Puerto Rico, Guam and the Virgin Islands. In addition, Regulation Section 810-3-14-.02(4)(b)2 and an administrative ruling of the Alabama Department of Revenue, dated March 1, 1990, both extend the exemption for obligations of the U.S. government or its possessions to distributions from a regulated investment company, such as the Alabama Fund, to the extent that the distributions are paid from interest earned on such exempt obligations. The March 1, 1990, ruling (as well as the instructions to Alabama Form 40) also indicates that the exemption would apply to Alabama municipal obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations or obligations of other states and their political subdivisions. To the extent such investments are made by the fund, distributions from those investments generally will be taxable.

Any distributions of capital gains earned by the fund are fully includable in each individual shareholder's Alabama taxable income and are currently taxed at ordinary income tax rates.


FLORIDA Although Florida does not impose a personal income tax, it does impose an intangible personal property tax on intangible property having a taxable situs in Florida. This tax is imposed on the value of certain intangible personal property, including shares of a mutual fund. However, according to Florida Statute Section 199.185, there is an exemption for shares of a mutual fund, such as the Florida Fund, that is organized as a business trust, if, on the January 1 assessment date, at least 90% of the net asset value of the portfolio of assets corresponding to such shares consists of exempt property. Exempt property includes notes, bonds and other obligations issued by the state of Florida or its municipalities, counties and other taxing districts or by the U.S. government and its agencies. If, on the date of assessment, the 90% threshold is not met, only that portion, if any, of the value of the mutual fund shares attributable to notes, bonds and obligations of the U.S. government and its agencies will be exempt.


GEORGIA Under Section 48-7-27(b)(1)(A) of the Georgia Code, interest on obligations of the state of Georgia and its political subdivisions, which is not otherwise included in federal adjusted gross income, is exempt from the state's individual income tax. Likewise, under Section 48-7-27(b)(2) interest on exempt obligations of the U.S. government, its territories and possessions (including Puerto Rico, Guam and the Virgin Islands), or of any authority, commission, or instrumentality of the U.S. government also is exempt from the state's individual income tax. According to the instructions to Georgia's personal income tax return, distributions from the Georgia Fund attributable to interest on obligations of the state of Georgia and its political subdivisions and, apparently, to interest on obligations of the U.S. government, its territories and possessions will be excluded from the Georgia individual income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by a fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of capital gains earned by the fund are fully included in each individual shareholder's Georgia taxable income as dividend income and capital gain, respectively, and are currently taxed at ordinary income tax rates.

KENTUCKY Pursuant to Kentucky Revised Statute 141.010(10)(a) and (12)(a), interest earned on exempt obligations of the U.S. government, its agencies and instrumentalities, or its territories (including Puerto Rico, Guam and the Virgin Islands) and obligations issued by the Commonwealth of Kentucky or its political subdivisions will be exempt from Kentucky's personal income tax. Under Kentucky Income Tax Revenue Policy 42P161 (as revised December 1, 1990), dividends from regulated investment companies, such as the Kentucky Fund, which are derived from such exempt obligations, also will be exempt from state income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.


Any distributions of net short-term and net long-term capital gains earned by the fund are generally includable in each shareholder's Kentucky adjusted gross income and are taxed at ordinary income tax rates. Kentucky Revenue Circular 40C003 also states that gain from the sale of some U.S. government and Kentucky obligations may be exempt from state income tax, but the availability of the exemption depends upon the specific legislation authorizing the bonds. A specific opinion may be requested from the Kentucky Revenue Cabinet.

LOUISIANA Under Section 47:293(g)(b) of Louisiana's individual income tax law, interest earned on exempt obligations of the state of Louisiana or its political subdivisions, is exempt from the Louisiana individual income tax interest earned on obligations which Louisiana is prohibited from taxing by the constitutional laws of the United States is also exempt under Section 47:293, distributions from a regulated investment company, such as the Louisiana Fund, also will be exempt from the Louisiana individual income tax to the extent that they are derived from interest earned on such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.


Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Louisiana taxable income and are currently taxed at ordinary income tax rates.

MARYLAND Distributions from the Maryland Fund attributable to interest on obligations of the state of Maryland and its political subdivisions are excluded from Maryland's personal income tax. Under Section 10-207(c) of the Tax General Article, interest on exempt obligations of the U.S. government and any authority, commission, instrumentality, possession or territory of the U.S. (including Puerto Rico, Guam and the Virgin Islands) also is exempt from Maryland's personal income tax. Under Section 10-207(c-1) and Administrative Release No. 11, this exemption is extended to distributions from a regulated investment company, such as the Maryland Fund, to the extent such distributions are paid out of interest earned on exempt obligations of the U.S. government or its agencies and possessions (including Puerto Rico, Guam and the U.S. Virgin Islands). Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of capital gains by the fund derived from gain realized from the sale or exchange of obligations issued by the state of Maryland or its political subdivisions also may be tax-exempt to the fund's shareholders. Distributions of capital gains earned by the fund on non-Maryland obligations are includable in each shareholder's Maryland adjusted gross income and are taxed at ordinary income tax rates.

MISSOURI Under Section 143.121 of the Revised Statutes of Missouri, interest earned on exempt obligations of the U.S. government, its authorities, commissions, instrumentalities, possessions or territories (including Puerto Rico, Guam and the Virgin Islands), or the state of Missouri, its political subdivisions or authorities are exempt from Missouri personal income tax. Under Missouri's income tax regulations (Title 12, Section 10-2.155), a regulated investment company such as the Missouri Fund may pass the tax-exempt character of such interest through to its shareholders. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Missouri taxable income and are currently taxed at ordinary income tax rates.

NORTH CAROLINA Section 105-134.6(b)(1) of the North Carolina General Statutes provides that interest on exempt obligations of the U.S. government, its possessions, or its territories (including Puerto Rico, Guam and the Virgin Islands) and exempt obligations of the state of North Carolina or its political subdivisions are exempt from state income tax. Pursuant to a North Carolina Department of Revenue Information Release dated October 4, 1990, dividends received from a regulated investment company, such as the North Carolina Fund, are exempt from personal income tax to the extent that the distributions are derived from interest on such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Distributions of capital gains attributable from the sale of certain North Carolina obligations issued before July 1, 1995, may be exempt from taxation for the fund's shareholders. Distributions of all net short-term capital gain and net long-term capital gain earned by the fund on all other North Carolina obligations and on non-North Carolina obligations are includable in each shareholder's North Carolina taxable income and are currently taxed at ordinary income rates.

TEXAS does not presently impose any income tax on individuals, trusts, or estates.

VIRGINIA Section 58.1-322 of the Code of Virginia provides that interest on obligations of the state of Virginia, its political subdivisions, and instrumentalities or direct obligations of the U.S. government or its authorities, commission, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from personal income tax. Under
Section 23 Virginia Administrative Code 10-110-14, distributions from a regulated investment company, such as the Virginia Fund, also will be exempt from personal income tax if the fund invests in such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Virginia taxable income and are currently taxed at ordinary income tax rates.



FRANKLIN
TAX-FREE TRUST


FRANKLIN ARIZONA TAX-FREE INCOME FUND
FRANKLIN COLORADO TAX-FREE INCOME FUND
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND FRANKLIN HIGH YIELD TAX-FREE INCOME FUND FRANKLIN NEW JERSEY TAX-FREE INCOME FUND FRANKLIN OREGON TAX-FREE INCOME FUND FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

[INSERT FRANKLIN TEMPLETON BEN HEAD]

STATEMENT OF ADDITIONAL INFORMATION

JULY 1, 2000      1-800/DIAL BEN(R)

P.O. BOX 997151, SACRAMENTO, CA 95899-9983

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Trust's Annual Report to Shareholders, for the fiscal year ended February 29, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies .......................................      2

Risks ......................................................      7

Officers and Trustees ......................................      10

Management and Other Services ..............................      13

Portfolio Transactions .....................................      14

Distributions and Taxes ....................................      15

Organization, Voting Rights
 and Principal Holders .....................................      16

Buying and Selling Shares ..................................      17

Pricing Shares .............................................      23

The Underwriter ............................................      23

Performance ................................................      26

Miscellaneous Information ..................................      29

Description of Ratings .....................................      30

State Tax Treatment ........................................      32

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

GOALS AND STRATEGIES

The Federal Intermediate Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investment management and the preservation of shareholders' capital.

The High Yield Fund's principal investment goal is to provide investors with a high current yield exempt from federal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

The Puerto Rico Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Puerto Rico Fund also seeks to provide a maximum level of income that is free from the personal income taxes of a majority of states, although this policy is not a fundamental investment goal of the Fund and may be changed without shareholder approval.

Each state Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes, if any, for resident shareholders of the Fund's state as is consistent with prudent investment management and the preservation of shareholders' capital. This goal is fundamental, which means that it may not be changed without shareholder approval. Of course, there is no assurance that any Fund will meet its goal.

As a fundamental policy, each Fund normally invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax. Each Fund applies this test to its net assets, except for the Federal Intermediate Fund, which applies this test to its total assets. Each state Fund, as a fundamental policy, also normally invests at least 80% of its net assets in securities that pay interest free from the personal income taxes, if any, of its state.

As a nonfundamental policy, each state Fund also normally invests at least and the Puerto Rico Fund also normally invests at least 65% of its total assets in municipal securities of their state or territory. Unlike the state and Puerto Rico Funds, the Federal Intermediate and High Yield Funds are diversified nationally. The High Yield Fund will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

Municipal securities issued by a Fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of the Fund's state.

Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

Below is a description of various types of municipal and other securities that each Fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each Fund also may invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues that will be used to pay the notes. They are usually general obligations of the issuer secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except that they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers a Fund's income when interest rates fall. Of course, a Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

MUNICIPAL LEASE OBLIGATIONS Each Fund may invest in municipal lease obligations, including certificates of participation. Municipal lease obligations generally finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must appropriate (set aside) the money to make the lease payments each year. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The board of trustees reviews each Fund's municipal lease obligations to try to assure that they are liquid investments based on various factors reviewed by the Fund's manager and monitored by the board. These factors include (a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the Fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for a Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds) and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Funds do not believe that their net asset value or income will be negatively affected by their purchase of municipal securities on a when-issued basis. The Funds will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if the manager considers it advisable. When a Fund is the buyer, it will set aside cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, on its books until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

DIVERSIFICATION All of the Funds, except the Connecticut and Federal Intermediate Funds, are diversified funds. The Connecticut and Federal Intermediate Funds are non-diversified. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each Fund, including the Connecticut and Federal Intermediate Funds, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of each Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which a Fund normally invests, or the economies of the state and territories where each Fund invests.

Temporary defensive investments may include securities that pay taxable interest, including (i) for the state Funds, municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. Short-term trading increases portfolio turnover and may increase costs. However, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service, Inc. (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each Fund has different limitations on the credit quality of the securities it may buy. These limitations generally are applied when a Fund makes an investment so that a Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

The High Yield Fund invests at least 65% of its assets in high yield securities. The High Yield Fund may invest in securities rated in any rating category, including defaulted securities if the manager believes the issuer may resume making interest payments or other favorable developments seem likely in the near future. The High Yield Fund, however, currently does not intend to invest more than 10% of its assets in defaulted securities. While the Fund tries to invest in lower-rated securities, the manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher- and lower-rated securities justifies the higher risk of lower-rated securities when selecting securities for the High Yield Fund's portfolio.

INVESTMENT RESTRICTIONS Each Fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Connecticut and Federal Intermediate Funds, each of which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.

10. For each Fund except the Federal Intermediate Fund, purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in Franklin Templeton Investments provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. For each Fund except the Federal Intermediate Fund, invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

The following investment restrictions only apply to the Federal Intermediate
Fund:

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. To the extent permitted by exemptions which may be granted under the Investment Company Act of 1940, the Federal Intermediate Fund may invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Franklin Advisers, Inc. or its affiliates.

13. Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

14. Invest more than 25% of its assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

RISKS

STATE Since each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following gives more information about the risks of investing in the Funds. Please read this information together with the section "What Are the Risks of Investing in the Funds?" in the Prospectus.

ARIZONA. Strong overall employment growth, affordable housing, and an attractive climate have helped Arizona's population grow at a rate four times faster than the national rate during the 1990s. Although population growth is expected to remain strong in the near term, the rate of growth has slowed since 1996 as a result of California's economic recovery and thus reduced migration from that state. Competitive wage rates, low energy costs, corporate tax reductions and an abundance of land also have helped to attract businesses to the state. As a result, Arizona's unemployment in 1999 was at its lowest level since the early 1970s.

Arizona's economy has continued to diversify. While Arizona's economy, in the past was heavily dependent on its farming, mining and real estate industries, as of 1999, manufacturing accounted for approximately 9.8% of the state's total employment, trade 23.7%, services 31.4%, government 16.1%, and construction 7.2%. Farming and mining accounted for less than 2% of the total workforce. Arizona may be vulnerable, however, to events affecting high-technology products and to economic problems in Asia. Approximately 80% of the state's exports have been in the area of high-technology products and Asian exports have supported at least 100,000 jobs in the state.

Under its constitution, Arizona cannot issue general obligation debt. Thus, gross state debt levels have remained moderate. The state historically has relied on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs.

Arizona's strong economic growth and higher-than-anticipated tax revenues have allowed the state to post four consecutive operating surpluses and general fund balance increases. Results from fiscal 1999 show another operating surplus.

COLORADO. During the 1980s, Colorado's economy was dependent on its energy sector. As a result, when the energy sector declined in the mid-to-late 1980s, the state suffered a sharp economic downturn. Since 1991, growth in the services, trade and government sectors has improved Colorado's economic diversification. Growth in these areas, as well as in construction and high technology sectors, also has helped to offset job losses caused by military base closings and the decline of the state's mining industry. Population and income levels have also grown since 1991, often exceeding national trends, and unemployment levels have been below the national average.

The recent strength of Colorado's economy has helped to improve the state's financial position. Revenue growth has continued to exceed projections, primarily in the area of income tax collections. Since Colorado's constitution prohibits the issuance of general obligation debt, the state's debt burden has been low. The state has relied primarily on pay-as-you-go and lease financing to meet its capital improvement needs.

CONNECTICUT. Connecticut's recovery from the recession of the early 1990s has been slower than the rest of the nation. Over the past three years, however, the state's economic recovery has shown signs of improved strength. Gains in tourism and business services have led to greater economic diversification as the economy has continued to move from manufacturing and defense related industries towards services. Although manufacturing still represented over 16% of the state's employment base in 1998, the services sector accounted for more than 31% of employment.

Connecticut has sought to further its economic growth with various business and tax incentives such as corporate and sales tax rate cuts, corporate tax credits for research and development and various other business tax credits. Nonetheless, the state's tight labor market, slow population growth and high wages may limit future growth.

The state's financial results have been positive in recent years, with budget surpluses for the past eight years. Connecticut's improved financial performance has resulted in part from various fiscal reforms including a constitutional amendment requiring balanced budgets, expenditure caps and the implementation of a personal income tax. These improvements have allowed the state to fully fund its rainy day reserve. Potential areas of financial stress may include increased spending for education, a large, unfunded pension liability, and a relatively high debt burden.

NEW JERSEY. Historically, New Jersey's economy, which greatly benefits from the substantial employment opportunities in New York and Pennsylvania, has been one of the most diverse in the nation. Like many other states in the northeast region, New Jersey was hit especially hard by the recession in the early 1990s and has been slower to recover than many other states. In recent years, however, the state's performance has improved. Jobs grew at a rate of 2.3% in 1997, 2% in 1998 and 1.7% in 1999. While these rates were below the national rates of 2.5% in 1997, 2.6% in 1998 and 2.1% in 1999, they led the region. Unemployment levels also have decreased to 4.4% in 1999 from a high of 8.5% in 1992 and are slightly above the national rate of 4.2%.

The state ended fiscal 1999 with a surplus and increased its fund balances to $1.3 billion. The state's positive financial performance was aided by strong growth in personal income tax receipts. Much of this growth was from the high-income taxpayer base, which grew due in part to the recent success of the financial services sector. New Jersey's per capita income levels rank the state second in the nation and is 128.5% of the nation's average. The state's increased reliance on high-income taxpayers and the success of the financial markets may make it more vulnerable to an economic downturn.

The state's outstanding debt has grown significantly in recent years. As of May 2000, the state ranked near the top in net tax-supported debt, ratio of debt to personal income, and debt per capita. Nonetheless, debt service has remained manageable in light of the state's resources.

OREGON. Oregon's economy has experienced strong growth, primarily in its hi-tech manufacturing and housing construction sectors. Growth has slowed recently, however, due to economic troubles in Asia. Future growth is likely to be dependent on the continued strength of the national economy, as well as the strength of the state's hi-tech industries, and the performance of Pacific Rim economies. Economic growth may be hampered, however, by the state's rising labor and housing costs, which have lessened Oregon's competitive position in attracting new businesses.

The strength of Oregon's economy has helped the state maintain positive financial results. Recently, however, voter initiatives have limited the state's financial flexibility. In November 1990, voters approved Measure 5, which limited local property taxes and required the state to provide replacement revenues to schools. The state has been successful in meeting the requirements of Measure 5, which has increased state spending for schools from 33% of the general fund budget to more than 50%. On May 20, 1997, voters passed Measure 50, which has placed some pressure on the state's budget. This measure could negatively impact the revenue-raising flexibility of the state and make it more vulnerable to an economic downturn.

PENNSYLVANIA. Although improving, the performance of Pennsylvania's economy has continued to lag behind the national average. The largest growth areas have been business, health care, and consumer services, which have helped to offset declines in the manufacturing, mining and machinery sectors. Overall, job growth was 0.9% from September 1998 to September 1999, compared to a national rate of 2.5%. Unemployment levels have been improving, yet are still higher than the national rate. Population and personal income growth also have remained below national levels. However, on a per capita income basis Pennsylvania is above the national average and ranks 16th among all states.

To try to improve its economic performance, Pennsylvania recently made economic development a priority. To attract new business, the commonwealth has implemented various business tax cuts and has attempted to ease its regulatory environment. These steps, together with the commonwealth's strong education, health care and transportation systems, could help to provide a positive environment for attracting businesses.

Historically, Pennsylvania's financial performance has been tied to fluctuations in both national and regional economic trends. In recent years, improvements in the commonwealth's economy and higher-than-expected tax revenues have helped strengthen the commonwealth's financial position. The commonwealth has posted 8 years of budgetary surplus operations with the past five years showing revenues well in excess of projections. Due to the cyclical nature of its economy and financial performance, the commonwealth has been committed to using a portion of its surpluses to build reserves in the hope of providing some security against future economic downturns or other uncertainties that could affect the state. Currently these reserves are approximately 5% of revenues and are projected to be $1 billion at the end of fiscal 2000. Other surplus money is being used to provide tax relief.

U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.

PUERTO RICO. In recent years, Puerto Rico's financial performance has improved. Overall, as of March 2000, Moody's considered Puerto Rico's outlook to be positive. Relatively strong revenue growth and more aggressive tax collection procedures resulted in a general fund surplus for fiscal 1999 (audited) of $497 million, including an unreserved balance of $185.4 million. Between fiscal years 1993 and 1999, Puerto Rico has experienced a 4.3% drop in the unemployment rate, a 54% increase in hotel registrations, a 31% in retail sales, a 76% increase in exports, and a 22% decrease in welfare recipients.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states that is partly explained by the fact that Puerto Rico generally centralizes its debt issuance at the state level. S&P rates Puerto Rico's general obligation debt at A, with a stable outlook. Moody's rates the island's general obligation debt at Baa1. The Moody's rating has been at Baa1 since 1976 and the S&P A-rating has been in place since 1956. Going forward, these debt levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico also will need to address its large unfunded pension liability of more than $6 billion.

Puerto Rico also faces challenges from the 1996 passage of a bill eliminating
Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. In the fifth year of this phase-out period, business continues to show interest in Puerto Rico as manufacturing and services/commerce continue to represent the largest sector of employment.

Outstanding issues relating to the potential for a transition to statehood also may have broad implications for Puerto Rico and its financial and credit position.

GUAM. Guam's economy has been heavily dependent on tourism. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen. The recent Asian economic crisis and Typhoon Paka, which hit Guam in December 1997, negatively affected both tourism and other economic activities in Guam and contributed to a decline of 1.8% in gross island product between 1997 and 1998.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. For fiscal 1998, however, Guam incurred a $21 million deficit and ended the year with a negative unreserved general fund balance of $158.9 million. Another deficit is expected in 1999.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of May 18, 2000, S&P's outlook for Guam was negative due to Guam's continued weak financial position and inability to meet the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2.575 billion in 1997. By sector, the breakdown was garment manufacturing 33%, tourism 23%, retail trade 18%, services 17% and other 9%. Gross business revenue tax collections totaled $68.6 million in fiscal year 1998. Also in fiscal year 1998, general fund revenues totaled $234 million while expenditures totaled $238 million.

The population of all the islands combined was 67,212 at fiscal year end 1996 and average earnings per capita totaled $9,702. At fiscal year end 1995, the most recent year available, unemployment among eligible labor force participants stood at 2.3%.

U.S. VIRGIN ISLANDS. The U.S. Virgin Islands has suffered numerous years of budget imbalances. Since fiscal 1989, the Virgin Islands has incurred budget deficits in all but four fiscal years. As of June 30, 1999, the accumulated deficit was close to $341 million. To help finance this deficit, the government issued a $300 million bond, which allowed it to meet a $13 million payroll payment and to begin to pay off the backlog of payments to vendors. The Virgin Islands' large public sector payroll (approximately 32.8% of employment), relatively small private sector that is dependent on tourism and related services (21% of employment), and heavy reliance on taxes as a revenue source (close to 97% of all revenues), together with the effects of three major hurricanes in the past ten years, have contributed to its financial problems.

The U.S. Virgin Islands are not experiencing the record economic boom that the mainland is. In 1999, employment decreased 1.7% following two years of minimal growth. The unemployment rate for 1999 was 4.8%, which is the lowest level since 1993. The Virgin Islands are highly dependent on tourism, which contracted in 1999. While the islands have experienced an increase in hotel occupancy, the majority of visitors come via cruise ships. The number of cruise ship passengers decreased 12% in 1999, which resulted in an overall decline of 8% for the year. A significant reason for the decrease in cruise ships was due to the damage suffered to the docks from recent hurricanes. After Hurricane Jose in October 1999, only 39 ships were able to dock in October compared to 65 in October 1998.

In September 1998, the Department of Interior Office of Inspector General issued an audit report on the Virgin Islands. It noted that while the Virgin Islands had made improvements in its financial situation, problems remained in the areas of overall financial management, expenditure control and revenue collections. To help improve its financial position, the Virgin Islands has developed a five-year economic recovery plan. Central to this plan is a reduction in government spending. In June 1999, the governor implemented a strict hiring freeze and mandated a 5% reduction in personnel expenditures each year through fiscal 2004, a 50% reduction in overtime expenses, and various other cost saving initiatives. In October, the government and the Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. Since the plan is new, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.

OFFICERS AND TRUSTEES

The Trust has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
Trustee

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

S. Joseph Fortunato (67)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (48)
3239 38th Street, N.W., Washington, DC 20016
Trustee

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (July 1999-present); director or trustee, as the case may be, of 25 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
Chairman of the Board and Trustee

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Investment Advisory Services, Inc.; Chairman of the Board, Franklin Advisers, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (59)
777 Mariners Island Blvd., San Mateo, CA 94404
President and Trustee

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
Trustee

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
Trustee

Director, Martek Biosciences Corporation, MCI WorldCom, Inc. (information services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Sheila Amoroso (40)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (35)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President and Chief Financial Officer

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President, Chief Financial Officer and Director, Franklin/Templeton Investor Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.

Deborah R. Gatzek (51)
1810 Gateway Drive, San Mateo, CA 94404
Secretary

Partner, Stradley, Ronon, Stevens & Young, LLP; officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Senior Vice President and General Counsel, Franklin Resources, Inc., Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc., Executive Vice President, Franklin Advisers, Inc., Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC, and Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc. (until January 2000).

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President

Counsel, Franklin Resources, Inc; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (52)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward V. McVey (62)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Kimberley Monasterio (36)
777 Mariners Island Blvd., San Mateo, CA 94404
Treasurer and Principal Accounting Officer

Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

Thomas Walsh (38)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $1,450 per month plus $1,300 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                            TOTAL FEES       NUMBER OF BOARDS
                        TOTAL FEES         RECEIVED FROM       IN FRANKLIN
                     RECEIVED FROM THE   FRANKLIN TEMPLETON      TEMPLETON
NAME                    TRUST1 ($)        INVESTMENTS2 ($)     INVESTMENTS ON
                                                              WHICH EACH SERVES3
--------------------------------------------------------------------------------

Frank H. Abbott, III      22,999             156,060                28
Harris J. Ashton          25,239             363,165                48
S. Joseph Fortunato       23,511             363,238                50
Edith E. Holiday          31,700             237,265                25
Frank W.T. LaHaye         22,999             156,060                28
Gordon S. Macklin         25,239             363,165                48

1. For the fiscal year ended February 29, 2000.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S.
based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES Each Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of its net assets up to and including $100 million;
   and

o 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and

o 9/240 of 1% of the value of its net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended February 29, 2000, and February 28, 1999 and 1998, the Funds paid the following management fees:

                                            MANAGEMENT FEES PAID ($)
                                ------------------------------------------------
                                      2000             1999            1998
--------------------------------------------------------------------------------
Arizona Fund                     4,051,080        4,124,084         3,799,811
Colorado Fund                    1,628,892        1,615,981         1,432,605
Connecticut Fund                 1,410,653        1,313,337         1,126,660
Federal Intermediate Fund1       1,011,967          901,601           628,115
High Yield Fund                 28,491,742       29,382,074        24,164,691
New Jersey Fund                  3,470,377        3,411,855         3,074,915
Oregon Fund                      2,502,386        2,429,095         2,119,137
Pennsylvania Fund                3,602,657        3,734,742         3,414,301
Puerto Rico Fund                 1,209,819        1,223,542         1,137,320

1. For the fiscal years ended February 29, 2000, February 28, 1999 and 1998, management fees before any advance waiver totaled $1,046,931, $959,067, and $718,091, respectively. Under an agreement by the manager to limit its fees, the Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;

o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;

o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of each Fund's average daily net assets over $1.2 billion.

During the last three fiscal years ended February 29, 2000, and February 28, 1999 and 1998, the manager paid FT Services the following administration fees:

                                         ADMINISTRATION FEES PAID ($)
                               -------------------------------------------------
                                     2000             1999            1998
--------------------------------------------------------------------------------
Arizona Fund                   1,123,413        1,132,869        1,060,456
Colorado Fund                    445,392          436,830          383,050
Connecticut Fund                 380,856          347,940          298,352
Federal Intermediate Fund        276,840          246,943          176,069
High Yield Fund                5,311,059        5,411,515        4,519,848
New Jersey Fund                  990,633          970,458          872,308
Oregon Fund                      708,290          679,370          587,736
Pennsylvania Fund              1,023,651        1,046,296          971,653
Puerto Rico Fund                 323,935          325,819          301,686

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by a Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS

Since most purchases by the Funds are principal transactions at net prices, the Funds incurs little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker.

Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Funds do not buy securities in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the fiscal years ended February 29, 2000, and February 28, 1999 and 1998, the Funds did not pay any brokerage commissions.

As of February 29, 2000, the Funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES

The Funds calculate dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you.

By meeting certain requirements of the Internal Revenue Code (Code), the Funds have qualified and continue to qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or
Guam), they will be exempt from that state's personal income tax. Most states generally do not grant tax-free treatment to interest on state and municipal securities of other states.

The Funds may earn taxable income from many sources, including on any temporary investments, the discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, or ordinary income derived from the sale of market discount bonds. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from the Fund's sale of securities held for more than five years may be subject to a reduced tax rate.

Information on the tax character of distributions The Funds will inform you of the amount of your ordinary income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and ,generally, state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Franklin Templeton fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gains from the sale of Fund shares held for more than five years may be subject to a reduced tax rate.

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in a Fund, and then reinvest the sales proceeds in the Fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in a Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because each Fund's income is derived primarily from interest rather than dividends, generally none of its distributions will be eligible for the corporate dividends-received deduction.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position. Persons who are defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying Fund shares.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that each Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that each Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Arizona, High Yield, New Jersey and Pennsylvania Funds currently offer three classes of shares, Class A, Class B and Class C. The Arizona, New Jersey and Pennsylvania Funds began offering Class B shares on February 1, 2000. The Colorado, Connecticut, Oregon and Puerto Rico Funds currently offer two classes of shares, Class A and Class C. The full title of each class is:

o Franklin Arizona Tax-Free Income Fund - Class A o Franklin Arizona Tax-Free Income Fund - Class B o Franklin Arizona Tax-Free Income Fund - Class C o Franklin Colorado Tax-Free Income Fund - Class A o Franklin Colorado Tax-Free Income Fund - Class C o Franklin Connecticut Tax-Free Income Fund - Class A o Franklin Connecticut Tax-Free Income Fund - Class C o Franklin High Yield Tax-Free Income Fund - Class A o Franklin High Yield Tax-Free Income Fund - Class B o Franklin High Yield Tax-Free Income Fund - Class C o Franklin New Jersey Tax-Free Income Fund - Class A o Franklin New Jersey Tax-Free Income Fund
- Class B o Franklin New Jersey Tax-Free Income Fund - Class C o Franklin Oregon Tax-Free Income Fund - Class A o Franklin Oregon Tax-Free Income Fund - Class C
o Franklin Pennsylvania Tax-Free Income Fund - Class A o Franklin Pennsylvania Tax-Free Income Fund - Class B o Franklin Pennsylvania Tax-Free Income Fund - Class C o Franklin Puerto Rico Tax-Free Income Fund - Class A o Franklin Puerto Rico Tax-Free Income Fund - Class C

The Federal Intermediate only offers one share class. Because its sales charge structure and Rule 12b-1 plan is similar to those of Class A shares, shares of this Fund are considered Class A shares for redemption, exchange and other purposes.

The Funds may offer additional classes of shares in the future.

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.
Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of June 2, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES

Each Fund continuously offers their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

INITIAL SALES CHARGES The maximum initial sales charge is 2.25% for the Federal Intermediate Fund. For each of the other Funds, the maximum initial sales charge is 4.25% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares. This waiver category also applies to Class B and C shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series Fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Each Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS            SALES CHARGE (%)
--------------------------------------------------------------

Under $30,000                                   3.0
$30,000 but less than $100,000                  2.0
$100,000 but less than $400,000                 1.0
$400,000 or more                                0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of Fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. A CDSC will not apply to Class A purchases over $250 million in the High Yield Fund.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN        THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM             YOUR PROCEEDS AS A CDSC
------------------------------------------------------------------------

1 Year                                                   4
2 Years                                                  4
3 Years                                                  3
4 Years                                                  3
5 Years                                                  2
6 Years                                                  1
7 Years                                                  0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by a Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Funds may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Funds receive notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 29, 2000 and February 28, 1999 and 1998:
                                                                     AMOUNT
                                                                  RECEIVED IN
                                                                   CONNECTION
                                                                      WITH
                                    TOTAL            AMOUNT        REDEMPTIONS
                                 COMMISSIONS      RETAINED BY          AND
                                  RECEIVED        DISTRIBUTORS     REPURCHASES
                                     ($)              ($)              ($)
--------------------------------------------------------------------------------
2000
Arizona Fund                   1,789,429           116,636           43,769
Colorado Fund                    792,171            47,662           26,569
Connecticut Fund                 775,626            44,859           27,906
Federal Intermediate Fund        295,096            37,026           34,398
High Yield Fund               12,907,406           797,311          800,953
New Jersey Fund                1,875,772           113,850           68,849
Oregon Fund                    1,361,936            80,741           63,487
Pennsylvania Fund              1,641,659            99,014           42,266
Puerto Rico Fund                 506,727            32,887            6,957

1999
Arizona Fund                   3,109,731           204,136           12,269
Colorado Fund                  1,230,170            75,655            8,464
Connecticut Fund               1,280,521            72,556            7,518
Federal Intermediate Fund        408,916            55,742            4,464
High Yield Fund               24,360,736         1,514,537          283,409
New Jersey Fund                2,838,883           169,312           23,450
Oregon Fund                    2,294,919           142,478           13,763
Pennsylvania Fund              2,942,369           186,194           16,329
Puerto Rico Fund                 703,085            44,229            5,057

1998
Arizona Fund                   2,894,958           189,181            5,073
Colorado Fund                  1,099,794            68,871            2,658
Connecticut Fund               1,038,873            64,019            2,066
Federal Intermediate Fund        346,839            47,207                -
High Yield Fund               27,355,789         1,661,281          114,622
New Jersey Fund                2,514,214           152,637           10,997
Oregon Fund                    1,645,005           106,236            4,656
Pennsylvania Fund              3,017,041           187,577            5,534
Puerto Rico Fund                 748,531            49,128            1,587

Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The Fund may pay up to 0.10% per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended February 29, 2000, the amounts paid by the Funds pursuant to the Class A plan were:

                                                                      FEDERAL
                            ARIZONA    COLORADO ($)  CONNECTICUT   INTERMEDIATE
                              ($)                        ($)            ($)
--------------------------------------------------------------------------------
Advertising                53,801        22,498       12,074         13,605
Printing and mailing
 prospectuses other
than to current
shareholders               23,029         8,154        7,473          2,352
shareholders

Payments to                18,207         5,185        5,506          5,434
 underwriters
Payments to
 broker-dealers           609,944       223,330      181,203        155,745
Other                      71,385        21,951       22,287         10,800
                         -------------------------------------------------------
Total                     776,366       281,118      228,543        187,936
                         -------------------------------------------------------

                          HIGH YIELD    NEW JERSEY      OREGON     PENNSYLVANIA
                              ($)          ($)           ($)            (S)
--------------------------------------------------------------------------------
Advertising                209,327      43,033       28,818         55,567
Printing and mailing     75,545         17,867       14,106         20,209
 prospectuses other
than to current
shareholders
Payments to              56,653         14,946       10,205         11,042
 underwriters
Payments to              4,540,156     500,442      353,642        537,667
 broker-dealers
Other                      229,585      58,667       41,100         56,242
                         -------------------------------------------------------
Total                    5,111,266     634,955      447,871        680,727
                         -------------------------------------------------------

                          PUERTO RICO
                              ($)
---------------------------------------
Advertising                 10,689
Printing and mailing
prospectuses
 other than to current
shareholders                 9,250
Payments to underwriters
                             3,470
Payments to broker
dealers                    157,294
Other                       18,935
                         --------------
Total                      199,638
                         --------------

THE CLASS B AND C PLANS. Each Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be used for service fees. The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has immediate plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.

For the fiscal year ended February 29, 2000, the amounts paid by the Funds pursuant to the Class B plan were:

                                       HIGH YIELD
                                           ($)
-----------------------------------------------------

Advertising                              6,710
Printing and mailing prospectuses
other than to current shareholders         431
Payments to underwriters                 5,263
Payments to broker-dealers             358,394
Other                                    7,303
                                     ----------------
Total                                  378,101
                                     ----------------

For the fiscal year ended February 29, 2000, the amounts paid by the Funds pursuant to the Class C plan were:

                                                                    FEDERAL
                         ARIZONA ($)  COLORADO     CONNECTICUT    INTERMEDIATE
                                         ($)           ($)             ($)
--------------------------------------------------------------------------------

Advertising                3,765       6,390         5,048             -
Printing and mailing         874       1,280         1,544             -
prospectuses other than
to current
shareholders
Payments to underwriters   1,804       2,641         3,414             -
Payments to              141,366     124,992       149,052             -
broker-dealers
Other                     12,148       6,087         8,474             -
                         -------------------------------------------------------
Total                    159,957     141,390       167,532             -
                         -------------------------------------------------------

                          HIGH YIELD   NEW JERSEY      OREGON      PENNSYLVANIA
                             ($)           ($)           ($)           ($)
--------------------------------------------------------------------------------

Advertising                108,376      8,395         6,562         8,207
Printing and mailing        28,696      2,601         1,535         1,952
prospectuses other than
to current
shareholders
Payments to underwriters    39,613      4,727         3,840         3,930
Payments to              3,750,509    298,654       209,041       259,927
 broker-dealers
Other                      114,386     13,041         8,771        12,073
                         -------------------------------------------------------
Total                    4,041,580    327,958       229,749       286,089
                         -------------------------------------------------------

                                         PUERTO RICO
                                             ($)
--------------------------------------------------------
Advertising                                1,813
Printing and mailing                         449
prospectuses         other than to
current shareholders
Payments to underwriters                     846
Payments to broker-dealers                45,319
Other                                      2,306
                                       -----------------
Total                                     50,733
                                       -----------------

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Funds. The average annual total returns for the indicated periods ended February 29, 2000, were:

                                                                        SINCE
                         INCEPTION     1 YEAR     5 YEARS   10 YEARS  INCEPTION
                            DATE         (%)        (%)        (%)       (%)
--------------------------------------------------------------------------------

CLASS A
Arizona Fund             9/01/87     -8.26       3.76       5.73      6.29
Colorado Fund            9/01/87     -8.59       3.97       5.93      6.53
Connecticut Fund        10/03/88     -9.89       3.54       5.19      5.52
Federal Intermediate     9/21/92     -4.63       4.60       -         5.29
Fund
High Yield Fund          3/18/86     -7.89       4.81       6.50      7.16
New Jersey Fund          5/12/88     -7.19       4.09       5.86      6.50
Oregon Fund              9/01/87     -7.89       3.77       5.59      6.03
Pennsylvania Fund       12/01/86     -8.34       3.87       5.87      5.89
Puerto Rico Fund         4/03/85     -7.06       4.26       5.87      6.80

                                        SINCE
                           1 YEAR     INCEPTION
                             (%)         (%)
-------------------------------------------------

CLASS B
Arizona Fund            -             -2.79
High Yield Fund         -7.90         -6.05
New Jersey Fun          -             -2.56
Pennsylvania Fund       -             -2.73

                                        SINCE
                           1 YEAR     INCEPTION
                            (%)          (%)
-------------------------------------------------

CLASS C
Arizona Fund                -6.54        3.83
Colorado Fund               -6.90        4.09
Connecticut Fund            -8.10        3.63
High Yield Fund             -6.29        4.83
New Jersey Fund             -5.55        4.22
Oregon Fund                 -6.22        3.91
Pennsylvania Fund           -6.64        3.98
Puerto Rico Fund            -5.25        4.33

The following SEC formula was used to calculate these figures:

      n
P(1+T) = ERV

where:

P     = a hypothetical initial payment of $1,000
T     = average annual total return
n     = number of years
ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended February 29, 2000 were:

                                                                        SINCE
                      INCEPTION    1 YEAR    5 YEARS (%)  10 YEARS    INCEPTION
                        DATE         (%)                     (%)         (%)
--------------------------------------------------------------------------------
CLASS A
Arizona Fund          9/01/87        -8.26       20.24       74.58      114.21
Colorado Fund         9/01/87        -8.59       21.50       77.84      120.37
Connecticut Fund     10/03/88        -9.89       18.97       65.90       84.71
Federal
Intermediate  Fund
                      9/21/92        -4.63       25.24        -          46.71
High Yield Fund       3/18/86        -7.89       26.51       87.65      162.38
New Jersey Fund       5/12/88        -7.19       22.20       76.72      110.35
Oregon Fund           9/01/87        -7.89       20.30       72.33      107.95
Pennsylvania Fund    12/01/86        -8.34       20.90       76.91      113.56
Puerto Rico Fund      4/03/85        -7.06       23.17       76.93      166.60

                                    SINCE
                       1 YEAR     INCEPTION
                         (%)         (%)
---------------------------------------------
CLASS B
Arizona Fund         -           -2.79
High Yield Fund      -7.90       -6.99
New Jersey Fund      -           -2.56
Pennsylvania Fund    -           -2.73

                                   SINCE
                       1 YEAR     INCEPTION
                         (%)         (%)
---------------------------------------------
CLASS C
Arizona Fund         -6.54       19.94
Colorado Fund        -6.90       21.36
Connecticut Fund     -8.10       18.81
High Yield Fund      -6.29       25.61
New Jersey Fund      -5.55       22.10
Oregon Fund          -6.22       20.35
Pennsylvania Fund    -6.64       20.75
Puerto Rico Fund     -5.25       22.74

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended February 29, 2000, were:

                               CLASS A (%)   CLASS B     CLASS C
                                               (%)         (%)
--------------------------------------------------------------------
Arizona Fund                       5.13         4.86       4.76
Colorado Fund                      5.06         -          4.68
Connecticut Fund                   4.95         -          4.58
Federal Intermediate Fund          4.80         -          -
High Yield Fund                    5.86         5.56       5.52
New Jersey Fund                    5.08         4.88       4.71
Oregon Fund                        4.99         -          4.61
Pennsylvania Fund                  5.15         4.85       4.78
Puerto Rico Fund                   4.86         -          4.48

The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(a-b + 1) - 1]
            ---
            cd

where:

a  =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d  = the maximum offering price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 29, 2000, were:

                                CLASS A     CLASS B    CLASS C
                                  (%)         (%)        (%)
-----------------------------------------------------------------
Arizona Fund                      8.94       8.47        8.30
Colorado Fund                     8.80       -           8.13
Connecticut Fund                  8.58       -           7.94
Federal Intermediate Fund         7.95       -           -
High Yield Fund                   9.70       9.21        9.14
New Jersey Fund                   8.98       8.63        8.33
Oregon Fund                       9.08       -           8.39
Pennsylvania Fund                 8.77       8.26        8.14
Puerto Rico Fund                  8.05       -           7.42

As of February 29, 2000, the combined federal and state income tax rate upon which the taxable-equivalent yield quotations were based were as follows:

                                  COMBINED RATE
                                     (%)
-----------------------------------------------

Arizona Fund                       42.64
Colorado Fund                      42.47
Connecticut Fund                   42.32
Federal Intermediate Fund          39.60
High Yield Fund                    39.60
New Jersey Fund                    43.45
Oregon Fund                        45.04
Pennsylvania Fund                  41.29
Puerto Rico Fund                   39.60

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 29, 2000, were:

                           Class A     Class B     Class C
                             (%)         (%)         (%)
--------------------------------------------------------------

Arizona Fund                  5.31        4.99        4.92
Colorado Fund                 5.22        -           4.85
Connecticut Fund              5.29        -           4.92
Federal Intermediate          4.80        -           -
Fund
High Yield Fund               5.96        5.67        5.58
New Jersey Fund               5.23        4.90        4.85
Oregon Fund                   5.14        -           4.76
Pennsylvania Fund             5.30        4.98        4.91
Puerto Rico Fund              5.09        -           4.74

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended February 29, 2000, were:

                                 CLASS A     CLASS B     CLASS C
                                   (%)         (%)         (%)
--------------------------------------------------------------------

Arizona Fund                       9.26        8.70        8.58
Colorado Fund                      9.07        -           8.43
Connecticut Fund                   9.17        -           8.53
Federal Intermediate Fund          7.95        -           -
High Yield Fund                    9.87        9.39        9.24
New Jersey Fund                    9.25        8.66        8.58
Oregon Fund                        9.35        -           8.66
Pennsylvania Fund                  9.03        8.48        8.36
Puerto Rico Fund                   8.43        -           7.85

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the Fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Franklin Resources, Inc. is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Smith Barney Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: THE WALL STREET JOURNAL, AND BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, AND MONEY MAGAZINES - provide performance statistics over specified time periods.

o Salomon Smith Barney Composite High Yield Index or its component indices measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R) companies, Salomon Smith Barney Inc., Merrill Lynch, Lehman Brothers(R) and Bloomberg(R) L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $225 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $43 billion in municipal security assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of June 14, 1999.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2000, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 2000). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT

The following information on the state income tax treatment of dividends from the funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

ARIZONA As a result of Section 43-1021(4) of the Arizona Income Tax Code, interest on obligations of the state of Arizona or its political subdivisions is exempt from the Arizona individual income tax. Section 43-1022(6) provides similar tax-exempt treatment for interest on obligations of the U.S. Pursuant to Arizona Individual Income Tax Ruling 84-10-5, Arizona does not tax dividend income from regulated investment companies, such as the Arizona Fund, to the extent that such income is derived from such exempt obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), or obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund, such as for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gain earned by the fund are included in each shareholder's Arizona taxable income and are taxed at ordinary income tax rates.

COLORADO Sections 39-22-104 and 39-22-304 of the Colorado Revised Statutes state that interest on obligations of the state of Colorado or its political subdivisions and direct obligations of the U.S. or its possessions is exempt from personal and corporate income tax. The Colorado Department of Revenue has advised in published guidance that distributions from a regulated investment company, such as the Colorado Fund, also will be exempt from personal and corporate income tax if the fund invests in such exempt obligations. The Colorado Department of Revenue has confirmed in guidance dated September 1993 that this exclusion also applies to territorial obligations of the U.S. (including Puerto Rico, Guam and the Virgin Islands). Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions do not qualify for this exemption. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of capital gains earned by the fund are included in each shareholder's Colorado taxable income as dividend income and capital gain, respectively, and are taxed at ordinary income tax rates.

CONNECTICUT Section 12-701(a)(20) of the Connecticut General Statutes states that interest income from obligations issued by or on behalf of the state of Connecticut, its political subdivisions, public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the state of Connecticut and exempt obligations of the U.S. or its territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from state personal income tax. Dividends paid by a regulated investment company, such as the Connecticut Fund, that are derived from such exempt obligations will be exempt from state personal income tax, subject to the limitation below for exempt federal obligations. Corporate shareholders generally are subject to Connecticut corporation income taxes on distributions from the fund.

Sections 12-701(a)(20) and 12-718 of the Connecticut General Statutes also states that a fund is qualified to pay exempt dividends derived from exempt U.S. government obligations to its shareholders if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of exempt U.S. government obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions do not qualify for this exemption.

Any distribution of capital gains earned by the fund that are attributable to Connecticut obligations are exempt from Connecticut's individual income tax. All other distributions of capital gains earned by the fund are included in each shareholder's Connecticut taxable income as dividend income and capital gain, respectively, and are taxed at ordinary income rates.

NEW JERSEY Section 54A:6-14.1 of the New Jersey Statutes provides that distributions paid by qualified investment funds, such as the New Jersey Fund, are not included in gross income for purposes of the New Jersey gross income tax to the extent the distributions are attributable to interest or gain from obligations issued by or on behalf of the state of New Jersey or its political subdivisions, or obligations free from state or local taxation by any act of the state of New Jersey or laws of the U.S. (including obligations of the District of Columbia, Puerto Rico, Guam and the Virgin Islands). Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gain earned by the fund from taxable obligations are included in each shareholder's New Jersey taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

OREGON Sections 316.683 and 316-680 of the Oregon Revised Statutes and Oregon Administrative Rule Section 150-316.680-(B) provide that "state exempt-interest dividends" that are paid by a regulated investment company, such as the Oregon Fund, and designated by it as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year will be excluded from the shareholders' income for purposes of Oregon's personal income tax. "State exempt-interest dividends" include distributions of interest attributable both to obligations of the state of Oregon and its political subdivisions and to obligations of the U.S., its territories (including Puerto Rico, Guam and the Virgin Islands) and possessions of any U.S. authority, commission or instrumentality. Corporate shareholders generally are subject to the Oregon corporation excise and income tax on distributions from the fund. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of capital gain earned by the fund are included in each shareholder's Oregon taxable income as dividend income and capital gain, respectively, and are taxed at ordinary income tax rates. However, a shareholder may defer gain on the sale or other disposition of a capital asset by reinvesting in a qualified investment fund within six months.

PENNSYLVANIA Sections 301 and 303 of the Tax Reform Code of Pennsylvania states that interest income derived from obligations that are statutorily free from state or local taxation under the laws of the Commonwealth of Pennsylvania or under the laws of the U.S. is exempt from state personal income tax. Such exempt obligations include obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other state agency, any political subdivision of the state or its public authority, and exempt obligations of the U.S. or its territories (including Puerto Rico, Guam and the Virgin Islands). Sections 301 and 303 of the Code of Pennsylvania states that interest derived by an investment trust, such as the Pennsylvania Fund, from such exempt obligations is not subject to state, personal or corporate net income tax. Fund distributions and the value of fund shares, however, generally are included in the tax base in determining the corporation capital stock or foreign franchise tax. Distributions paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable. Distributions paid by the fund also are generally exempt from the Philadelphia School District Investment Income Tax.

Any distributions of net short-term and long-term capital gain earned by the fund are included in each shareholder's Pennsylvania taxable income and are taxed at ordinary income tax rates.

Shareholders of the fund who are subject to the Pennsylvania personal property tax in their county of residence will be exempt from county personal property tax to the extent that the portfolio of the fund consists of exempt obligations described above on the annual assessment date of January 1. Information regarding the portion of the value of the shares, if any, which is subject to the Pennsylvania personal property tax will be provided to shareholders of the fund.

PUERTO RICO For U.S. citizens and residents, exempt-interest dividends received from the Puerto Rico Fund generally are exempt from U.S. federal and state personal income taxation in all states that impose an income tax, pursuant to section 103 of the Internal Revenue Code and 31 U.S.C. section 3124. For Puerto Rico taxpayers, exempt-interest dividends, to the extent derived from Puerto Rico, Guam and Virgin Island obligations, generally will be exempt from Puerto Rico taxation pursuant to a ruling received by the fund dated May 24, 1996.

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                              FRANKLIN TAX-FREE TRUST
                              FILE NOS. 02-94222
                                  & 811-4149

                                     FORM N-1A
                                       PART C
                                 OTHER INFORMATION

ITEM 23.  EXHIBITS.

      The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i)  Restated Agreement and Declaration of Trust dated October 26,
                1984
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Certificate of Amendment of Agreement and Declaration of Trust dated July 16, 1991
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (iii) Certificate of Amendment of Agreement and Declaration of Trust dated April 21, 1992
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iv) Certificate of Amendment of Agreement and Declaration of Trust dated December 14, 1993
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (v) Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1995
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (vi) Certificate of Secretary Amendment of Agreement and Declaration of Trust dated August 31, 1999
                Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date:  January 28, 2000

      (b)  By-laws

           (i)  By-Laws
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Certificate of Amendment of By-Laws dated December 8, 1987
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iii)Amendment to By-Laws dated April 21, 1992
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iv) Certificate of Amendment of By-Laws dated December 14, 1993
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (v)  Amendment to By-Laws dated January 18, 1994
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

      (c)  Instruments Defining Rights of Security Holders

                Not Applicable

      (d)  Investment Advisory Contracts

           (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated December 1, 1986
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Amendment to Management Agreement between Registrant and Franklin Advisers, Inc. dated August 1, 1995
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

          (iii) Management Agreement between Registrant and Franklin Advisers on behalf of Franklin Connecticut Tax-Free Income Fund dated October 1, 1998
                Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date:  January 28, 2000

      (e)  Underwriting Contracts

           (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated March 29, 1995
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

           (ii) Form of Dealer Agreements effective as of March 1, 1998 between Franklin/Templeton Distributors, Inc. and Securities Dealers
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

      (f)  Bonus or Profit Sharing Contracts

                Not Applicable

      (g)  Custodian Agreements

           (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

           (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

          (iii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

           (iv) Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

           (v) Foreign Custody Manager Agreement made as of July 30, 1998, effective as of February 27, 1998 on behalf of each Investment Company listed on Schedule 1
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

           (vi) Amendment dated March 21, 2000, to Exhibit A of the Master Custody Agreement between Registrant and the Bank of New York dated February 16, 1996

      (h)  Other Material Contracts

           (i) Agreement between Registrant and Financial Guaranty Insurance Company dated March 8, 1985
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Amendment to Agreement between Registrant and Financial Guaranty Insurance Company dated November 24, 1992
                Registrant: Franklin New York Tax-Free Trust
                Filing: Post-Effective Amendment No. 12
                to Registration Statement on Form N-1A
                File No. 33-7785
                Filing Date: April 25, 1995

          (iii) Mutual Fund Agreement between Registrant and Financial Guaranty Insurance Company dated April 30, 1993
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

           (iv) Subcontract for Fund Administrative Services dated October 1, 1996 and Amendment thereto dated March 11, 1998 between Franklin Advisers, Inc. and Franklin Templeton Services Inc.
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

      (i)  Legal Opinion

           (i)  Opinion and Consent of Counsel dated April 17, 1998
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

      (j)  Other Opinions

           (i)  Consent of Independent Auditors

      (k)  Omitted Financial Statements

                Not Applicable

      (l)  Initial Capital Agreements

           (i)  Letter of Understanding dated September 21, 1992
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Letter of Understanding dated April 12, 1995
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

      (m)  Rule 12b-1 Plan

           (i) Class A shares Distribution Plans pursuant to Rule 12b-1 on behalf of the following funds:

                Dated July 1, 1993:
                Franklin Arizona Insured Tax-Free Income Fund
                Franklin Federal Intermediate-Term Tax-Free Income Fund Franklin Florida Insured Tax-Free Income Fund

                Dated May 1, 1994:
                Franklin Alabama Tax-Free Income Fund
                Franklin Arizona Tax-Free Income Fund
                Franklin Colorado Tax-Free Income Fund
                Franklin Connecticut Tax-Free Income Fund
                Franklin Florida Tax-Free Income Fund
                Franklin Georgia Tax-Free Income Fund
                Franklin High Yield Tax-Free Income Fund
                Franklin Insured Tax-Free Income Fund
                Franklin Kentucky Tax-Free Income Fund
                Franklin Louisiana Tax-Free Income Fund
                Franklin Maryland Tax-Free Income Fund
                Franklin Massachusetts Insured Tax-Free Income Fund Franklin Michigan Insured Tax-Free Income Fund
                Franklin Minnesota Insured Tax-Free Income Fund
                Franklin Missouri Tax-Free Income Fund
                Franklin New Jersey Tax-Free Income Fund
                Franklin North Carolina Tax-Free Income Fund
                Franklin Ohio Insured Tax-Free Income Fund
                Franklin Oregon Tax-Free Income Fund
                Franklin Pennsylvania Tax-Free Income Fund
                Franklin Puerto Rico Tax-Free Income Fund
                Franklin Texas Tax-Free Income Fund
                Franklin Virginia Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (ii) Class C shares Distribution Plan pursuant to Rule 12b-1 on behalf of the following funds:

                Dated March 30, 1995:
                Franklin Alabama Tax-Free Income Fund
                Franklin Arizona Tax-Free Income Fund
                Franklin Colorado Tax-Free Income Fund
                Franklin Connecticut Tax-Free Income Fund
                Franklin Florida Tax-Free Income Fund
                Franklin Georgia Tax-Free Income Fund
                Franklin High Yield Tax-Free Income Fund
                Franklin Insured Tax-Free Income Fund
                Franklin Louisiana Tax-Free Income Fund
                Franklin Maryland Tax-Free Income Fund
                Franklin Massachusetts Insured Tax-Free Income Fund Franklin Michigan Insured Tax-Free Income Fund
                Franklin Minnesota Insured Tax-Free Income Fund
                Franklin Missouri Tax-Free Income Fund
                Franklin New Jersey Tax-Free Income Fund
                Franklin North Carolina Tax-Free Income Fund
                Franklin Ohio Insured Tax-Free Income Fund
                Franklin Oregon Tax-Free Income Fund
                Franklin Pennsylvania Tax-Free Income Fund
                Franklin Puerto Rico Tax-Free Income Fund
                Franklin Texas Tax-Free Income Fund
                Franklin Virginia Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

          (iii) Distribution Plan dated October 16, 1998 pursuant to Rule 12b-1 between the Registrant on behalf of Franklin High Yield Tax-Free Income Fund - Class B and Franklin/Templeton Distributors, Inc.
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

           (iv) Class B Distribution Plan pursuant to Rule 12b-1 on behalf of the following funds:

                Franklin Arizona Tax-Free Income Fund - Class B
                Franklin Florida Tax-Free Income Fund - Class B
                Franklin Insured Tax-Free Income Fund - Class B
                Franklin Michigan Insured Tax-Free Income Fund - Class B Franklin New Jersey Tax-Free Income Fund - Class B Franklin Ohio Insured Tax-Free Income Fund - Class B Franklin Pennsylvania Tax-Free Income Fund - Class B

      (o)  Rule 18f-3 Plan

           (i)  Multiple Class Plan dated October 19, 1995
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

           (ii) Multiple Class Plan dated March 19, 1998 on behalf of Franklin High Yield Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1999

          (iii) Multiple Class Plan on behalf of Franklin Arizona Tax-Free Income Fund

           (iv) Multiple Class Plan on behalf of Franklin Florida Tax-Free Income Fund

           (v) Multiple Class Plan on behalf of Franklin Insured Tax-Free Income Fund


           (vi) Multiple Class Plan on behalf of Franklin Michigan Insured Tax-Free Income Fund


          (vii) Multiple Class Plan on behalf of Franklin New Jersey Tax-Free Income Fund

         (viii) Multiple Class Plan on behalf of Franklin Ohio Insured Tax-Free Income Fund


           (ix) Multiple Class Plan on behalf of Franklin Pennsylvania Tax-Free Income Fund

      (p)  Power of Attorney

           (i)  Power of Attorney dated January 20, 2000
                Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date:  January 28, 2000


           (ii) Certificate of Secretary dated January 27, 2000
                Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date:  January 28, 2000

      (q)       Code of Ethics

                (i)  Code of Ethics

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

           None

ITEM 25.  INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The officers and trustees of the Registrant's managers also serve as officers and/or trustees for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition Mr. Charles B. Johnson was formerly a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager, Franklin Advisers, Inc. (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and trustees of the investment manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and trustees during the past two years.

ITEM 27.   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., (Distributors) also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Series Fund Inc.
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
 (formerly Franklin Valuemark Funds)
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Registrant or its shareholder services agent, Franklin/Templeton Investors Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA. 94404.

ITEM 29.  MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.  UNDERTAKINGS

Not Applicable

                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 28th day of June, 2000.

                                  FRANKLIN TAX-FREE TRUST
                                  By: RUPERT H. JOHNSON, JR.*
                                      Rupert H. Johnson, Jr.
                                      President

Pursuant to the requirements of the Securities Act of 1933, this Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*              Trustee and Principal
Rupert H. Johnson, Jr.               Executive Officer
                                     Dated:  June 28, 2000

MARTIN L. FLANAGAN*                  Principal Financial Officer
Martin L. Flanagan                   Dated:  June 28, 2000

KIMBERLEY H. MONASTERIO*             Principal Accounting Officer
Kimberley H. Monasterio              Dated:  June 28, 2000

FRANK H. ABBOTT, III*                Trustee
Frank H. Abbott, III                 Dated:  June 28, 2000

HARRIS J. ASHTON*                    Trustee
Harris J. Ashton                     Dated:  June 28, 2000

S. JOSEPH FORTUNATO*                 Trustee
S. Joseph Fortunato                  Dated:  June 28, 2000

EDITH E. HOLIDAY*                    Trustee
Edith E. Holiday                     Dated:  June 28, 2000

CHARLES B. JOHNSON*                  Trustee
Charles B. Johnson                   Dated:  June 28, 2000

FRANK W. T. LAHAYE*                  Trustee
Frank W. T. LaHaye                   Dated:  June 28, 2000

GORDON S. MACKLIN*                   Trustee
Gordon S. Macklin                    Dated:  June 28, 2000


*By   /S/ DAVID P. GOSS
      David P. Goss, Attorney-in-Fact
      (Pursuant to Power of Attorney previously filed)


                            FRANKLIN TAX-FREE TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.       DESCRIPTION                                LOCATION

EX-99.a(i)        Restated Agreement and Declaration of      *
                  Trust dated October 26, 1984

EX-99.a(ii)       Certificate of Amendment of Agreement and  *
                  Declaration of Trust dated July 16, 1991

EX-99.a(iii)      Certificate of Amendment of Agreement and  *
                  Declaration of Trust dated April 21, 1992

EX-99.a(iv)       Certificate of Amendment of Agreement and  *
                  Declaration of Trust dated December 14,
                  1993

EX-99.a(v)        Certificate of Amendment of Agreement and  *
                  Declaration of Trust dated March 21, 1995

EX-99.a(vi)       Certificate of Secretary Amendment of      *
                  Agreement and Declaration of Trust dated
                  August 31, 1999

EX-99.b(i)        By-Laws                                    *

EX-99.b(ii)       Certificate of Amendment of By-Laws dated  *
                  December 8,1987

EX-99.b(iii)      Amendment to By-Laws dated April 21, 1992  *

EX.99.b(iv)       Certificate of Amendment of By-Laws dated  *
                  December 14, 1993

EX-99.b(v)        Amendment to By-Laws dated January 18,     *
                  1994

EX-99.d(i)        Management Agreement between Registrant    *
                  and Franklin Advisers, Inc. dated
                  December 1, 1986

EX-99.d(ii)       Amendment to Management Agreement between  *
                  Registrant and Franklin Advisers, Inc.
                  dated August 1, 1995

EX-99.d(iii)      Management Agreement between Registrant    *
                  and Franklin Advisers on behalf of
                  Franklin Connecticut Tax-Free Income Fund dated October 1, 1998

EX-99.e(i)        Amended and Restated Distribution          *
                  Agreement between Registrant and
                  Franklin/Templeton Distributors, Inc.
                  dated March 29, 1995

EX-99.e(ii)       Dealer Agreements Effective as of March    *
                  1, 1998 between Franklin/Templeton
                  Distributors, Inc. and securities dealers

EX-99.g(i)        Master Custody Agreement between           *
                  Registrant and Bank of New York dated
                  February 16, 1996

EX-99.g(ii)       Terminal Link Agreement between            *
                  Registrant and Bank of New York dated
                  February 16, 1996

EX-99.g(iii)      Amendment dated May 7, 1997 to Master      *
                  Custody Agreement between Registrant and
                  Bank of New York dated February 16, 1996

EX-99.g(iv)       Amendment dated February 27, 1998 to       *
                  Master Custody Agreement between
                  Registrant and Bank of New York dated
                  February 16, 1996

EX-99.g(v)        Foreign Custody Manager Agreement made as  *
                  of July 30, 1998, effective as of
                  February 27, 1998 on behalf of each
                  Investment Company listed on Schedule 1

EX-99.g(vi)       Amendment dated March 21, 2000, to         Attached
                  Exhibit A of the Master Custody Agreement between Registrant and the Bank of New
                  York dated February 16, 1996

EX-99.h(i)        Agreement between Registrant and           *
                  Financial Guaranty Insurance Company
                  dated March 8, 1985

EX-99.h(ii)       Amendment to Agreement between             *
                  Registrant and Financial Guaranty
                  Insurance Company dated November 24, 1992

EX-99.h(iii)      Mutual Fund Agreement between Registrant   *
                  and Financial Guaranty Insurance Company dated April 30, 1993

EX-99.h(iv)       Subcontract for Fund Administrative        *
                  Services dated October 1, 1996 and
                  Amendment thereto dated March 11, 1998
                  between Franklin Advisers, Inc. and
                  Franklin Templeton Services Inc.

EX-99.i(i)        Opinion and Consent of Counsel dated       *
                  April 17, 1998

EX-99.j(i)        Consent of Independent Auditors            Attached

EX-99.l(i)        Letter of Understanding dated              *
                  September 21, 1992

EX-99.l(ii)       Letter of Understanding dated April 12,    *
                  1994

EX-99.m(i)        Class A Shares Distribution Plans          *
                  pursuant to Rule 12b-1 dated July 1, 1993
                  and May 1, 1994

EX-99.m(ii)       Class C Shares Distribution Plan pursuant  *
                  to Rule 12b-1 dated March 30, 1995

EX-99.m(iii)      Distribution Plan dated October 16, 1998   *
                  pursuant to Rule 12b-1 between the
                  Registrant on behalf of Franklin High
                  Yield Tax-Free Income Fund - Class B and
                  Franklin/Templeton Distributors, Inc.

EX-99.m(iv)       Class B Distribution Plan pursuant to      Attached
                  Rule 12b-1

EX-99.o(i)        Multiple Class Plan dated October 19, 1995 *

EX-99.o(ii)       Multiple Class Plan on behalf of Franklin  *
                  High Yield Tax-Free Income Fund

EX-99.o(iii)      Multiple Class Plan on behalf of Franklin  Attached
                  Arizona Tax-Free Income Fund

EX-99.o(iv)       Multiple Class Plan on behalf of Franklin  Attached
                  Florida Tax-Free Income Fund

EX-99.o(v)        *Multiple Class Plan on behalf of          Attached
                  Franklin Insured Tax-Free Income Fund

EX-99.o(vi)       Multiple Class Plan on behalf of Franklin  Attached
                  Michigan Insured Tax-Free Income Fund

EX-99.o(vii)      Multiple Class Plan on behalf of Franklin  Attached
                  New Jersey Tax-Free Income Fund

EX-99.o(viii)     Multiple Class Plan on behalf of Franklin  Attached
                  Ohio Insured Tax-Free Income Fund

EX-99.o(ix)       Multiple Class Plan on behalf of Franklin  Attached
                  Pennsylvania Tax-Free Income Fund

EX-99.p(i)        Power of Attorney dated January 20, 2000   *

EX-99.p(ii)       Certificate of Secretary dated January     *
                  27, 2000

EX-99.q(i)        Code of Ethics                             Attached

*Incorporated by Reference